AMERICAS                                                              ING FUNDS

ING DOMESTIC MUTUAL FUNDS

SEMI-ANNUAL REPORT / APRIL 30, 2000

                             [FLAG GRAPHIC]

                                   [ING LOGO]

TABLE OF CONTENTS

Fund information at your fingertips


WE ARE PLEASED TO PROVIDE THIS DETAILED REVIEW OF ING MUTUAL FUNDS FOR THE PERIOD THAT ENDED APRIL 30, 2000. TO HELP ANALYZE YOUR FUND, WE HAVE BROKEN DOWN THE REPORT INTO A NUMBER OF EASY-TO-FOLLOW SECTIONS. LISTED BELOW IS A TABLE OF CONTENTS AND DESCRIPTION OF EACH SECTION.

Pages 3-12 FUND SUMMARIES
A summary of the Funds' performance record and portfolio composition, and an interview with the Funds' portfolio manager or managers.

Pages 14 - 29 SCHEDULES OF INVESTMENTS
A complete listing of the securities in the Funds' portfolio as of April 30, 2000. This section also includes the number of shares or principal amount, and market value as of the end of the reporting period.

                                                                     SCHEDULE OF
  FUND NAME                                 FUND SUMMARY             INVESTMENTS
  ING Internet Fund                            Page 3                  Page 14
  ING Small Cap Growth Fund                    Page 4                  Page 15
  ING Focus Fund                               Page 5                  Page 17
  ING Mid Cap Growth Fund                      Page 6                  Page 18
  ING Large Cap Growth Fund                    Page 7                  Page 20
  ING Tax Efficient Equity Fund                Page 8                  Page 21
  ING Growth &Income Fund                      Page 9                  Page 23
  ING High Yield Bond Fund                     Page 10                 Page 25
  ING Intermediate Bond Fund                   Page 11                 Page 27
  ING National Tax-Exempt Bond Fund            Page 12                 Page 29

Pages 31 - 35 FINANCIAL HIGHLIGHTS
A description of the factors that affected a Fund's net asset value (NAV) during the reporting period. In addition to providing total returns, this section reports asset sizes, distributions, expense ratios and portfolio turnover rates (when applicable).

Pages 36 - 37 STATEMENTS OF ASSETS & LIABILITIES
A complete "balance sheet" as of the end of the reporting period. It includes the Funds' NAV, which is calculated by dividing its net assets (assets minus liabilities) by its number of shares outstanding.

Pages 38 - 39 STATEMENTS OF OPERATIONS
A listing of a Fund's investment income, expenses and gains or losses on securities, as well as appreciation or depreciation from portfolio holdings.

Pages 40 - 42 STATEMENTS OF CHANGES IN NET ASSETS
A reporting of the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets could occur for a variety of reasons, including investment operations, dividend distributions and capital share transactions.

Pages 43 - 54 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

Page 56 ING FUNDS SERVICES
A description of convenient services available to Fund shareholders.

INSIDE BACK COVER FUND FAMILY OVERVIEW
A brief summary of the ING Funds, including objectives and primary portfolios.

SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ING Funds are distributed by ING Funds Distributor, Inc.
1475 Dunwoody Drive, West Chester, PA 19380. Member NASD.

A LETTER FROM THE PRESIDENT

[PICTURE OF JOHN J. PILEGGI]

John J. Pileggi
President & CEO
ING Funds

"DESPITE THE DECLINES IN STOCK PRICES, THE BASIC FUNDAMENTALS OF THE ECONOMY REMAINED IN VERY GOOD SHAPE."

DEAR FELLOW SHAREHOLDERS,

We are pleased to present the latest ING Funds Semi-Annual Report, covering the six-month period that ended April 30, 2000. We'll begin with a review of the financial markets, followed by detailed information about your fund investment.

A VOLATILE STOCK MARKET During the reporting period of November 1999 through the end of April 2000, the S&P 500 Index produced a 7.20% total return, while the technology laden Nasdaq composite rose 30.14%. Overseas, the broad MSCI EAFE Index rose 6.85%. However, strong returns during the last two months of 1999 masked the weakness of the financial markets thus far in 2000.
    In the first four months of this year, the U.S. equity markets experienced a long expected correction in stock prices. This was not just limited to the "new economy" technology sector, but also to many traditional, well established firms. While the correction was significant, it was much more of a market event than an economic event. Despite the declines in stock prices, the basic fundamentals of the economy remained in very good shape. To a great extent, the correction was due to simple profit taking. In addition, concerns over valuation and the legal problems encountered by market leader Microsoft, added to the market's volatility.
    Overseas, many international markets have experienced similar volatility, oftentimes due to a decline in technology stocks. Additionally, while several European equity markets have managed to post gains this year, after accounting for the steep fall in the euro, U.S. investors have been saddled with negative net returns. Finally, in Japan, there have been mixed signals regarding the country's economy. However, government intervention and corporate restructuring has led to a cautiously optimistic outlook for its market.

A MIXED BOND MARKET After registering one of its worst years in 1999, the U.S. bond market finally showed some life during the first few months of 2000. The Treasury 30-year bond fell from over 6.5% at the start of the year to below 6% by the end of April. The dramatic decline in long-term yields caused the yield curve to invert, where short-term rates were actually higher than long-term rates. Much of the move in the bond market was attributed to the Treasury Department changing the supply of the 30-year bond, and a move by the market to anoint the 10-year bond as the new benchmark. In the near-term, it's expected that the Federal Reserve will continue to aggressively raise interest rates. However, the bond market has not experienced a major correction, as bond investors look at the Fed's action as a preemptive move against rising inflation.

LOOKING AHEAD In summary, it has been an eventful period in the financial markets, one that we think magnifies the value of professional investment management and advice. While short-term volatility may continue to make headlines, we believe those who maintain a broadly diversified portfolio and take a long-term investment approach will be rewarded over time.
    I would also like to take this opportunity to point out that we have recently broadened our investment line-up, with the addition of the ING Global Communications Fund and ING Emerging Markets Equity Fund. We have also continued to enhance our Web site, www.ingfunds.com, and 24-hour automated telephone system, 1-877-463-6464. Details on these services can be found on page 56 of this report.
    I would like to thank you for your investment with ING Funds, and we look forward to serving your needs in the years to come. Thank you for your confidence in us -- we work to earn it each day.

Sincerely,


/s/ JOHN J. PILEGGI
John J. Pileggi
President & CEO
May 1, 2000

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 1

ING FUNDS PERFORMANCE SUMMARY
DATA AS OF APRIL 30, 2000


                                                                                      Cumulative Total Return w/Sales Charge(5)
                           Share   Inception                          Newspaper   --------------------------------------------------
                           Class   Date         Quotron   CUSIP       Listing          YTD           1-Year          Inception
                           -----   ----         -------   -----       -------          ---           ------          ---------
STOCK FUNDS

 ING INTERNET FUND(1)        A     07/01/99     INGAX     45683V209   InternetA      - 28.00%          n/a             68.61%
                             B     07/01/99     INGBX     45683V308   InternetB      - 27.54           n/a             72.79
                             C     07/01/99     INICX     45683V407   InternetC      - 24.55           n/a             76.89
                             X(4)  07/01/99     n/a       45683V712   n/a            - 27.50           n/a             72.89
 ING SMALL CAP               A     12/15/98     ISCGX     45683U532   SmCpGrA         - 4.94          44.81%           48.63
 GROWTH FUND(2,6)            B     12/15/98     n/a       45683U524   n/a             - 4.42          47.79            52.30
                             C     12/15/98     n/a       45683U516   n/a             - 0.42          51.79            56.30
                             X(4)  01/11/99     n/a       45683U490   n/a             - 4.42          47.59            35.15
 ING FOCUS FUND              A     12/15/98     IFFAX     45683U235   FocusA          - 5.94          10.70            32.40
                             B     12/15/98     n/a       45683U227   n/a             - 5.42          11.82            35.37
                             C     12/15/98     n/a       45683U219   n/a             - 1.51          15.65            39.17
                             X(4)  01/12/99     n/a       45683U193   n/a             - 5.42          11.76            24.27
 ING MID CAP                 A     12/15/98     IMCGX     45683U573   MdCpGrA           9.59          22.69            23.85
 GROWTH FUND                 B     12/15/98     n/a       45683U565   n/a              11.04          24.42            26.20
                             C     12/15/98     n/a       45683U557   n/a              15.04          28.42            30.20
                             X(4)  01/19/99     n/a       45683U540   n/a              11.04          24.29            19.65
 ING LARGE CAP               A     12/15/98     ILCGX     45683U664   LgCpGrA         - 7.25           7.50            22.90
 GROWTH FUND                 B     12/15/98     n/a       45683U656   n/a             - 6.66           8.41            25.40
                             C     12/15/98     n/a       45683U649   n/a             - 2.80          12.32            29.30
                             X(4)  01/11/99     n/a       45683U631   n/a             - 6.73           8.15            15.32
 ING TAX EFFICIENT           A     12/15/98     ITEAX     45683U276   TxEfEqA         - 3.56           4.95            23.16
 EQUITY FUND                 B     12/15/98     n/a       45683U268   n/a             - 2.87           5.86            26.04
                             C     12/15/98     n/a       45683U250   n/a               1.14           9.78            29.50
                             X(4)  01/11/99     n/a       45683U243   n/a             - 2.87           5.80            13.00
 ING GROWTH                  A     12/15/98     IGIFX     45683U623   GrIncA          - 5.90           3.90            14.79
 & INCOME FUND               B     12/15/98     n/a       45683U615   n/a             - 5.47           4.31            16.67
                             C     12/15/98     n/a       45683U599   n/a             - 1.41           8.41            20.68
                             X(4)  01/12/99     n/a       45683U581   n/a             - 5.39           4.41             9.05

BOND FUNDS

 ING HIGH YIELD              A     12/15/98     IHYAX     45683U847   HiYldA          - 5.44%        - 2.24%            3.65%
 BOND FUND(3)                B     12/15/98     n/a       45683U839   n/a             - 5.81         - 2.89             3.72
                             C     12/15/98     n/a       45683U821   n/a             - 1.96           0.96             7.70
                             X(4)  01/11/99     n/a       45683U813   n/a             - 5.81         - 2.88             3.14
 ING INTERMEDIATE            A     12/15/98     IIBAX     45683U888   InmdBdA         - 3.33         - 3.79           - 4.31
 BOND FUND                   B     12/15/98     n/a       45683U870   n/a             - 3.68         - 4.38           - 4.30
                             C     12/15/98     n/a       45683U862   n/a               0.29         - 0.66           - 0.55
                             X(4)  01/11/99     n/a       45683U854   n/a             - 3.69         - 4.38           - 3.27
 ING NATIONAL TAX-EXEMPT     A     11/08/99     n/a       45683U714   n/a             - 2.01            n/a           - 4.30
 BOND FUND                   B     11/08/99     n/a       45683U698   n/a             - 2.43            n/a           - 4.93
                             C     11/08/99     n/a       45683U680   n/a               1.58            n/a           - 0.88

Past performance is historical and cannot guarantee future results. Because of ongoing market volatility, each Fund's performance may be subject to substantial short-term changes.

THESE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN THE CURRENT FUND PROSPECTUS.

1. The Fund concentrates its investments in Internet-related companies and carries more risks than more diversified funds. 2. Investments in small capitalization issuers carry more risks than larger companies. 3. Investments in high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade corporate bonds. 4. Class X shares are offered to qualified investors (including, but not limited to IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans). Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor. 5. Cumulative total return (not annualized). Fund returns include change in share value and reinvestment of distributions. Class A shares are subject to a maximum initial sales charge of 5.75% (Stock Funds); and 4.75% (Bond Funds). Class B and Class X shares are subject to a maximum contingent deferred sales charge of 5% (1-year) and 4% (inception); Class C shares are subject to a maximum CDSC of 1% (1-year). For the Funds that are in operations for less than one year, the CDSC for Class B and X shares are 5% and for Class C shares is 1%. 6. Prior to 10/31/99 the Fund had a different Sub-Adviser.

2  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

DATA AS OF 4/30/00

ING INTERNET FUND

FOR INVESTORS SEEKING LONG-TERM CAPITAL APPRECIATION FROM A NON-DIVERSIFIED EQUITY PORTFOLIO

GROWTH OF A $10,000 INVESTMENT

ING Internet Fund vs. @Net Index (IIX): 7/1/99 - 4/30/2000

                                  [LINE GRAPH]

      Class A shares  Class B shares  Class C shares  @Net Index (IIX)
            9425          10000         10000            10000
            8115           8600          8600             8899
            9020           9550          9560             9488
           10132          10720         10730            10333
           11942          12630         12630            11387
           15740          16630         16650            13995
           22075          23311         23341            18333
           19339          20419         20439            17068
           25735          27154         27174            20091
           21999          23210         23230            19871
           16861          17279         17689            16380


Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B & C shares are subject to a maximum CDSC of 5% and 1%, respectively. Ending values include change in share value and reinvestment of distributions. The @Net Index (IIX) is unmanaged with no sales charges or expenses.

CUMULATIVE TOTAL RETURN(2) (with sales charge)

                Class A shares     Class B shares     Class C shares      Class X shares
                --------------     --------------     --------------      --------------
YTD                 -28.00%           -27.54%            -24.55%              -27.50%
Inception            68.61             72.79              76.89                72.89

Inception date for the Fund is 7/1/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns (not annualized) include change in share value and reinvestment of distributions.
PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    Cisco Systems, Inc.                 5.5%
    America Online, Inc.                4.9
    Inktomi Corp.                       4.7
    DoubleClick Inc.                    4.3
    TIBCO Software Inc.                 4.3
    Yahoo! Inc.                         4.3
    VeriSign, Inc.                      4.0
    Broadcom Corp.                      3.8
    Allaire Corp.                       3.8
    eBay Inc.                           3.3

TOP FIVE INDUSTRIES(1)
    Internet Software                  44.4%
    Internet Content                   15.4
    Computer Data Security              6.9
    E-Commerce                          6.4
    Networking Products                 5.4

MANAGER'S OVERVIEW

[GUY UDING PHOTO]

GUY UDING
Portfolio Management
Team Leader

OBJECTIVE
LONG-TERM CAPITAL APPRECIATION through the investment in a non-diversified portfolio of U.S. and non-U.S. Internet technology companies.

"ONE THEME THAT WORKED WELL FOR THE FUND HAS BEEN INTERNET INFRASTRUCTURE."

SEE PAGE 14 FOR FINANCIAL DETAILS.

QUESTION: How did the Fund perform versus its benchmark during the reporting period?
ANSWER: Overall, the Fund produced outstanding absolute results. However, its return was slightly less than that of its benchmark.
QUESTION: What caused the correction that occurred in the Internet sector?
ANSWER: Doubts about Internet stock valuations and the validity of some business models made investors more cautious. In addition, Federal Reserve tightening put additional pressure on the stock market. However, first quarter 2000 earnings for most Internet companies were better than expected. And a wide range of companies posted profits for the first time.
QUESTION: What were some of the areas you focused on for the Fund?
ANSWER: One theme that worked well has been Internet infrastructure. As businesses started using the Web as a corporate platform the reliability, speed and security of Internet transactions became more important. Another winning theme was Internet software. Businesses have given a high priority to the implementation of an Internet strategy. This resulted in a demand for Internet based, quick to install, Internet commerce platforms.
QUESTION: Were there any areas that didn't meet your expectations?
ANSWER: While business-to-business became a hot topic during the period, not every business model could fully profit from the surge in online transaction revenues. Another area of relative weakness has been DSL service providers. Mounting regulatory issues have lowered visibility in this sector and have delayed the rollout of broadband Internet access in the U.S.
QUESTION: Looking ahead, what areas do you believe hold the most promise?
ANSWER: We expect traditional companies to close the gap with pure Internet companies, either by buying Web businesses or establishing their own. This will mean further investments in infrastructure build-out, both hardware and software. With ongoing shortages in skilled people, Internet consulting firms should be rewarded with contracts from both off- and online businesses, provided they can deliver within reasonable time frames. Finally, broadband Internet will increasingly find its way to the end user. Access technologies like DSL and cable will become available to a broader audience.
QUESTION: What is your outlook for the Fund?
ANSWER: Going forward, we expect volatility to be high in the Internet sector.
    We will continue to take a selective approach towards Internet companies, and will focus on how these firms manage growth. Unproven business concepts will be less attractive investments, as a proven track record and a sound financial framework will be key features we look for.

[ING LOGO]      ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  3

DATA AS OF 4/30/00
ING SMALL CAP GROWTH FUND
FOR AGGRESSIVE INVESTORS SEEKING ABOVE-AVERAGE LONG-TERM GROWTH

GROWTH OF A $10,000 INVESTMENT
ING Small Cap Growth Fund vs. Russell 2500 Growth Index: 12/15/98 - 4/30/2000

[LINE GRAPH]

      Class A shares  Class B shares  Class C shares  Russell 2500 Growth
            9425          10000         10000            10000
           10697          11350         11350            11215
           10443          11070         11070            11539
            9576          10150         10150            10603
            9491          10050         10050            11098
            9670          10230         10230            11983
            9500          10050         10060            12107
           10311          10900         10910            12963
           10019          10580         10590            12698
            9962          10520         10530            12424
            9906          10450         10450            12513
           10669          11260         11260            13123
           12008          12670         12670            14672
           14741          15540         15540            17440
           15306          16120         16110            17342
           19642          20680         20670            21790
           16635          17500         17500            20080
           14863          15230         15630            18124

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The Russell 2500 Growth Index is unmanaged with no sales charges or expenses. Furman Selz Capital Management became Sub-Adviser to the Fund on October 31, 1999.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                 Class A shares     Class B shares      Class C shares    Class X shares
                 --------------     --------------      --------------    --------------
1-Year               44.81%             47.79%              51.79%             47.59%
Inception            33.47              35.86               38.45              26.10

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    LTX Corp.                                4.7%
    E-Tek Dynamics, Inc.                     3.4
    Novellus Systems, Inc.                   3.3
    TriQuint Semiconductor, Inc.             3.0
    International Rectifier Corp.            2.8
    Mercury Interactive Corp.                2.5
    Westell Technologies, Inc.               2.4
    Remedy Corp.                             2.2
    eXcelon Corp.                            2.1
    Health Management Associates, Inc.       2.0

TOP FIVE INDUSTRIES(1)
    Electronic Component Semiconductor      17.6%
    Internet Software                        8.9
    Enterprise Software/Service              6.0
    Telecommunication Equipment              4.4
    Computer Services                        3.3

[MANAGER'S OVERVIEW]

[GEORGE PAOLETTI PHOTO]

GEORGE PAOLETTI
Portfolio Manager

OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $200 million to $5 billion.

"THE FUND'S OVERWEIGHT POSITION IN DIGITAL ECONOMY STOCKS ENHANCED RETURNS FOR MUCH OF THE PERIOD."

SEE PAGE 15 FOR FINANCIAL DETAILS.

QUESTION: How has the Fund performed relative to its benchmark?
ANSWER: Overall, the Fund produced exceptionally strong returns. However, it did lag its benchmark during the reporting period.
QUESTION: Which areas were the largest contributors to performance?
ANSWER: The Fund's overweight position in digital economy stocks enhanced returns for much of the period. Examples included technology, media, and telecommunications issues. Earlier in the period, biotechnology issues -- specifically genomics stocks -- also enhanced returns.
QUESTION: Can you share some examples of winning investments?
ANSWER: BEA Systems is an Internet infrastructure company that provides web site consulting services and software. The firm's stock price faltered last fall, because of an announcement that the consulting side of its business was stronger than anticipated. Many investors incorrectly interpreted this as a sign that its software sales, the more lucrative portion of its operations, were weaker than expected. In reality, the company was hiring salespeople at a record rate, due to exceptional demand for its software products. BEA Systems subsequently reported tremendous results, and its stock price rose substantially.
       The Fund also held a significant amount of semiconductor capital equipment, or "semicap" stocks. The semiconductor industry under-spent on capital equipment for several years, and it quickly had to compensate, as demand for semiconductors began to grow last summer. One of the Fund's largest holdings, LTX Corp., which makes semiconductor test equipment, is an example of a strong performer in this area.
QUESTION: What areas hindered performance?
ANSWER: The severe correction that occurred in the technology sector in March and April was the greatest detractor to results. In addition, several stock specific holdings hurt returns. Examples include Open Market, an Internet software company and Metaslov, a firm that sells business management software to telecommunications providers.
QUESTION: What is your outlook for small-cap stocks and the Fund?
ANSWER: After posting tremendous gains we expect small-cap stocks to generate much more modest results in the coming months. There are several uncertainties on the horizon, including rising interest rates and the possibility of slower economic growth in the U.S. Also, many of these stocks became significantly overvalued early this year, and it will take some time for the ultimate winners to shake out from the losers.
       However, the strong U.S. dollar could hurt the revenues of large-cap multi-nationals which generate a high portion of their sales in Europe. That would make U.S.-focused small caps relatively more attractive.

4  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000    [ING LOGO]

DATA AS OF 4/30/00

ING FOCUS FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH FROM A NON-DIVERSIFIED EQUITY PORTFOLIO

GROWTH OF A $10,000 INVESTMENT
ING Focus Fund vs. Russell 1000 Index: 12/15/98 - 4/30/2000

                                [LINE GRAPH]

       Class A shares  Class B shares  Class C shares  Russell 1000
            9425          10000         10000            10000
           10320          10950         10950            10850
           10773          11410         11420            11237
           10811          11460         11460            10881
           11140          11810         11800            11298
           11272          11930         11930            11770
           11216          11870         11870            11516
           11942          12630         12630            12103
           11565          12220         12220            11734
           11235          11870         11870            11624
           11027          11650         11650            11304
           11819          12480         12470            12064
           12309          12990         12980            12374
           13270          13999         13989            13120
           12900          13597         13587            12583
           12832          13524         13514            12549
           13659          14381         14361            13693
           13240          13537         13917            13237



Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The Russell 1000 Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                  Class A shares        Class B shares       Class C shares     Class X shares
                  --------------        --------------       --------------     --------------
1-Year                 10.70%               11.82%               15.65%             11.76%
Inception              22.69                24.69                27.23              18.25

Inception dates: Class A, B, and C shares is 12/15/98; X shares is 1/12/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    ADC Telecommunications, Inc.              4.5%
    AT&T Corp. - Liberty Media Group          3.9
    Bell Atlantic Corp.                       3.6
    Telefonaktiebolaget LM Ericsson           3.6
    The Bank of New York Co., Inc.            3.5
    American International Group, Inc.        3.5
    The Chubb Corp.                           3.4
    Martin Marietta Materials, Inc.           3.3
    General Motors Corp.                      3.3
    CBS Corp.                                 3.2

TOP FIVE INDUSTRIES(1)
    Medical: Hospitals                        7.4%
    Telecommunication Equipment               6.9
    Multimedia                                4.7
    Data Processing/Management                3.6
    Telephone: Integrated                     3.6

MANAGER'S OVERVIEW

[MICHAEL L. KASS AND ADRIAN JONES PHOTOS]

MICHAEL L. KASS
ADRIAN JONES
Portfolio Managers

OBJECTIVE

GROWTH OF CAPITAL through investment in a non-diversified portfolio of approximately 20 - 40 stocks.

 "OUR LARGEST INVESTMENT THEMES WERE BANDWIDTH AND ENTERPRISE DATA MANAGEMENT -- BOTH OF WHICH WERE STRONG CONTRIBUTORS TO PERFORMANCE."

SEE PAGE 17 FOR FINANCIAL DETAILS.

QUESTION: Can you describe the Fund's performance relative to its benchmark?
ANSWER: The Fund's strategy of modest portfolio concentration, balanced by diversification across sectors, proved successful given the prevailing market conditions. In fact, for the six-month period ending April 30, 2000, the Fund significantly outperformed its benchmark, the Russell 1000 Index.
QUESTION: Which investment themes drove this performance?
ANSWER: Our largest investment themes were Bandwidth and Enterprise Data
    Management -- both of which were strong contributors to performance. Our Bandwidth holdings were led by equipment companies and services. Solid returns from holdings in the Enterprise Data Management theme included Siebel Systems and EDM.
       The Fund was also supported by several digital media stocks, including content providers Time Warner and Liberty Media, as well as GM Hughes, a major distributor of digital video and data services.
QUESTION: What strategies detracted from the Fund's performance?
ANSWER: The Fund's healthcare service holdings offered mixed results. Our significant overweight position in hospital stocks generated positive returns, in spite of the difficult environment for healthcare stocks in general. However, our investments in Express Scripts and Bausch & Lomb declined to an extent that they more than offset the positive returns from our hospital stocks.
       We also eliminated our positions in poor-performing waste services stocks during the last few months of 1999. The proceeds of these sales were used to expand our exposure to the stronger performing health care service area.
QUESTION: What is your outlook for the Fund given current market conditions?
ANSWER: Based on our extensive analysis of macro-economic issues, we believe that the Federal Reserve Board will continue to raise interest rates and drain the money supply. This, in turn, should serve to reduce liquidity in the stock market. In addition, it is our opinion that the recent rise in market volatility is likely to continue for the time being. As a result, we will continue to maintain a healthy cash level entering the second quarter of 2000.
       Having said that, overall we are optimistic on the companies in our portfolio and the opportunities they are addressing. Our investment style emphasizes balance, and focuses on changes in long-term fundamentals for companies, and the industries in which they compete. As always, we remain on the lookout for new ideas, and look forward to the remainder of the year.

[ING LOGO]      ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  5

DATA AS OF 4/30/00

ING MID CAP GROWTH FUND

FOR INVESTORS SEEKING LONG-TERM GROWTH

GROWTH OF A $10,000 INVESTMENT
ING Mid Cap Growth Fund vs. Russell Mid Cap Growth Index: 12/15/98 - 4/30/2000

[LINE GRAPH]

      Class A shares  Class B shares  Class C shares  Russell Mid Cap Growth
            9425          10000            10000            10000
           10151          10770            10770            11215
            9746          10330            10330            11552
            9086           9630             9630            10987
            9189           9730             9730            11599
            9510          10060            10060            12128
            9510          10070            10060            11971
            9934          10510            10500            12807
            9755          10310            10310            12400
            9472          10000            10000            12271
            9548          10070            10070            12166
            9793          10330            10330            13107
           10113          10660            10660            14465
           10650          11220            11220            16970
           10160          10700            10700            16967
           12045          12680            12680            20533
           12516          13170            13170            20554
           12385          12620            12620            18558


Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The Russell Mid Cap Growth Index is unmanaged with no sales charges or expenses.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                     Class A shares     Class B shares       Class C shares     Class X shares
                     --------------     --------------       --------------     --------------
1-Year                   22.69%             24.42%               28.42%             24.29%
Inception                16.86              18.47                21.20              15.08

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/19/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    ADC Telecommunications, Inc.             2.6%
    Linear Technology Corp.                  2.6
    Vishay Intertechnology, Inc.             2.5
    Altera Corp.                             2.3
    Marcomedia, Inc.                         2.2
    Comverse Technology, Inc.                2.2
    Symbol Technologies, Inc.                2.1
    Circuit City Stores                      2.1
    American Power Conversion Corp.          2.0
    MinMed Inc.                              1.9


TOP FIVE INDUSTRIES(1)
    Telecommunication Equipment              8.3%
    Electronic Component: Semiconductor      6.8
    Circuits                                 5.4
    Internet Software                        4.2
    Electronic Component: Misc.              3.6

MANAGER'S OVERVIEW

[MATTHEW S. PRICE AND DAVID C. CAMPBELL PHOTOS]

MATTHEW S. PRICE
DAVID C. CAMPBELL
Portfolio Managers

OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $500 million to $7.5 billion.

"...THE FUND HAS INVESTED IN MANY ESTABLISHED, WELL RUN AND GROWING TECHNOLOGY COMPANIES."

SEE PAGE 18 FOR FINANCIAL DETAILS.

QUESTION: How did the Fund perform during the reporting period?
ANSWER: The Fund generated excellent absolute returns during this period.
    However, its returns relative to its benchmark, the Russell Mid-Cap Growth Index, were not as strong.
QUESTION: Could you explain the difference between the Fund and its benchmark?
ANSWER: In some ways, the comparison of the Fund to its benchmark is not very meaningful. That's because the Fund maintains a very disciplined investment strategy -- one that favors stocks with positive earnings growth, relative price strength and reasonable valuations. As such, we are not able to participate in what we perceive as the riskier areas of the market -- the very ones that generated the strongest results during the reporting period. Examples in this area include many Internet and biotechnology stocks that generate little, if any profits.
QUESTION: Does that mean the Fund can not invest in technology at all?
ANSWER: Not at all. Since its inception the Fund has invested in many established, well run and growing technology companies. In addition, about three months ago we instituted several adjustments to our investment screening process. These changes have given us the flexibility to consider less seasoned Internet, biotech and telecommunications stocks that we believe present attractive investment opportunities. The Fund generated strong results from our investments in semiconductor and semiconductor equipment stocks during this period.
QUESTION: Can you give us some examples of strategies that did not work for the
    Fund?
ANSWER: In addition to our self-imposed discipline that limits our investing in certain exorbitant-price companies, our performance was impaired by holding many slower-growing companies of the "old economy" that did not attract the interest of momentum investors.
QUESTION: What is your outlook for the market and for the Fund?
ANSWER: History tells us that the economy tends to slow down during periods of rising interest rates and increasing inflation concerns. And when this occurs, the stock market oftentimes experiences difficulties -- especially when it has become so highly valued in terms of historical price-to-earnings ratios.
       That said, we are not predicting any sort of major market correction. In fact, we expect a prolonged "Goldilocks economy" of slower growth and low inflation. And, as these circumstances support the digital revolution, we will remain focused on the opportunities in technology-related stocks.

6  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000     [ING LOGO]

DATA AS OF 4/30/00

ING LARGE CAP GROWTH FUND

FOR INVESTORS SEEKING LONG-TERM GROWTH

GROWTH OF A $10,000 INVESTMENT
ING Large Cap Growth Fund vs. S&P 500 Index: 12/15/98 - 4/30/2000

[Line Graph]

      Class A shares     Class B       Class C shares   S&P 500
            9425          10000         10000            10000
           10151          10770         10760            10771
           10518          11150         11150            11222
           10236          10850         10840            10873
           10707          11340         11330            11308
           10773          11410         11410            11745
           10292          10890         10890            11468
           11046          11680         11680            12104
           10631          11230         11240            11727
           10603          11190         11200            11668
           10462          11050         11050            11348
           11122          11750         11740            12067
           11659          12300         12300            12312
           12488          13170         13170            13037
           11640          12280         12270            12382
           11951          12600         12590            12148
           12884          13570         13560            13337
           12290          12540         12930            12935


Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The S&P 500 Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                  Class A shares     Class B shares     Class C shares    Class I shares    Class X shares
                  --------------     --------------     --------------    --------------    --------------
1-Year                 7.50%             8.41%              12.32%              N/A              8.15%
Inception             16.21             17.93               20.59             17.63             11.60

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 9/27/99; Class X shares is 1/11/99. 1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. Class I shares (cumulative total return) does not include sales charge.
PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    General Electric Co.                     5.9%
    Cisco Systems, Inc.                      4.8
    Microsoft Corp.                          4.1
    Citigroup Inc.                           4.1
    Intel Corp.                              3.8
    American International Group, Inc.       3.2
    Wal-Mart Stores, Inc.                    3.1
    Wells Fargo & Co.                        3.1
    American Express Co.                     3.0
    Texas Instruments Inc.                   2.9

TOP FIVE INDUSTRIES(1)
    Electronic Component: Semiconductor      11.5%
    Medical: Drugs                            6.4
    Diversified Financial Services            6.3
    Diversified Manufacturing Operations      5.7
    Networking Products                       4.7

WILLIAM H. THOMAS
Portfolio Management
Team Leader


OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $1 billion or more.

"WE ATTRIBUTE MUCH OF THE FUND'S SUCCESS TO POSITIVE SECTOR AND STOCK
DECISIONS."

SEE PAGE 20 FOR FINANCIAL DETAILS.

QUESTION: How did the Fund perform during the six-month reporting period?
ANSWER: We're pleased to report that the Fund handily outperformed its benchmark, the S&P 500 Index.
QUESTION: Can you describe the prevailing market environment during this period?
ANSWER: The market was highlighted by two opposing trends. On the one hand, investors were clearly anxious over the impact of rising interest rates. But, on the other hand, corporate earnings growth was well ahead of consensus expectations. This encouraged investors to believe that higher stock prices could be supported.
QUESTION: What factors contributed most to the Fund's success?
ANSWER: We attribute much of the Fund's success to positive sector and stock decisions. Specifically, the Fund benefited from heavy exposure to the technology sectors, such as semiconductors and semiconductor capital equipment markets. Within these sectors we had significant contributions from Intel and Applied Material.
       We also benefited from our underweight position in the consumer staples sector. Many companies in this group have struggled with adverse pricing and volume trends over the past few years. The Fund had a few holdings in this group, but they were limited to companies demonstrating growing market shares and positive earnings surprises.
QUESTION: What factors hindered the Fund's performance?
ANSWER: Given rising interest rates during the period, the Fund was hurt by its overweight in the finance sector. We had believed that interest rates would be leveling off, and that investors would begin moving back into finance stocks. In hindsight we were clearly early in this view. However, our investments in this sector were not all detrimental to performance. Holdings such as American Express, Morgan Stanley Dean Witter and Citigroup providing relatively favorable performance within an unfavorable group.
QUESTION: What is your outlook for the stock market and the Fund?
ANSWER: The equity market has recently taken on a more defensive tone, with investors moving out of the higher valued technology stocks and into sectors with more perceived stability, such as pharmaceuticals, and food and beverage companies. We believe this market broadening is a healthy development.
       In addition, it is our view that the Federal Reserve will succeed in its goal of slowing consumer spending without bringing on a recession. Earnings growth should continue to be generated by productivity driven investments across all sectors, permitting stock prices to resume their upward trend in a more sustainable growth environment.

[ING LOGO]      ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  7

DATA AS OF 4/30/00

ING TAX EFFICIENT EQUITY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH WITH MINIMUM TAX CONSEQUENCES GROWTH OF A $10,000 INVESTMENT
ING Tax Efficient Equity Fund vs. S&P 500 Index: 12/15/98 - 4/30/2000

                               [LINE GRAPH]

       Class A shares  Class B shares  Class C shares   S&P 500
            9425          10000         10000            10000
           10151          10770         10770            10771
           10443          11100         11070            11222
           10132          10760         10730            10873
           10424          11070         11040            11308
           11056          11730         11690            11745
           10886          11550         11510            11468
           11527          12230         12180            12104
           11178          11850         11810            11727
           11056          11720         11680            11668
           10745          11380         11340            11348
           11301          11960         11920            12067
           11423          12090         12050            12312
           12032          12733         12679            13037
           11397          12052         12005            12382
           11426          12072         12025            12148
           12316          13004         12960            13337
           12316          12604         12950            12935

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The S&P 500 Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                   Class A shares       Class B shares      Class C shares      Class X shares
                   --------------       --------------      --------------      --------------
1-Year                  4.95%                5.86%                9.78%              5.80%
Inception              16.39                18.37                20.73               9.87

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    General Electric Co.                        3.5%
    Intel Corp.                                 3.4
    Arrow Electronics, Inc.                     2.4
    Cisco Systems, Inc.                         2.3
    Applied Materials Inc.                      2.2
    IBM Corp.                                   2.1
    Conoco Inc.                                 2.0
    Texas Instruments Inc.                      2.0
    Analog Devices, Inc.                        1.9
    Sun Microsystems, Inc.                      1.8

TOP FIVE INDUSTRIES(1)
    Electronic Component: Semiconductor         9.7%
    Oil Companies: Integrated                   6.0
    Computers: Micro                            4.8
    Diversified Manufacturing Operations        4.7
    Medical: Drugs                              4.7

MANAGER'S OVERVIEW

                               [PICTURE OMITTED]

Bob Sandroni
Carl Goldsmith
Marla Ryan
Portfolio Managers

OBJECTIVE
HIGH TOTAL RETURN on an after-tax basis through a diversified portfolio of stocks.

"...MAINTAINING A WELL-DIVERSIFIED APPROACH WHICH EMPHASIZES GROWTH AT A REASONABLE PRICE WORKED WELL FOR THE FUND."

SEE PAGE 21 FOR FINANCIAL DETAILS.

QUESTION: How has the Fund performed relative to its benchmark?
ANSWER: We're pleased to report that the Fund continued its trend of outperforming its benchmark, the S&P 500 Index.
QUESTION: What were some of the major factors behind the Fund's strong returns?
ANSWER: Overall, maintaining a well-diversified approach, which emphasizes growth at a reasonable price, worked well for the Fund. However, early in the reporting period our valuation discipline hurt performance, due to the astounding appreciation in the technology-laden Nasdaq. However, interest rate worries and investor concern over the lofty valuations in the technology sector sent the market into a corrective phase. Investor interest subsequently turned to the more attractively valued sectors of the marketplace that we favor for the Fund.
QUESTION: What investment strategies did you employ to enhance returns?
ANSWER: Perhaps the most important factor was staying close to a market weighted in technology, as it provided the best of both worlds. This strategy required us to sell a portion of our technology holdings and lock-in profits as they moved upwards. This also served to reduce the Fund's overall exposure to the sector during the correction phase.
       In addition, the opportunistic redeployment of proceeds into select names within financial services, capital goods, energy, and healthcare sectors contributed positively to performance.
QUESTION: Could you share an example of a winning holding?
ANSWER: Arrow Electronics is a good example of how we look for undervalued growth opportunities in the marketplace. The firm is a worldwide distributor of electronic components and computer products to industrial and commercial customers. After a major industry consolidation, Arrow now stands as one of the two leading such global distributors. Today, the company is benefiting from an upturn in technology spending, yet it's priced at less than one-third of the valuations traditionally accorded semiconductor companies.
QUESTION: What strategies detracted from performance?
ANSWER: In hindsight, it would have been beneficial to pare our exposure to the technology sector even more than we did prior to the severe correction.
QUESTION: What is your outlook for the market and the Fund?
ANSWER: In the near term, we anticipate taking a cautionary stance, based on recent market volatility and the potential for further interest rate hikes. In the longer term, our outlook is much more positive, as we believe our diversified approach and emphasis on companies with excellent growth prospects can lead to solid results.

8  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000      [ING LOGO]

DATA AS OF 4/30/00


ING GROWTH & INCOME FUND
FOR INVESTORS SEEKING LONG-TERM TOTAL RETURNS


GROWTH OF A $10,000 INVESTMENT
ING Growth & Income Fund vs. S&P 500 Index: 12/15/98 - 4/30/2000


[LINE GRAPH]

        Class A shares  Class B shares  Class C shares  S&P 500
            9425          10000             10000        10000
            9934          10540             10540        10771
           10292          10910             10920        11222
            9896          10490             10490        10873
           10143          10748             10740        11308
           10416          11039             11030        11745
           10256          10858             10850        11468
           10814          11439             11442        12104
           10512          11119             11111        11727
           10324          10908             10901        11668
           10069          10638             10631        11348
           10777          11379             11381        12066
           11003          11600             11602        12312
           11498          12127             12118        13037
           11015          11605             11597        12382
           10816          11394             11386        12148
           11801          12418             12419        13336
           11479          11667             12068        12935

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The S&P 500 Index is unmanaged with no sales charges or expenses.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           Class A shares        Class B shares       Class C shares    Class X shares
1-Year                          3.90%                4.31%                 8.41%            4.41%
Inception                      10.57                11.89                 14.68             6.91

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/12/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    General Electric Co.                     4.7%
    Cisco Systems, Inc.                      4.2
    Intel Corp.                              3.9
    Microsoft Corp.                          3.0
    Exxon Mobil Corp.                        2.5
    Oracle Corp.                             2.5
    Merck & Co., Inc.                        2.4
    Wal-Mart Stores, Inc.                    2.3
    IBM Corp.                                2.1
    Time Warner Inc.                         2.0


TOP FIVE INDUSTRIES(1)
    Medical: Drugs                           8.5%
    Diversified Manufacturing Operations     7.9
    Computers: Micro                         7.3
    Electronic Component: Semiconductor      7.1
    Telephone: Integrated                    4.6


MANAGER'S OVERVIEW


[PICTURE OF MARTIN JANSEN]


MARTIN JANSEN
Portfolio Manager


OBJECTIVE
HIGH TOTAL RATES OF RETURN through investment in a diversified portfolio of primarily income-producing stocks.

"IN TECHNOLOGY, OUR SELECTIVE INVESTMENTS PROVED TO BE BENEFICIAL TO THE FUND."


SEE PAGE 23 FOR FINANCIAL DETAILS.


QUESTION: How did the Fund perform relative to its benchmark during the six-month reporting period?

ANSWER: The Fund's return was relatively close to that of its benchmark, the S&P
    500 Index.

QUESTION: How was the Fund affected by the pullback in technology stocks?

ANSWER: Our strategy is to avoid major sector bets. As a result, we are particularly cautious about stock selection. In technology, our selective investments in stocks such as Oracle, Applied Materials and EMC proved to be beneficial to the Fund. Unfortunately, the Fund did not hold a position in Nortel or Qualcomm, as these two stocks were exceptionally strong overall performers during the reporting period.

QUESTION: What are some examples of non-technology securities that helped or hindered performance?

ANSWER: Two of the Fund's strongest non-technology contributors were Corning and Time Warner. Corning is a new holding in the Fund, added during this six-month period. And Time Warner was a solid performer, based on its announced plans to merge with AOL.

    On the other hand, our investments in EXI and Procter & Gamble negatively impacted performance. Both of these companies reported disappointing earnings results and their share prices fell sharply.

QUESTION: What is your outlook for the market going forward?

ANSWER: The overdue correction we experienced in the technology sector eliminated much of the speculative excess pent up in the stock market. However, we believe stock prices are still vulnerable. Rising inflation and an economy in need of a breather suggests that the Federal Reserve may need to do even more. This would prove detrimental to interest rate sensitive consumer staple stocks.

        In the meantime, we expect stocks to continue to oscillate, and we predict that any economic downslide would take the form of a soft landing, which could help to protect earnings growth prospects.

QUESTION: Given this environment, what is your strategy for the Fund?

ANSWER: Our essentially neutral sector strategy remains intact. We will, however, continue to take a cautious approach to the consumer cyclicals, basic materials and financial sectors. We also anticipate maintaining our long-term commitment to technology, with a focus on stocks with a strong strategic presence, coupled with real earnings and cash flow growth.

        Overall, we are convinced that investors are becoming increasingly concerned about valuations, and are looking for companies that offer an appropriate valuation for a given growth rate. This attitude could directly benefit the holdings in the Fund.


[ING FUNDS LOGO}
               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  9

DATA AS OF 4/30/00


ING HIGH YIELD BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME AND TOTAL RETURNS


GROWTH OF A $10,000 INVESTMENT
ING High Yield Bond Fund vs. Lehman Brothers High Yield Index:
12/15/98 - 4/30/2000


[LINE GRAPH]


       Class A shares  Class B shares  Class C shares  LB High Yield Index
            9524          10000             10000        10000
            9567          10042             10042        10031
            9772          10243             10250        10180
            9757          10209             10218        10120
            9906          10369             10378        10216
           10094          10569             10569        10414
            9905          10355             10355        10274
            9980          10427             10426        10252
           10009          10450             10450        10293
            9987          10420             10430        10180
           10051          10481             10491        10107
           10131          10557             10468        10039
           10332          10760             10770        10158
           10442          10868             10878        10272
           10338          10753             10763        10228
           10367          10776             10786        10247
           10256          10654             10664        10032
           10365          10372             10770        10048



Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The LB High Yield Index is unmanaged with no sales charges or expenses.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           Class A shares       Class B shares           Class C shares        Class X shares
1-Year                        -2.24%              -2.89%                    0.96%               -2.88%
Inception                      2.63                2.69                     5.55                 2.41


Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

TOP TEN HOLDINGS(1)
    CSC Holdings, Inc. due 4/1/08                6.0%
    Hyperion Telecomm. due 4/15/03               4.9
    Echostar DBS Corp. due 2/1/06                3.8
    Global Crossing Hldgs. Ltd. due 12/1/08      3.6
    Century Comm. Corp. due 3/15/03              3.5
    US Home Corp. due 3/1/01                     3.3
    Orange PLC, due 6/1/06                       2.7
    Gulf Canada Resources Ltd. due 11/15/05      2.6
    Chancellor Media Corp. due 12/15/07          2.6
    Park Place Entment. Corp. due 2/15/07        2.6


CREDIT ALLOCATION(1)
    BBB/Baa                                      2.4%
    BB/Ba                                       28.8
    B/B                                         59.9
    CCC/Caa                                      5.7
    Repurchase Agreement                         3.2


MANAGER'S OVERVIEW


[PICTURE OF BOB BOWMAN]


BOB BOWMAN
Portfolio Management
Team Leader


OBJECTIVE
HIGH CURRENT INCOME AND TOTAL RETURN, through investment in a diversified portfolio of below-investment grade corporate bonds.

"WE HAVE CONTINUED TO TAKE ADVANTAGE OF TRADING OPPORTUNITIES IN THE NEW ISSUE MARKET..."


SEE PAGE 25 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark, the Lehman
    Brothers High Yield Index?

ANSWER: The Fund soundly outperformed the Index over the last six months, generating solid results for our shareholders. We attribute the Fund's success to three factors: credit quality, sector weighting and new issue trading.

QUESTION: How did the Fund's credit quality affect performance?

ANSWER: The Fund maintained an average credit quality of BB-/B+ versus B+/B for the Index. This proved significant during this six-month period, as BB-rated securities significantly outperformed their B-rated counterparts. We should point out, however, that our emphasis on quality was not a complete positive for the Fund. We have maintained an underweight position in securities rated CCC and below. Yet, for the six-month period in question, these more speculative securities outperformed the aggregate index.

QUESTION: What sector decisions enhanced or hindered the Fund?

ANSWER: Our sector strategy emphasized telecommunications, energy and basic industries. Over the last six months, all three of these sectors outperformed the Index and contributed to the Fund's success. Some weighting decisions, however, had a negative impact on returns. For example, the Fund was overweight in transportation, but this sector underperformed the Index. In addition, the Fund was underweight in finance, while that sector outperformed the Index.

QUESTION: What is the Fund's strategy for trading in the new issues market?

ANSWER: We have continued to take advantage of trading opportunities in the new issue market to enhance the total return of the Fund. While this has proved to be an effective strategy in the past, the new issue market has slowed considerably in the last two months. As a result, there have been limited opportunities in this area.

QUESTION: What is your outlook for the high yield market?

ANSWER: While we are cautious in the near term, we like the long-term fundamentals offered in the high yield market. In the coming months, we expect the market to continue its trend of being volatile and relatively liquid. The increased volatility in the stock market will likely serve to enhance the fragile nature of the high yield marketplace. However, default rates appear to have reached a plateau, and many core high yield issuers are performing well. Given these underlying conditions, we anticipate improving opportunities for the Fund going forward.


                                                               [ING FUNDS LOGO]

10  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

DATA AS OF 4/30/00


ING INTERMEDIATE BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY


GROWTH OF A $10,000 INVESTMENT
ING Intermediate Bond Fund vs. Lehman Brothers Gov't./Corp. Index:
12/15/98 - 4/30/2000


[LINE GRAPH]

       Class A shares  Class B shares  Class C shares LB  Gov't./Corp. Index
            9524          10000              10000            10000
            9514           9974               9986             9960
            9557          10023              10035            10030
            9381           9823               9835             9792
            9451           9889               9902             9841
            9471           9904               9916             9865
            9330           9761               9763             9764
            9276           9698               9701             9733
            9282           9698               9701             9706
            9269           9679               9682             9698
            9385           9793               9796             9786
            9385           9787               9790             9811
            9393           9790               9792             9805
            9424           9815               9819             9745
            9395           9779               9783             9742
            9495           9877               9881             9864
            9538           9916               9919            10007
            9569           9570               9945             9958


Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The LB Gov't/Corp. Index is unmanaged with no sales charges or expenses.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

                           Class A shares           Class B shares           Class C shares           Class X shares
1-Year                        -3.79%                  -4.38%                    -0.66%                   -4.38%
Inception                     -3.16                   -3.17                     -0.41                    -2.53

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns include change in share value and reinvestment of distributions. PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


TOP TEN HOLDINGS(1)
    US Treasury Bonds due 8/15/29            7.3%
    US Treasury Notes due 2/15/10            5.2
    FNMA Pass-Thru due 11/1/14               3.7
    FNMA Pass-Thru due 9/1/14                3.7
    FNMA Pass-Thru due 4/1/29                3.1
    Rogers Cantel Inc. due 6/1/08            2.9
    US Home Corp. due 3/1/01                 2.8
    Finova Capital Corp. due 8/15/00         2.8
    Lehman Bros. Hldgs. Inc. due 1/29/01     2.8
    Garanti Trade Pymt Rights due 6/15/04    2.8


CREDIT ALLOCATION(1)
    U.S. Treasury                           16.2%
    U.S. Government                         27.7
    AAA/A                                    7.5
    BBB/BB                                  34.2
    B/B                                     10.8
    Repurchase Agreement                     3.6


MANAGER'S OVERVIEW


[PICTURE OF JAMES B. KAUFFMANN]


JAMES B. KAUFFMANN
Portfolio Management
Team Leader


OBJECTIVE
HIGH CURRENT INCOME consistent with the preservation of capital and liquidity through investment in a diversified portfolio of U.S. government and high-quality corporate bonds.

"OUR SECURITY SELECTION IN THE HIGH-YIELD MARKET ALSO HELPED THE FUND'S PERFORMANCE."


SEE PAGE 27 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed versus its benchmark?

ANSWER:   The Fund outperformed its benchmark during the six-month reporting period. This was primarily due to our security selection, which, on balance, proved to be a positive contributor to returns relative to the index.

QUESTION: What investment strategies enhanced returns?

ANSWER:   During the fourth quarter of 1999 we moved to a significant overweight in corporate bonds, based on compelling valuations in the market. Our strategy and timing proved to be beneficial, as these securities outperformed most other major asset classes during that period. However, in the last two months the market has more than given back all of this outperformance. Fortunately, we had gradually reduced our overweight position relative to the index earlier in the year, and we were able to maintain the return advantage.

          Our security selection in the high-yield market also helped the Fund's performance. We carefully selected a basket of defensively oriented issues that boosted the yield on the Fund. At the same time, they produced very attractive price appreciation relative to bonds in the aggregate universe.

QUESTION: Were there any strategies that did not work?

ANSWER:   The Fund was primarily hurt by a few individual securities that experienced inordinate pricing pressures. This was oftentimes due to perceived leverage buyout risk, earnings disappointments or management missteps.

          Another factor that negatively impacted returns was simply the lack of exposure to longer-term U.S. government securities. Given the large budget surpluses, the Treasury Department has decided to repurchase about 10% of the available float in notes and bonds longer than 10 years. This produced a surge in demand for these scarce issues, and bid up prices relative to all other fixed income assets.

QUESTION: What is your outlook for the Fund?

ANSWER:   Prior to the recent employment figures there was little evidence of underlying inflation. As such, the Federal Reserve's major concern was to slow the pace of economic growth. However, the Fed is now faced with the prospect of simultaneously trying to slow growth and contain rising inflation.

          This is a considerable change to the situation, and why we feel the Fed has assumed a more aggressive posture. In view of the reduced system-wide liquidity, we anticipate limiting the Fund's exposure to riskier asset classes in favor of Treasuries and AAA-rated mortgage securities.


[ING FUNDS LOGO]

               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  11

DATA AS OF 4/30/00


ING NATIONAL TAX-EXEMPT BOND FUND
FOR INVESTORS SEEKING CURRENT TAX-EXEMPT INCOME


ASSET ALLOCATION(1)


[PIE CHART]


 Municipal Bonds         97.5%
 Repurchase Agreement     2.5


CUMULATIVE TOTAL RETURN(2) (with sales charge)

                                                                               LB Municipal
                     Class A shares      Class B shares     Class C shares       Bond Index
YTD                     -2.01%              -2.43%              1.58%             2.31%
Inception               -4.30               -4.93              -0.88              2.60


Inception date for the fund is 11/8/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. Total returns (not annualized) include change in share value and reinvestment of distributions. LB Muni Bond Index does not include any sales charges or expenses.

PLEASE SEE PAGE 13 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


TOP TEN HOLDINGS(1)
    Virgin Is Pub Fin Auth Rev due 10/1/29       6.3%
    Clark County Nev Schl Dst due 6/15/02        5.2
    NY State Mtg Agency Rev due 4/1/30           5.2
    Allegheny Cnty PA Port Auth due 3/1/24       5.2
    Oklahoma St Inds Auth Rev due 8/15/19        5.1
    Manchester NH Hsg & Redev due 1/1/08         5.1
    Connecticut State, GO due 11/1/18            5.0
    MA St Port Auth Revenue due 7/1/29           5.0
    Interlocken Met District CO due 12/15/19     5.0
    CA Health Facs Finance due 12/1/24           5.0

TOP TEN STATES(1)
    New York                           13.8%
    Oklahoma                            9.8
    Virgin Islands                      6.2
    Nevada                              5.1
    New Hampshire                       5.0
    Pennsylvania                        5.0
    California                          4.9
    Colorado                            4.9
    Connecticut                         4.9
    Massachusetts                       4.9

CREDIT ALLOCATION(1)
    AAA/Aaa                            33.7%
    AA/Aa                              24.5
    A/A                                29.5
    BBB/Baa                             9.8
    Repurchase Agreement                2.5


MANAGER'S OVERVIEW


[PICTURE OF ROBERT SCHONBRUNN]

ROBERT SCHONBRUNN
Portfolio Manager


OBJECTIVE
HIGH CURRENT TAX-EXEMPT INCOME, consistent with preservation of capital and liquidity through investment in a diversified portfolio of municipal bonds.

"THE FUND'S HIGH QUALITY PORTFOLIO ALSO PROVED TO BE A SOLID STRATEGY."


SEE PAGE 29 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed since its launch in November 1999?

ANSWER:   Overall, the Fund ended its first reporting period lagging the Lehman
    Muni Index. However, these final numbers do not do justice to the fact that the Fund turned in a very strong first quarter in 2000, and we believe it is well positioned going forward.

QUESTION: What hindered the Fund early in the period?

ANSWER:   We positioned the Fund at the long end of the yield curve to take advantage of the higher yields being offered there. However, when interest rates rose, these holdings hurt the Fund.

QUESTION: How did you turn this situation around?

ANSWER:   During the first three months of this year interest rates began to decline. As such, the very issues that were responsible for the Fund underperforming were suddenly helping the Fund to generate very strong relative results. In fact, the Fund outperformed the Index (at net asset value) for the year-to-date period that ended April 30, 2000.

          The Fund's high quality portfolio also proved to be a solid strategy. The Fund's average rating is AA, with approximately 90% of the Fund rated A or higher. By avoiding lower quality issues we were spared when interest rate spreads widened in this portion of the yield curve.

QUESTION: How did the Fund's sector strategy affect performance?

ANSWER:   We maintained a broad diversification strategy, without taking any large sector bets in any one area. This ultimately proved beneficial for the Fund. For example, we maintained a relatively low weighting in the healthcare sector, and were therefore able to avoid any real damage when this sector suffered as a result of consolidations.

          Having said that, we should point out that, while the Fund was not heavily exposed to heathcare, we did hold some issues as part of our overall diversification strategy. These few holdings did have a negative impact on performance during the reporting period.

QUESTION: What is your outlook for the municipal bond market and the Fund?

ANSWER:   While we believe the long-term outlook appears bright, the market may continue to be adversely affected by the interest rate environment in the coming months. We fully expect that the Federal Reserve Board will raise short-term interest rates until it is satisfied that economic growth has slowed. As the market gradually accepts this economic slowdown, interest rates will decline and we believe the Fund's holdings will prosper.


                                                                [ING FUNDS LOGO]




12  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

APRIL 30, 2000 (UNAUDITED)

FOOTNOTES

FOR FUND PERFORMANCE PAGES 3 - 12


Past performance data are historical and cannot guarantee future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. Recent stock market gains has produced higher than usual short-term fund returns which may not continue for the long-term.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total returns for Class A shares include the current initial maximum sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of ING Money Market Fund are not subject to an initial sales charge. Class B, Class C and Class X shares assume redemption of Fund shares at the end of each period indicated. Class B and X shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception) and Class C shares are subject to a maximum CDSC of 1% (1-year). All share classes have the same investment portfolio, but are subject to different expenses.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans. Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor.

Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.

RISK CONSIDERATIONS

These and other risks are more fully described in the prospectus.

ING INTERNET FUND: concentrates its investments in internet and internet-related companies and carries more risks than funds with more diversified portfolios. The Fund may also invest in foreign securities.

ING SMALL CAP GROWTH FUND: invests in small, less well-known issuers. Small capitalization issuers typically have limited product lines and smaller market share and are less liquid than stocks of larger, more diversified companies.

ING FOCUS FUND: concentrates its investments in up to only 40 holdings. The Fund carries more risks than larger more diversified funds.

ING TAX-EFFICIENT EQUITY FUND: may invest up to 10% of its total assets in foreign securities which may be subject to currency fluctuations, economic and political uncertainties.

ING HIGH YIELD BOND FUND: Investing in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade corporate bonds.

ING INTERNET FUND AND ING FOCUS FUND: Each Fund is classified as a non-diversified investment company, which means that compared with other funds, each Fund may invest a greater percentage of its assets in a particular issuer. The investment of a larger percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

BENCHMARKS

THE @NET INDEX encompasses 50 companies which are key components in the development of the Internet. The Index is weighted based on market capitalization of each of the component stocks.

RUSSELL 2500 GROWTH INDEX measures the performance of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The average market capitalization is approximately $12.1 billion; the median market capitalization is approximately $3.8 billion. The smallest company in the index has an approximate market capitalization of $1,350.8 million.

RUSSELL MID-CAP GROWTH INDEX measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX includes 500 widely held common stocks in four broad sectors (industrials, utilities, financial and transportation). It is a total return index with dividends reinvested.

LEHMAN BROTHERS HIGH YIELD INDEX includes all fixed-income securities having a maximum quality rating of Ba1 (including default issues), a minimum amount outstanding of $100 million and at least 1 year to maturity.

LEHMAN BROTHERS GOVERNMENT/CORP. INDEX includes government and corporate bonds, U.S. treasuries, agency securities, corporate and yankee bonds with reinvestment of income.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is comprised of 8,000 bonds. These bonds are all investment grade fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than 50 million. It is a total return index.


ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 13

APRIL 30, 2000 (UNAUDITED)


SCHEDULE OF INVESTMENTS
ING INTERNET FUND

   Shares/
  Principal
    Amount                                                     Value
    ------                                                     -----
  COMMON STOCK(1) -- 97.7%

  APPLICATIONS SOFTWARE -- 1.7%
     1,330  New Era of Networks, Inc.                       $    41,729
    36,090  OpenTV Corp.                                      2,954,869
                                                            -----------
                                                              2,996,598

  COMMUNICATIONS SOFTWARE -- 4.0%
    73,563  Kana Communications, Inc.                         3,131,021
   200,440  Razorfish, Inc.                                   3,795,832
                                                            -----------
                                                              6,926,853

  COMPUTER DATA SECURITY -- 6.9%
    58,610  ISS Group, Inc.                                   5,300,542
    49,350  VeriSign, Inc.                                    6,878,156
                                                            -----------
                                                             12,178,698

  COMPUTER SERVICES -- 4.0%
   125,890  Digitas Inc.                                      1,943,427
    72,000  Integra SA                                        1,629,834
   163,635  MarchFirst, Inc.                                  3,487,471
                                                            -----------
                                                              7,060,732

  E-COMMERCE -- 6.4%
    89,170  Amazon.com, Inc.                                  4,921,069
    35,760  eBay Inc.                                         5,692,545
    21,400  Ventro Corp.                                        588,500
                                                            -----------
                                                             11,202,114

  ELECTRONIC COMPONENTS -- SEMICONDUCTOR -- 3.8%
    38,194  Broadcom Corp. -- A Shares                        6,583,691

  FINANCE -- INVESTMENT BANKERS/BROKERS -- 1.9%
     2,750  Consors Discount Broker AG                          307,503
   144,140  E*Trade Group, Inc.                               3,099,010
                                                            -----------
                                                              3,406,513

  INTERNET CONTENT -- 15.4%
    34,360  CMGI Inc.                                         2,448,150
    84,460  CNET Networks, Inc.                               2,919,149
    93,980  Critical Path, Inc.                               5,462,588
    97,390  DoubleClick Inc.                                  7,389,466
    34,200  Internet Capital Group, Inc.                      1,449,225
    56,450  Yahoo! Inc.                                       7,352,612
                                                            -----------
                                                             27,021,190

  INTERNET SOFTWARE -- 44.4%
    26,390  Akamai Technologies, Inc.                         2,609,311
   116,890  Allaire Corp.                                     6,436,256
   141,400  America Online, Inc.                              8,457,488
    43,620  Ariba, Inc.                                       3,236,059
   125,965  BroadVision, Inc.                                 5,534,587
    61,040  Commerce One, Inc.                                3,727,255
    22,815  E.piphany, Inc.                                   1,507,216
    64,490  Engage Technologies, Inc.                         1,612,250
    60,630  Exodus Communications, Inc.                       5,361,966
   100,400  Fantastic Corp. -- Certificates                   1,843,728
    52,310  Inktomi Corp.                                     8,052,471
    38,800  Internet Initiative Japan Inc. Sponsored ADR      2,328,000
    67,980  Liberate Technologies, Inc.                       2,659,717
    59,320  RealNetworks, Inc.                                2,825,115
    69,010  Rhythms NetConnections Inc.                       1,427,644
    63,690  Scient Corp.                                      3,439,260
    64,950  Software.com, Inc.                                5,252,831
    82,925  TIBCO Software Inc.                               7,385,508
   137,155  Usinternetworking, Inc.                           3,411,731
    15,830  Vignette Corp.                                      762,808
                                                            -----------
                                                             77,871,201

  NETWORKING PRODUCTS -- 5.4%
   136,800  Cisco Systems, Inc.                               9,484,087

  TELECOMMUNICATION SERVICES -- 1.6%
    62,375  Net2Phone, Inc.                                   2,752,297

  TELEPHONE -- INTEGRATED -- 2.2%
    83,820  MCI WorldCom, Inc.                                3,808,571

  TOTAL COMMON STOCK
            (Cost -- $187,025,487)                         $171,292,545

  REPURCHASE AGREEMENT -- 2.3%
$4,071,000  State Street Bank & Trust Co., 5.740%
            due 5/1/2000; Proceeds at maturity --
            $4,072,947; (Fully collateralized by
            Federal Home Loan Bank, 6.372% due
            2/7/2001; Market value -- $4,155,028)
            (Cost -- $4,071,000)                           $  4,071,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $191,096,487)(2)                      $175,363,545

1. Non-income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same. ADR -- American Depository Receipts.


See Notes to Financial Statements.


14  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING SMALL CAP GROWTH FUND

   Shares/
  Principal
    Amount                                                    Value
    ------                                                    -----
  COMMON STOCK -- 88.8%

  ADVERTISING SALES -- 0.6%
     7,700  Lamar Advertising Co.                          $  339,281

  APPLICATIONS SOFTWARE -- 3.2%
    10,000  Citrix Systems, Inc.                              610,625
    18,500  Continuus Software Corp.                           67,641
    11,900  Intuit Inc.                                       427,656
    21,000  J.D. Edwards & Co.                                383,250
    30,000  Parametric Technology Corp.                       244,688
                                                           ----------
                                                            1,733,860

  BUILDING - RESIDENTIAL/COMMERCIAL -- 1.0%
    40,000  D.R. Horton, Inc.(1)                              517,500

  CAPACITORS -- 0.3%
    30,000  Surge Components, Inc.                            142,500

  CIRCUITS -- 1.4%
    10,000  ANADIGICS, Inc.                                   752,500

  COLLECTIBLES -- 0.9%
    50,000  Action Performance Cos., Inc.                     462,500

  COMMERCIAL SERVICES -- 0.9%
    30,000  Boron, Lepore & Associates, Inc.                  251,250
    10,000  CoStar Group Inc.                                 239,844
                                                           ----------
                                                              491,094

  COMMUNICATIONS SOFTWARE -- 0.5%
     2,000  Kana Communications, Inc.                          85,125
    10,000  Razorfish, Inc.                                   189,375
                                                           ----------
                                                              274,500

  COMPUTER DATA SECURITY -- 0.6%
     3,500  ISS Group, Inc.                                   316,531

  COMPUTER GRAPHICS -- 0.2%
    24,000  NeoMagic Corp.                                     81,000

  COMPUTER SERVICES -- 3.3%
     9,000  CheckFree Holdings Corp.                          457,312
    40,000  iXL Enterprises, Inc.                             890,000
    13,000  QRS Corp.                                         429,000
                                                           ----------
                                                            1,776,312

  COMPUTERS - INTEGRATED SYSTEMS -- 0.3%
     5,000  eOn Communications Corp.                           49,375
    20,000  Zamba Corp.                                       130,000
                                                           ----------
                                                              179,375

  CONSULTING SERVICES -- 0.2%
    10,000  Navigant Consulting, Inc.                          99,375

  DATA PROCESSING/MANAGEMENT -- 1.9%
    85,000  eXcelon Corp.                                     998,750

  DECISION SUPPORT SOFTWARE -- 1.8%
     2,000  Blaze Software, Inc.                               25,875
    20,000  Metasolv Software, Inc.                           682,500
    15,000  Sagent Technology, Inc.                           119,062
     3,800  Wind River Systems, Inc.                          162,213
                                                           ----------
                                                              989,650

  E-COMMERCE -- 0.4%
    31,000  EMusic.com Inc.                                    66,844
     4,500  PurchasePro.com, Inc.                             135,000
                                                           ----------
                                                              201,844

  ELECTRONIC COMPONENTS - MISCELLANEOUS -- 2.1%
    20,000  KINSEKI, Ltd.(1)                                  192,954
    11,200  Sawtek Inc.                                       535,500
     5,000  Vishay Intertechnology, Inc.                      419,375
                                                           ----------
                                                            1,147,829

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 17.6%
    27,500  International Rectifier Corp.                   1,350,938
    10,800  KLA-Tencor Corp.                                  808,650
    14,100  Lam Research Corp.                                646,837
    49,000  LTX Corp.                                       2,241,750
    23,700  Novellus Systems, Inc.                          1,580,494
    10,000  Photronics, Inc.                                  333,125
     3,500  Quantum Effect Devices, Inc.                      203,875
    13,800  TriQuint Semiconductor, Inc.                    1,418,813
     3,000  Virata Corp.                                      375,750
    10,000  Zoran Corp.                                       499,375
                                                           ----------
                                                            9,459,607

  ENTERPRISE SOFTWARE/SERVICES -- 6.0%
    16,000  BEA Systems, Inc.                                 772,000
    24,000  Hyperion Solutions Corp.                          727,875
    18,000  Mercator Software, Inc.                           662,625
    20,000  Remedy Corp.                                    1,062,500
                                                           ----------
                                                            3,225,000

  FIBER OPTICS -- 3.1%
     8,000  E-Tek Dynamics, Inc.                            1,638,000

  HUMAN RESOURCES -- 1.9%
    15,000  HotJobs.com, Ltd.                                 174,375
    50,000  Interim Services Inc.                             856,250
                                                           ----------
                                                            1,030,625

  INDUSTRIAL AUTOMATION/ROBOTICS -- 0.3%
    10,000  Gerber Scientific, Inc.(1)                        138,750

  INTERNET CONTENT -- 0.9%
     7,500  Launch Media, Inc.                                 78,281
    20,000  Rare Medium Group, Inc.                           411,250
                                                           ----------
                                                              489,531

  INTERNET SOFTWARE -- 8.9%
    10,000  Alteon Websystems, Inc.                           680,000
     5,000  Be Free, Inc.                                      62,500
    16,500  C-bridge Internet Solutions, Inc.                 437,250
    24,700  Digital River Inc.                                370,500
    17,000  FirstWorld Communications Inc. -- B Shares        202,937
    30,000  Information Architects Corp.                      330,000
     1,000  Keynote Systems, Inc.                              44,875
     9,000  Netopia, Inc.                                     375,750
    30,500  Open Market, Inc.                                 314,531
     5,000  Portal Software, Inc.                             229,375
     5,000  Register.com, Inc.                                255,000
     7,500  Rhythms NetConnections Inc.                       155,156
    38,000  Viant Corp.                                       874,000
     4,250  WatchGuard Technologies, Inc.                     204,797
     3,000  Websense, Inc.                                     97,500
     6,000  WorldGate Communications, Inc.                    141,375
                                                           ----------
                                                            4,775,546



ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 15

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING SMALL CAP GROWTH FUND (continued)

   Shares/
  Principal
    Amount                                                        Value
    ------                                                        -----
  MACHINERY - GENERAL INDUSTRIES -- 1.7%
     5,000  Applied Science & Technology, Inc.                $  135,938
    11,800  Asyst Technologies, Inc.                             631,300
     5,000  CVC Inc.                                             131,563
                                                              ----------
                                                                 898,801

  MEDICAL - BIOMEDICAL/GENETIC -- 3.2%
     6,800  CuraGen Corp.                                        181,050
     7,200  IDEC Pharmaceuticals Corp.                           460,800
     8,800  Protein Design Labs, Inc.                            893,200
    10,800  Vical Inc.                                           194,400
                                                              ----------
                                                               1,729,450

  MEDICAL - DRUGS -- 1.7%
    20,000  Genta Inc.                                           196,875
    54,000  InKine Pharmaceutical Co., Inc.                      317,250
    35,000  IntraBiotics Pharmaceuticals, Inc.                   406,875
                                                              ----------
                                                                 921,000

  MEDICAL - HOSPITALS -- 1.8%
    60,000  Health Management Associates, Inc. -- A Shares       956,250

  MEDICAL PRODUCTS -- 0.5%
     1,500  Luminex Corp.                                         27,938
     2,000  MiniMed Inc.                                         245,875
                                                              ----------
                                                                 273,813

  NETWORK SOFTWARE -- 0.3%
    30,000  Madge Networks NV                                    159,375
     1,000  OTG Software, Inc.                                    22,000
                                                              ----------
                                                                 181,375

  NETWORKING PRODUCTS -- 2.2%
    15,000  Emulex Corp.                                         680,625
     6,000  Network Access Solutions Corp.                        90,000
     4,200  Network Appliance, Inc.                              310,537
     3,450  Performance Technologies, Inc.                       120,534
                                                              ----------
                                                               1,201,696

  OIL & GAS DRILLING -- 0.1%
     2,300  Precision Drilling Corp.                              73,600

  OIL COMPANIES - EXPLORATION & PRODUCTION -- 0.4%
     4,000  Devon Energy Corp.(1)                                192,750

  PIPELINES -- 0.8%
    10,300  El Paso Energy Corp.(1)                              437,750

  RADIO -- 0.5%
     2,600  Hispanic Broadcasting Corp.                          262,763

  RETAIL - APPAREL/SHOE -- 1.9%
    22,500  American Eagle Outfitters, Inc.                      382,500
    12,100  The Talbots, Inc.(1)                                 611,806
                                                              ----------
                                                                 994,306

  RETAIL - HOME FURNISHINGS -- 1.4%
     9,150  Cost Plus, Inc.                                      279,647
    40,000  Pier 1 Imports, Inc.(1)                              455,000
                                                              ----------
                                                                 734,647

  RETAIL - OFFICE SUPPLIES -- 0.4%
    20,000  Office Depot, Inc.                                   211,250

  SAVINGS & LOANS/THRIFTS - EASTERN U.S. -- 0.2%
    10,000  American Financial Holdings, Inc.(1)                 126,250

  SCHOOLS -- 0.8%
    30,000  Sylvan Learning Systems, Inc.                        451,875

  SEISMIC DATA COLLECTION -- 1.3%
    30,000  Input/Output, Inc.                                   221,250
    19,400  Veritas DGC Inc.                                     465,600
                                                              ----------
                                                                 686,850

  SOFTWARE TOOLS -- 2.3%
    10,000  Inprise Corp.                                         52,500
    13,000  Mercury Interactive Corp.                          1,170,000
                                                              ----------
                                                               1,222,500

  TELECOMMUNICATION EQUIPMENT -- 4.4%
    10,000  Aware, Inc.                                          390,000
    13,000  Com21, Inc.                                          364,000
    10,000  PairGain Technologies, Inc.                          248,750
     5,000  UTStarcom, Inc.                                      237,500
    39,600  Westell Technologies, Inc. -- A Shares             1,126,125
                                                              ----------
                                                               2,366,375

  TELECOMMUNICATION SERVICES -- 1.7%
     6,000  Aspect Communications Corp.                          213,000
     6,000  FiberNet Telecom Group, Inc.                          83,250
    25,500  McLeodUSA Inc. -- A Shares                           637,500
                                                              ----------
                                                                 933,750

  TELEVISION -- 0.1%
     8,000  Granite Broadcasting Corp.                            44,500

  THERAPEUTICS -- 2.8%
    45,000  AVAX Technologies, Inc.                              452,812
    15,700  Medarex, Inc.                                        832,100
     5,200  Progenics Pharmaceuticals, Inc.                      239,200
                                                              ----------
                                                               1,524,112

  TOTAL COMMON STOCK
            (Cost -- $44,540,097)                            $47,687,123

  REPURCHASE AGREEMENT -- 11.2%
$6,007,000  State Street Bank & Trust Co., 5.740% due
            5/1/2000; Proceeds at maturity -- $6,009,873;
            (Fully collateralized by Federal Home Loan
            Bank, 6.390% due 2/7/2001; Market value --
            $6,130,066) (Cost -- $6,007,000)                 $ 6,007,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $50,547,097)(2)                         $53,694,123

1. Income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same.


See Notes to Financial Statements.


16   ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING FOCUS FUND

   Shares/
  Principal
    Amount                                                   Value
    ------                                                   -----
  COMMON STOCK -- 86.0%

  AEROSPACE/DEFENSE-EQUIPMENT -- 1.5%
    16,700  General Dynamics Corp.                        $  976,950

  APPLICATIONS SOFTWARE -- 2.4%
    12,900  Siebel Systems, Inc.(1)                        1,585,087

  AUTO-CARS/LIGHT TRUCKS -- 2.8%
    19,700  General Motors Corp.                           1,844,413

  BEVERAGES - NON-ALCOHOLIC -- 2.5%
    45,500  PepsiCo, Inc.                                  1,669,281

  BROADCASTING SERVICE/PROGRAM -- 3.4%
    44,000  AT&T Corp.-Liberty Media Group --
  A Shares(1)                                              2,197,250

  BUILDING PRODUCTS - CEMENT/AGGREGATE -- 2.8%
    34,900  Martin Marietta Materials, Inc.                1,849,700

  CELLULAR TELECOMMUNICATIONS -- 1.4%
    18,950  Vodafone AirTouch PLC --
  Sponsored ADR                                              890,650

  COMPUTER SERVICES -- 0.7%
     9,700  CheckFree Holdings Corp.(1)                      492,881

  COMPUTERS - MEMORY DEVICES -- 1.6%
     7,500  EMC Corp.(1)                                   1,042,031

  DATA PROCESSING/MANAGEMENT -- 3.6%
    31,800  First Data Corp.                               1,548,263
    72,600  Informix Corp.(1)                                798,600
                                                          ----------
                                                           2,346,863

  DIVERSIFIED FINANCIAL SERVICES -- 2.2%
    18,600  Morgan Stanley Dean Witter & Co.               1,427,550

  DIVERSIFIED MANUFACTURING OPERATIONS -- 2.2%
    25,112  Honeywell International Inc.                   1,406,272

  FOOD - RETAIL -- 2.0%
    68,900  The Kroger Co.(1)                              1,278,956

  INTERNET SOFTWARE -- 2.2%
    38,450  Verio Inc.(1)                                  1,444,278

  MEDICAL - HOSPITALS -- 7.4%
    62,600  Columbia/HCA Healthcare Corp.                  1,780,187
    87,800  Health Management Associates, Inc. --
  A Shares(1)                                              1,399,313
    65,100  Tenet Healthcare Corp.(1)                      1,660,050
                                                          ----------
                                                           4,839,550

  MEDICAL PRODUCTS -- 3.4%
    21,400  Baxter International Inc.                      1,393,675
    10,200  Johnson & Johnson                                841,500
                                                          ----------
                                                           2,235,175

  MONEY CENTER BANKS -- 3.0%
    48,300  The Bank of New York Co., Inc.                 1,983,319

  MULTI-LINE INSURANCE -- 3.0%
    18,073  American International Group                   1,982,382

  MULTIMEDIA -- 4.7%
    31,050  CBS Corp.(1)                                   1,824,188
    13,600  Time Warner Inc.                               1,223,150
                                                          ----------
                                                           3,047,338

  NETWORK SOFTWARE -- 0.4%
    20,900  Legato Systems, Inc.(1)                          270,394

  OIL-FIELD SERVICES -- 1.9%
    28,800  Halliburton Co.                                1,272,600

  OIL COMPANIES - INTEGRATED -- 2.3%
    30,500  Texaco Inc.                                    1,509,750

  OPTICAL SUPPLIES -- 1.8%
    19,000  Bausch & Lomb Inc.                             1,147,125

  PHARMACY SERVICES -- 1.2%
    22,100  Express Scripts, Inc. -- A Shares(1)             790,075

  PIPELINES -- 1.9%
    34,100  The Williams Cos., Inc.                        1,272,356

  PROPERTY/CASUALTY INSURANCE -- 3.0%
    30,500  The Chubb Corp.                                1,940,563

  RESPIRATORY PRODUCTS -- 0.1%
     4,280  Edwards Lifesciences Corp.(1)                     64,200

  RETAIL - DISCOUNT -- 2.0%
    69,300  The TJX Cos., Inc.                             1,329,694

  TELECOMMUNICATION EQUIPMENT -- 6.9%
    41,300  ADC Telecommunications Inc.(1)                 2,508,975
    22,600  Telefonaktiebolaget LM Ericsson AB --
            Sponsored ADR                                  1,998,687
                                                          ----------
                                                           4,507,662

  TELECOMMUNICATION SERVICES -- 2.3%
    19,875  NTL Inc.(1)                                    1,520,438

  TELEPHONE - INTEGRATED -- 3.6%
    22,329  AT&T Corp.                                     1,042,485
    29,300  SBC Communications Inc.                        1,283,706
                                                          ----------
                                                           2,326,191

  TELEPHONE - LOCAL -- 3.1%
    34,100  Bell Atlantic Corp.                            2,020,425

  WIRELESS EQUIPMENT -- 2.7%
    14,605  Motorola Inc.                                  1,738,908

  TOTAL COMMON STOCK
            (Cost -- $48,377,825)                        $56,250,307

  REPURCHASE AGREEMENT -- 14.0%
$9,155,000  State Street Bank & Trust Co., 5.740%
            due 5/1/2000; Proceeds at maturity --
            $9,159,379; (Fully collateralized by
            Federal Home Loan Bank, 5.700% due
            8/2/2002; Market value -- $9,342,169)
            (Cost -- $9,155,000)                         $ 9,155,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $57,532,825)(2)                     $65,405,307

1. Non-income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same. ADR -- American Depository Receipts.


See Notes to Financial Statements.


               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  17

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING MID CAP GROWTH FUND

   Shares/
  Principal
    Amount                                                        Value
    ------                                                        -----
  COMMON STOCK -- 98.4%

  ADVERTISING AGENCIES -- 1.0%
     7,000  Young & Rubicam Inc.(1)                          $  389,813

  AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
    10,000  The Titan Corp.                                     429,375

  APPAREL MANUFACTURERS -- 1.2%
    16,000  Jones Apparel Group, Inc.                           475,000

  APPLICATIONS SOFTWARE -- 2.5%
     6,000  Citrix Systems, Inc.                                366,375
    13,000  National Instruments Corp.                          633,750
                                                             ----------
                                                              1,000,125

  AUDIO/VIDEO PRODUCTS -- 1.4%
     7,200  Polycom, Inc.                                       569,700

  CIRCUIT BOARDS -- 1.7%
    17,000  Jabil Circuit, Inc.                                 695,938

  CIRCUITS -- 5.5%
    18,000  Linear Technology Corp.(1)                        1,028,250
     5,400  Micrel, Inc.                                        467,100
    10,000  Vitesse Semiconductor Corp.                         680,625
                                                             ----------
                                                              2,175,975

  COMMERCIAL BANKS - EASTERN U.S. -- 0.5%
    12,500  North Fork Bancorp., Inc.(1)                        202,344

  COMMERCIAL BANKS - SOUTHERN U.S. -- 0.4%
    10,000  National Commerce Bancorp.(1)                       164,375

  COMMERCIAL BANKS-WESTERN U.S. -- 1.5%
    13,400  City National Corp.(1)                              493,288
     2,500  Zions Bancorp.(1)                                   103,750
                                                             ----------
                                                                597,038

  COMMERCIAL SERVICES -- 2.4%
    11,000  Convergys Corp.                                     484,000
     6,000  Plexus Corp.                                        459,750
                                                             ----------
                                                                943,750

  COMMERCIAL SERVICES - FINANCE -- 3.4%
    19,250  Concord EFS, Inc.                                   430,719
     7,000  Nova Corp./Georgia                                  221,375
    10,500  Paychex, Inc.(1)                                    552,563
     9,700  The Profit Recovery Group International, Inc.       170,356
                                                             ----------
                                                              1,375,013

  COMPUTER DATA SECURITY -- 1.0%
     5,000  RSA Security Inc.                                   293,438
       900  VeriSign, Inc.                                      125,438
                                                             ----------
                                                                418,876

  COMPUTERS - INTEGRATED SYSTEMS -- 1.7%
    13,000  National Computer Systems, Inc.(1)                  668,688

  COMPUTERS - MEMORY DEVICES -- 0.4%
     1,650  VERITAS Software Corp.                              176,988

  CONSULTING SERVICES -- 0.7%
     9,000  Comdisco, Inc.(1)                                   279,562

  DATA PROCESSING/MANAGEMENT -- 2.1%
    13,000  American Management Systems, Inc.                   481,000
     7,500  Fiserv, Inc.                                        344,531
                                                             ----------
                                                                825,531

  DENTAL SUPPLIES & EQUIPMENT -- 1.6%
    20,000  Sybron International Corp.                          622,500

  ELECTRONIC COMPONENTS - MISCELLANEOUS -- 3.6%
     8,000  Sanmina Corp.                                       480,500
    11,500  Vishay Intertechnology, Inc.                        964,563
                                                             ----------
                                                              1,445,063

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 6.8%
     9,000  Altera Corp.                                        920,250
    10,500  Burr-Brown Corp.                                    715,313
     8,800  KLA-Tencor Corp.                                    658,900
     6,500  Novellus Systems, Inc.                              433,469
                                                             ----------
                                                              2,727,932

  ELECTRONIC PARTS DISTRIBUTION -- 1.5%
    14,000  Arrow Electronics, Inc.                             613,375

  ENTERPRISE SOFTWARE/SERVICES -- 1.6%
    10,000  Symantec Corp.                                      624,375

  ENTERTAINMENT SOFTWARE -- 0.5%
     3,500  Electronic Arts Inc.                                211,750

  FIBER OPTICS -- 1.3%
     4,500  C-COR.net Corp.                                     176,062
     2,500  Harmonic Inc.                                       184,531
     1,600  JDS Uniphase Corp.                                  166,000
                                                             ----------
                                                                526,593

  FOOD - MISCELLANEOUS/DIVERSIFIED -- 1.3%
    20,000  The Hain Food Group, Inc.                           536,250

  HUMAN RESOURCES -- 1.5%
    12,000  Korn/Ferry International                            318,000
     8,100  Manpower Inc.(1)                                    286,031
                                                             ----------
                                                                604,031

  IDENTIFICATION SYSTEM/DEVELOPMENT -- 2.1%
    15,000  Symbol Technologies, Inc.(1)                        836,250

  INDEPENDENT POWER PRODUCER -- 1.0%
     4,300  Calpine Corp.                                       393,450

  INSTRUMENTS - CONTROLS -- 1.0%
     6,750  Microchip Technology Inc.                           418,922

  INSTRUMENTS - SCIENTIFIC -- 2.6%
     6,000  Millipore Corp.(1)                                  430,125
     6,400  Waters Corp.                                        608,000
                                                             ----------
                                                              1,038,125


18   ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

   Shares/
  Principal
    Amount                                                       Value
    ------                                                       -----
  INTERNET CONTENT -- 0.3%
     2,100  Go2Net, Inc.                                     $  124,950

  INTERNET SOFTWARE -- 4.2%
     1,600  Inktomi Corp.                                       246,300
    10,000  Macromedia, Inc.                                    870,000
    10,000  Open Market, Inc.                                   103,125
     7,600  RealNetworks, Inc.                                  361,950
     2,400  Vignette Corp.                                      115,650
                                                             ----------
                                                              1,697,025

  LIFE/HEALTH INSURANCE -- 0.4%
     7,300  Protective Life Corp.(1)                            173,831

  MACHINERY - GENERAL INDUSTRIES -- 0.9%
     7,000  Dover Corp.(1)                                      355,688

  MACHINERY - PRINT TRADE -- 1.6%
    11,000  Zebra Technologies Corp. -- A Shares                627,000

  MEDICAL - BIOMEDICAL/GENETIC -- 3.0%
     2,500  Affymetrix, Inc.                                    337,656
     7,800  Biogen, Inc.                                        458,737
     9,000  Digene Corp.                                        383,625
                                                             ----------
                                                              1,180,018

  MEDICAL - DRUGS -- 2.6%
    23,250  IVAX Corp.                                          636,469
    13,500  Jones Pharma Inc.(1)                                388,968
                                                             ----------
                                                              1,025,437

  MEDICAL - HOSPITALS -- 0.8%
    12,000  Tenet Healthcare Corp.                              306,000

  MEDICAL INSTRUMENTS -- 1.2%
     4,600  ArthroCare Corp.                                    468,625

  MEDICAL PRODUCTS -- 1.9%
     6,000  MiniMed Inc.                                        737,625

  OIL COMPANIES - EXPLORATION & PRODUCTION -- 1.7%
    12,500  EOG Resources, Inc.(1)                              310,937
    20,000  Union Pacific Resources Group Inc.(1)               383,750
                                                             ----------
                                                                694,687

  POWER CONVERSION/SUPPLY EQUIPMENT -- 1.9%
    22,000  American Power Conversion Corp.                     776,875

  PRINTERS & RELATED PRODUCTS -- 3.4%
    12,500  Electronics for Imaging, Inc.                       653,125
     6,000  Lexmark International Group, Inc. -- A Shares       708,000
                                                             ----------
                                                              1,361,125

  PRINTING - COMMERCIAL -- 0.6%
     7,400  Valassis Communications, Inc.                       252,062

  PUBLISHING - NEWSPAPERS -- 0.7%
     6,800  The New York Times Co. -- A Shares(1)               280,075

  RETAIL - APPAREL/SHOE -- 1.3%
    15,000  Pacific Sunwear of California, Inc.                 510,937

  RETAIL - CONSUMER ELECTRONIC -- 2.1%
    14,000  Circuit City Stores-Circuit City Group(1)           823,375

  RETAIL - DISCOUNT -- 0.8%
     9,000  BJ's Wholesale Club, Inc.                           318,938

  STEEL - PRODUCERS -- 1.0%
     8,500  Lone Star Technologies, Inc.                        392,062

  TELECOMMUNICATION EQUIPMENT -- 8.3%
    17,000  ADC Telecommunications, Inc.                      1,032,750
    10,000  CommScope, Inc.                                     475,000
     9,500  Comverse Technology, Inc.                           847,281
     3,500  Plantronics, Inc.                                   309,750
    10,000  Scientific-Atlanta, Inc.(1)                         650,625
                                                             ----------
                                                              3,315,406

  TELEPHONE - LOCAL -- 0.6%
     2,500  Telephone & Data Systems, Inc.(1)                   255,000

  TRANSPORTATIONS - SERVICES -- 1.9%
     8,500  C.H. Robinson Worldwide, Inc.(1)                    425,000
     7,400  Expeditors International Washington, Inc.(1)        316,350
                                                             ----------
                                                                741,350

  WIRELESS EQUIPMENT -- 2.3%
     3,000  Proxim, Inc.                                        230,812
    10,000  SBA Communications Corp.                            406,250
    13,000  Spectrasite Holdings, Inc.                          273,000
                                                             ----------
                                                                910,062

  TOTAL COMMON STOCK
            (Cost -- $27,941,801)                           $39,314,860

  REPURCHASE AGREEMENT -- 1.6%
  $639,000  State Street Bank & Trust Co., 5.740%
            due 5/1/2000; Proceeds at maturity --
            $639,306; (Fully collateralized by Federal
            Home Loan Bank, 6.390% due 2/7/2001;
            Market value -- $652,457) (Cost -- $639,000)    $   639,000

  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $28,580,801)(2)                        $39,953,860

1. Income producing security.
2. Aggregate cost for Federal income tax purposes is substantially the same.


See Notes to Financial Statements.


               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  19

April 30, 2000 (unaudited)


SCHEDULE OF INVESTMENTS
ING LARGE CAP GROWTH FUND

       Shares/
     Principal
        Amount                                                                Value
     ---------                                                                -----
  COMMON STOCK -- 96.6%

  ADVERTISING AGENCIES -- 4.3%
        19,900  The Interpublic Group of Cos., Inc.                     $   815,900
        20,000  Omnicom Group Inc.                                        1,821,250
        20,600  Young & Rubicam Inc.                                      1,147,163
                                                                          ---------
                                                                          3,784,313
  APPLICATIONS SOFTWARE -- 4.6%
        49,900  Microsoft Corp.(1)                                        3,480,525
         4,400  Siebel Systems, Inc.(1)                                     540,650
                                                                          ---------
                                                                          4,021,175
  BREWERY -- 1.3%
        16,100  Anheuser-Busch Cos., Inc.                                 1,136,056

  CELLULAR TELECOMMUNICATIONS -- 1.4%
        21,600  Sprint Corp. (PCS Group)(1)                               1,188,000

  CIRCUITS -- 0.6%
         9,400  Linear Technology Corp.                                     536,975

  COMPUTERS - MEMORY DEVICES -- 2.8%
        14,200  EMC Corp./Mass(1)                                         1,972,912
         4,100  VERITAS Software Corp.(1)                                   439,789
                                                                          ---------
                                                                          2,412,701
  COMPUTERS - MICRO -- 3.8%
        10,100  Hewlett-Packard Co.                                       1,363,500
        21,500  Sun Microsystems, Inc.(1)                                 1,976,656
                                                                          ---------
                                                                          3,340,156
  DIVERSIFIED FINANCIAL SERVICES -- 6.3%
        57,500  Citigroup Inc.                                            3,417,656
        27,600  Morgan Stanley Dean Witter & Co.                          2,118,300
                                                                          ---------
                                                                          5,535,956
  DIVERSIFIED MANUFACTURING OPERATIONS -- 5.7%
        31,600  General Electric Co.                                      4,969,100

  ELECTRIC - GENERATION -- 1.8%
        17,700  The AES Corp.(1)                                          1,591,894

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 11.5%
        19,300  Applied Materials, Inc.(1)                                1,964,981
         2,100  Broadcom Corp. -- A Shares(1)                               361,988
        25,500  Intel Corp.                                               3,233,719
         5,400  KLA-Tencor Corp.(1)                                         404,325
         8,400  Novellus Systems, Inc.(1)                                   560,175
        15,000  Texas Instruments Inc.                                    2,443,125
        14,200  Xilinx, Inc.(1)                                           1,040,150
                                                                          ---------
                                                                         10,008,463
  FIBER OPTICS -- 2.5%
         4,900  Corning Inc.                                                967,750
         9,100  JDS Uniphase Corp.(1)                                       944,125
         9,200  Metromedia Fiber Network, Inc. -- A Shares(1)               284,050
                                                                          ---------
                                                                          2,195,925
  FINANCE - CREDIT CARD -- 2.9%
        17,000  American Express Co.                                      2,551,062

  FINANCE - INVESTMENT BANKERS/BROKERS -- 0.8%
        15,000  The Charles Schwab Corp.                                    667,500

  FOOD - WHOLESALE/DISTRIBUTION -- 1.4%
        33,600  SYSCO Corp.                                               1,264,200

  INDEPENDENT POWER PRODUCER -- 0.7%
         6,500  Calpine Corp.(1)                                            594,750

  INTERNET CONTENT -- 1.3%
         8,900  Yahoo! Inc.(1)                                            1,159,225

  INTERNET SOFTWARE -- 1.2%
        16,800  America Online, Inc.(1)                                   1,004,850

  MEDICAL - BIOMEDICAL/GENETIC -- 1.1%
         6,900  Biogen, Inc.(1)                                             405,806
         4,700  Genentech, Inc.(1)                                          549,900
                                                                          ---------
                                                                            955,706

  MEDICAL - DRUGS -- 6.4%
        27,300  Bristol-Myers Squibb Co.                                  1,431,544
        54,600  Pfizer Inc.                                               2,300,025
        15,900  Warner-Lambert Co.                                        1,809,619
                                                                          ---------
                                                                          5,541,188
  MEDICAL INSTRUMENTS -- 1.7%
        29,300  Medtronic, Inc.                                           1,521,769

  MEDICAL PRODUCTS -- 2.0%
        20,900  Johnson & Johnson                                         1,724,250

  METAL - ALUMINUM -- 0.7%
         9,600  Alcoa Inc.                                                  622,800

  MONEY CENTER BANKS -- 1.5%
        30,800  The Bank of New York Co., Inc.                            1,264,725

  MULTI-LINE INSURANCE -- 3.1%
        24,450  American International Group, Inc.                        2,681,859

  NETWORKING PRODUCTS -- 4.7%
        58,700  Cisco Systems, Inc.(1)                                    4,069,561

  OIL COMPANIES - EXPLORATION & PRODUCTION -- 1.0%
        11,000  Anadarko Petroleum Corp.                                    477,813
         8,500  Apache Corp.                                                411,719
                                                                          ---------
                                                                            889,532
  OIL COMPANIES - INTEGRATED -- 2.5%
        27,800  Exxon Mobil Corp.                                         2,159,713

  RETAIL - BUILDING PRODUCTS -- 1.7%
        27,200  The Home Depot, Inc.                                      1,524,900

  RETAIL - DISCOUNT -- 3.0%
        47,900  Wal-Mart Stores, Inc.                                     2,652,463

  RETAIL - RESTAURANTS -- 2.1%
        47,500  McDonald's Corp.                                          1,810,937

  SOFTWARE TOOLS -- 0.7%
         6,300  Mercury Interactive Corp.(1)                                567,000

  SUPER-REGIONAL BANKS - U.S. -- 3.0%
        63,200  Wells Fargo & Co.                                         2,595,150

  TELECOMMUNICATION EQUIPMENT -- 2.5%
         6,200  Comverse Technology, Inc.(1)                                552,962
        26,800  Lucent Technologies Inc.                                  1,666,625
                                                                          ---------
                                                                          2,219,587
  TELECOMMUNICATION SERVICES -- 0.9%
         6,350  Allegiance Telecom, Inc.(1)                                 449,262
        14,100  McLeodUSA Inc. -- A Shares(1)                               352,500
                                                                          ---------
                                                                            801,762
  TELEPHONE - INTEGRATED -- 2.4%
        37,900  MCI WorldCom, Inc.(1)                                     1,722,081
         4,000  NEXTLINK Communications, Inc.  -- A Shares(1)               337,250
                                                                          ---------
                                                                          2,059,331

  TRANSPORTATION - SERVICES -- 0.7%
         9,200  United Parcel Service, Inc.  -- B Shares                    611,800

  TOTAL COMMON STOCK
                (Cost -- $72,481,150)                                   $84,236,334

  REPURCHASE AGREEMENT -- 3.4%

    $2,955,000  State Street Bank & Trust Co., 5.740%
                due 5/1/2000; Proceeds at maturity -- $2,956,413;
                (Fully collateralized by Federal Home Loan Bank,
                6.372% due 2/7/2001; Market value -- $3,016,317)
                (Cost -- $2,955,000)                                    $ 2,955,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $75,436,150)(2)                                $87,191,334


  1. Non-income producing security.

  2. Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.




20  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING TAX EFFICIENT EQUITY FUND

       Shares/
     Principal
        Amount                                                                Value
     ---------                                                                -----
  COMMON STOCK -- 91.0%

  AEROSPACE/DEFENSE-EQUIPMENT -- 1.6%
        19,800  The B.F. Goodrich Co.                                    $  631,125
         3,600  General Dynamics Corp.                                      210,600
         3,794  United Technologies Corp.                                   235,939
                                                                         ----------
                                                                          1,077,664
  AIRLINES -- 0.4%
         7,300  AMR Corp.(1)                                                248,656

  APPLICATIONS SOFTWARE -- 1.6%
        14,800  Microsoft Corp.(1)                                        1,032,300

  AUTO-CARS/LIGHT TRUCKS -- 2.7%
        15,000  Ford Motor Co.                                              820,313
        10,200  General Motors Corp.                                        954,975
                                                                         ----------
                                                                          1,775,288
  BEVERAGES - NON-ALCOHOLIC -- 0.4%
         4,900  The Coca-Cola Co.                                           230,606

  BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS -- 0.1%
         2,200  USG Corp.                                                    91,850

  BUILDING PRODUCT - AIR & HEATING -- 0.6%
        10,300  American Standard Cos. Inc.(1)                              422,300

  CHEMICALS - SPECIALTY -- 0.2%
         6,400  Arch Chemicals, Inc.                                        126,400

  COMPUTERS - MICRO -- 4.8%
         6,100  Hewlett-Packard Co.                                         823,500
        11,100  International Business Machines Corp.                     1,239,037
        12,000  Sun Microsystems, Inc.(1)                                 1,103,250
                                                                         ----------
                                                                          3,165,787
  CONTAINERS - METAL/GLASS -- 0.8%
        38,900  Owens-Illinois, Inc.(1)                                     525,150

  CONTAINERS - PAPER/PLASTIC -- 0.6%
        35,600  Packaging Corp. of America(1)                               422,750

  COSMETICS & TOILETRIES -- 2.8%
        10,800  Colgate-Palmolive Co.                                       616,950
        13,600  Kimberly-Clark Corp.                                        789,650
         7,700  The Procter & Gamble Co.                                    459,113
                                                                         ----------
                                                                          1,865,713
  CRUISE LINES -- 0.3%
         8,000  Royal Caribbean Cruises Ltd.                                166,500

  DATA PROCESSING/MANAGEMENT -- 1.1%
        14,500  First Data Corp.                                            705,969

  DISTRIBUTION/WHOLESALE -- 0.6%
         7,400  Costco Wholesale Corp.(1)                                   400,062

  DIVERSIFIED FINANCIAL SERVICES -- 2.8%
        22,400  Household International, Inc.                               935,200
        15,250  Citigroup Inc.                                              906,422
                                                                         ----------
                                                                          1,841,622
  DIVERSIFIED MANUFACTURING OPERATIONS -- 4.7%
         6,200  Eaton Corp.                                                 520,800
        13,200  General Electric Co.                                      2,075,700
        11,000  Tyco International Ltd.                                     505,313
                                                                         ----------
                                                                          3,101,813

  ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.7%
         4,500  Flextronics International Ltd.(1)                            316,125
        16,800  Solectron Corp.(1)                                           786,450
                                                                          ----------
                                                                          1,102,575

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 9.7%
        15,000  Analog Devices, Inc.(1)                                   1,152,187
        13,000  Applied Materials, Inc.(1)                                1,323,563
        15,800  Intel Corp.                                               2,003,638
         6,200  Teradyne, Inc.(1)                                           682,000
         7,200  Texas Instruments Inc.                                    1,172,700
                                                                         ----------
                                                                          6,334,088

  ELECTRONIC PARTS DISTRIBUTION -- 3.6%
        32,600 Arrow Electronics, Inc.                                    1,428,287
        11,800 Avnet, Inc.                                                  927,775
                                                                         ----------
                                                                          2,356,062
   ENTERPRISE SOFTWARE/SERVICES -- 2.0%
          9,000  Computer Associates International, Inc.                    502,313
         12,600  Compuware Corp.(1)                                         158,287
          8,100  Oracle Corp.(1)                                            647,494
                                                                         ----------
                                                                          1,308,094
   FINANCE - INVESTMENT BANKERS/BROKERS -- 0.5%
         3,300  Merrill Lynch & Co., Inc.                                   336,394

  FINANCE - MORTGAGE LOAN/BANKER -- 1.8%
        12,100  Countrywide Credit Industries, Inc.                         334,263
        13,900  Fannie Mae                                                  838,344
                                                                         ----------
                                                                          1,172,607
  FOOD - MISCELLANEOUS/DIVERSIFIED -- 1.1%
        14,400  Bestfoods                                                   723,600

  INSTRUMENTS - CONTROLS -- 0.9%
        12,600  Parker-Hannifin Corp.                                       585,900

  INTERNET SOFTWARE -- 0.2%
         5,100  PSINet Inc.(1)                                              118,256

  MACHINERY TOOLS & RELATED PRODUCTS -- 1.6%
        16,400  The Black & Decker Corp.                                    689,825
        12,400  Kennametal Inc.                                             356,500
                                                                         ----------
                                                                          1,046,325
  MEDICAL - DRUGS -- 4.7%
        12,000  Abbott Laboratories                                         461,250
         7,800  Bristol-Myers Squibb Co.                                    409,013
         9,600  Eli Lilly & Co.                                             742,200
        12,200  Merck & Co., Inc.                                           847,900
        14,700  Pfizer Inc.                                                 619,237
                                                                         ----------
                                                                          3,079,600
  MEDICAL INFORMATION SYSTEM -- 0.3%
        11,600  IMS Health Inc.                                             197,925

  MEDICAL PRODUCTS -- 2.4%
        12,200  Baxter International Inc.                                   794,525
         9,600  Johnson & Johnson                                           792,000
                                                                         ----------
                                                                          1,586,525
  METAL - ALUMINUM -- 1.1%
        11,000  Alcoa Inc.                                                  713,625

  MONEY CENTER BANKS -- 2.5%
        20,300  Bank of America Corp.                                       994,700
         9,000  The Chase Manhattan Corp.                                   648,563
                                                                         ----------
                                                                          1,643,263
  MULTIMEDIA -- 1.7%
         9,300  CBS Corp.(1)                                                546,375
         6,100  Time Warner Inc.                                            548,619
                                                                         ----------
                                                                          1,094,994



               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  21

APRIL 30, 2000 (UNAUDITED)


SCHEDULE OF INVESTMENTS
ING TAX EFFICIENT EQUITY FUND (CONTINUED)

      Shares/
    Principal
       Amount                                                            Value
    ---------                                                            -----
  NETWORKING PRODUCTS -- 2.5%
         5,700  3Com Corp.(1)                                            $  224,794
        20,000  Cisco Systems, Inc.(1)                                    1,386,563
                                                                         ----------
                                                                          1,611,357
  OIL - FIELD SERVICES -- 1.3%
         9,000  Halliburton Co.                                             397,687
         5,900  Schlumberger Ltd.                                           451,719
                                                                         ----------
                                                                            849,406
  OIL COMPANIES - INTEGRATED -- 6.0%
         5,300  Chevron Corp.                                               451,162
        47,210  Conoco Inc. -- B Shares                                   1,174,349
        10,825  Exxon Mobil Corp.                                           840,967
        13,900  Texaco Inc.                                                 688,050
        24,900  Unocal Corp.                                                804,581
                                                                         ----------
                                                                          3,959,109
  PAPER & RELATED PRODUCTS -- 1.0%
         5,200  Bowater Inc.                                                286,000
         9,752  International Paper Co.                                     358,386
                                                                         ----------
                                                                            644,386
  POWER CONVERSION/SUPPLY EQUIPMENT -- 0.8%
        14,000  American Power Conversion Corp.(1)                          494,375

  RETAIL - BUILDING PRODUCTS -- 1.1%
        13,200  The Home Depot, Inc.                                        740,025

  RETAIL - CONSUMER ELECTRONICS -- 0.4%
         4,900  Tandy Corp.                                                 279,300

  RETAIL - DISCOUNT -- 1.6%
        20,400  Consolidated Stores Corp.(1)                                253,725
        14,000  Wal-Mart Stores, Inc.                                       775,250
                                                                         ----------
                                                                          1,028,975
  RETAIL - DRUG STORE -- 0.2%
        24,200  Rite Aid Corp.(1)                                           121,000

  RETAIL - MAJOR DEPARTMENT STORE -- 0.3%
        18,500  Saks Inc.(1)                                                211,594

  RETAIL - RESTAURANTS -- 1.1%
        19,000  McDonald's Corp.                                            724,375

  SUPER-REGIONAL BANKS - U.S. -- 2.8%
        12,200  Bank One Corp.                                              372,100
         9,500  First Union Corp.                                           302,812
        21,900  FleetBoston Financial Corp.                                 776,081
        21,000  KeyCorp                                                     388,500
                                                                         ----------
                                                                          1,839,493
  TELECOMMUNICATION EQUIPMENT -- 2.1%
        16,130  Lucent Technologies Inc.                                  1,003,084
         4,300  Telefonaktiebolaget LM Ericsson AB --
                Sponsored ADR                                               380,281
                                                                         ----------
                                                                         1,383,365
  TELEPHONE - INTEGRATED -- 3.6%
        11,800  AT&T Corp.                                                  550,913
         7,700  GTE Corp.                                                   521,675
        11,700  MCI WorldCom Inc.(1)                                        531,619
        17,100  SBC Communications Inc.                                     749,194
                                                                         ----------
                                                                          2,353,401
  TELEPHONE - LOCAL -- 0.8%
         8,600  Bell Atlantic Corp.                                         509,550

  TOBACCO -- 0.2%
         7,400  Philip Morris Cos. Inc.                                     161,875

  TRANSPORTATIONS - RAIL -- 0.2%
         5,300  Burlington Northern Santa Fe Corp.                          127,862

  TRANSPORTATIONS - SERVICES -- 1.1%
        11,000  United Parcel Service, Inc. -- B Shares                     731,500

  TRANSPORTATIONS - TRUCK -- 1.1%
        25,100  CNF Transportation Inc.                                     701,231

  WIRELESS EQUIPMENT -- 0.9%
         3,600  Motorola, Inc.                                              428,625
         7,500  Nextel Partners, Inc. -- A Shares(1)                        164,531
                                                                         ----------
                                                                            593,156
  TOTAL COMMON STOCK
                (Cost -- $48,965,611)                                   $59,665,598

  REPURCHASE AGREEMENT -- 9.0%

    $5,879,000  State Street Bank & Trust Co., 5.740%
                due 5/1/2000; Proceeds at maturity -- $5,881,812;
                (Fully collateralized by Federal Home Loan Bank,
                6.390% due 2/7/2001; Market value -- $5,998,563)
                (Cost -- $5,879,000)                                    $ 5,879,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $54,844,611)(2)                                $65,544,598


  1. Non-income producing security.

  2. Aggregate cost for Federal income tax purposes is substantially the same.

  ADR -- American Depository Receipts.

  See Notes to Financial Statements.



  22  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING GROWTH & INCOME FUND

       Shares/
     Principal
        Amount                                                           Value
     ---------                                                           -----
  COMMON STOCK -- 96.6%

  APPLICATIONS SOFTWARE -- 2.9%
        19,300  Microsoft Corp.(1)                                       $1,346,175

  AUTO - CARS/LIGHT TRUCKS -- 1.0%
         8,300  Ford Motor Co.                                              453,906

  BATTERIES/BATTERY SYSTEMS -- 0.0%
             1  Energizer Holdings, Inc.(1)                                      17

  BEVERAGES - NON-ALCOHOLIC -- 1.5%
        19,500  PepsiCo, Inc.                                               715,406

  BREWERY -- 0.8%
         5,100  Anheuser-Busch Cos., Inc.                                   359,869

  BUILDING PRODUCTS - CEMENT/AGGREGATE -- 0.7%
         5,200  Southdown, Inc.                                             302,250

  CELLULAR TELECOMMUNICATIONS -- 0.4%
         6,000  AT&T Wireless Group(1)                                      190,875

  CHEMICALS - DIVERSIFIED -- 0.9%
         3,500  The Dow Chemical Co.                                        395,500

  COMPUTERS - MEMORY DEVICES -- 1.9%
         6,300  EMC Corp./Mass(1)                                           875,306

  COMPUTERS - MICRO -- 7.3%
        11,500  Compaq Computer Corp.                                       336,375
        12,500  Dell Computer Corp.(1)                                      626,563
         4,800  Hewlett-Packard Co.                                         648,000
         8,400  International Business Machines Corp.                       937,650
         9,000  Sun Microsystems, Inc.(1)                                   827,437
                                                                          ---------
                                                                          3,376,025
  COSMETICS & TOILETRIES -- 0.9%
         7,200  The Procter & Gamble Co.                                    429,300

  DISTRIBUTION/WHOLESALE -- 0.8%
         7,000  Costco Wholesale Corp.(1)                                   378,437

  DIVERSIFIED FINANCIAL SERVICES -- 2.9%
        15,000  Citigroup Inc.                                              891,563
         6,000  Morgan Stanley Dean Witter & Co.                            460,500
                                                                          ---------
                                                                          1,352,063
  DIVERSIFIED MANUFACTURING OPERATIONS -- 7.9%
        13,400  General Electric Co.                                      2,107,150
        10,300  Honeywell International Inc.                                576,800
         8,500  PPG Industries, Inc.                                        462,187
        10,700  Tyco International Ltd.                                     491,531
                                                                          ---------
                                                                          3,637,668
  E-COMMERCE -- 0.4%
         3,300  Amazon.com, Inc.(1)                                         182,119

  ELECTRIC - GENERATION -- 0.8%
         4,200  The AES Corp.(1)                                            377,738

  ELECTRIC - INTEGRATED -- 0.9%
        12,000  Texas Utilities Co.                                         404,250

  ELECTRONIC COMPONENTS - MISCELLANEOUS -- 0.6%
         6,000  Solectron Corp.(1)                                          280,875

  ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 7.1%
         7,800  Applied Materials, Inc.(1)                                  794,138
        13,800  Intel Corp.                                               1,750,012
         4,700  Texas Instruments Inc.                                      765,513
                                                                          ---------
                                                                          3,309,663
  ENTERPRISE SOFTWARE/SERVICES -- 2.4%
        14,000  Oracle Corp.(1)                                           1,119,125

  FIBER OPTICS -- 1.2%
         1,300  CIENA Corp.(1)                                              160,712
         2,100  Corning Inc.                                                414,750
                                                                          ---------
                                                                            575,462
  FINANCE - CREDIT CARD -- 0.6%
        10,000  MBNA Corp.                                                  265,625

  FINANCE - MORTGAGE LOAN/BANKER -- 1.1%
         8,300  Fannie Mae                                                  500,594

  FOOD - MISCELLANEOUS/DIVERSIFIED -- 1.5%
         8,400  Bestfoods                                                   422,100
        15,000  Ralston-Ralston Purina Group                                265,313
                                                                          ---------
                                                                            687,413
  INTERNET SOFTWARE -- 1.4%
        11,000  America Online, Inc.(1)                                     657,937

  LIFE/HEALTH INSURANCE -- 0.8%
        10,700  AXA Financial, Inc.                                         349,088

  MEDICAL - DRUGS -- 8.5%
        13,500  American Home Products Corp.                                758,531
        16,000  Bristol-Myers Squibb Co.                                    839,000
         9,000  Eli Lilly & Co.                                             695,813
         3,450  MedImmune, Inc.(1)                                          551,784
        15,500  Merck & Co., Inc.                                         1,077,250
                                                                          ---------
                                                                          3,922,378
  MEDICAL - HOSPITALS -- 0.9%
        16,000  Tenet Healthcare Corp.(1)                                   408,000

  MEDICAL PRODUCTS -- 0.9%
         6,500  Baxter International Inc.                                   423,313

  MONEY CENTER BANKS -- 2.2%
        13,200  Bank of America Corp.                                       646,800
         5,500  The Chase Manhattan Corp.                                   396,344
                                                                          ---------
                                                                          1,043,144
  MULTI-LINE INSURANCE -- 1.8%
         7,400  American International Group, Inc.                          811,687

  MULTIMEDIA -- 4.5%
        12,000  CBS Corp.(1)                                                705,000
         3,700  Gannett Co., Inc.                                           236,338
         4,400  The McGraw-Hill Cos. Inc.                                   231,000
        10,000  Time Warner Inc.                                            899,375
                                                                          ---------
                                                                          2,071,713
  NETWORKING PRODUCTS -- 4.1%
        27,500  Cisco Systems, Inc.(1)                                    1,906,523

               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  23

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING GROWTH & INCOME FUND (CONTINUED)

       Shares/
     Principal
        Amount                                                          Value
     ---------                                                          -----
  OIL COMPANIES - INTEGRATED -- 3.9%
         8,000  Chevron Corp.                                           $   681,000
        14,700  Exxon Mobil Corp.                                         1,142,006
                                                                         -----------
                                                                          1,823,006
  OIL - FIELD SERVICES -- 0.9%
         9,000  Halliburton Co.                                             397,687

  PIPELINES -- 0.6%
         7,100  El Paso Energy Corp.                                        301,750

  RETAIL - BUILDING PRODUCTS -- 1.3%
        11,150  The Home Depot, Inc.                                        625,097

  RETAIL - CONSUMER ELECTRONICS -- 0.9%
         6,900  Circuit City Stores-Circuit City Group                      405,806

  RETAIL - DISCOUNT -- 2.3%
        19,000  Wal-Mart Stores, Inc.                                     1,052,125

  RETAIL - DRUG STORE -- 1.3%
        14,000  CVS Corp.                                                   609,000

  SUPER-REGIONAL BANKS - U.S. -- 2.8%
         8,000  First Union Corp.                                           255,000
         8,000  PNC Financial Services Group                                349,000
        17,000  Wells Fargo & Co.                                           698,063
                                                                         -----------
                                                                          1,302,063
  TELECOMMUNICATION EQUIPMENT -- 1.7%
        13,000  Lucent Technologies Inc.                                    808,437

  TELECOMMUNICATION SERVICES -- 0.8%
        12,000  Global Crossing Ltd.(1)                                     378,000

  TELEPHONE - INTEGRATED -- 4.5%
        11,000  AT&T Corp.                                                  513,563
        11,500  GTE Corp.                                                   779,125
        18,000  MCI Worldcom, Inc.(1)                                       817,875
                                                                         -----------
                                                                          2,110,563
  TELEPHONE - LOCAL -- 1.2%
        11,400  BellSouth Corp.                                             555,037

  TOBACCO -- 0.7%
        14,500  Philip Morris Cos. Inc.                                     317,188

  TRANSPORTATIONS - RAIL -- 0.7%
        13,100  Burlington Northern Santa Fe Corp.                          316,038

  WIRELESS EQUIPMENT -- 1.4%
         5,500  Motorola, Inc.                                              654,844

  TOTAL COMMON STOCK
                (Cost -- $38,313,101)                                   $44,766,085

  UNIT INVESTMENT TRUST -- 0.7%

         2,200  Standard and Poor's 500 Depositary Receipts
                (Cost -- $260,493)                                      $   319,962

  REPURCHASE AGREEMENT -- 2.7%

    $1,250,000  State Street Bank & Trust Co., 5.740%
                due 5/1/2000; Proceeds at maturity -- $1,250,598;
                (Fully collateralized by Fannie Mae, 6.100% due
                9/14/2001; Market value -- $1,275,506)
                (Cost -- $1,250,000)                                    $ 1,250,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $39,823,594)(2)                                $46,336,047


  1. Non-income producing security.

  2. Aggregate cost for Federal income tax purposes is substantially the same.

  See Notes to Financial Statements.

24  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING HIGH YIELD BOND FUND


       Shares/
     Principal
        Amount                                          Ratings(1)            Value
     ---------                                          ----------            -----
  CORPORATE BONDS -- 96.8%

  AIRLINES -- 0.6%
  $    250,000  Amtran, Inc., Senior Notes,
                9.625% due 12/15/2005                      B+/B2         $  210,625

  BROADCASTING SERVICE/PROGRAM -- 3.7%
     1,500,000  Echostar DBS Corp., Senior Notes,
                9.250% due 2/1/2006                         B/B2          1,462,500

  BUILDING - RESIDENTIAL/COMMERCIAL -- 3.2%
     1,250,000  US Home Corp., Senior Notes,
                7.950% due 3/1/2001                      BB+/Ba2          1,246,830

  CABLE TV -- 11.8%
       500,000  Adelphia Communications Corp.,
                Series B, Senior Notes, 9.250%
                due 10/1/2002                              B+/B1            492,500
     1,800,000  Century Communications Corp.,
                Senior Discount Notes,
                Zero Coupon due 3/15/2003                 BB-/B1          1,332,000
     2,112,791  CSC Holdings, Inc., Series M,
                Payment-in-Kind Preferred Bonds,
                11.125% due 4/1/2008                       B+/B1          2,287,096
       500,000  Rogers Cablesystems Inc.,
                Series B, Senior Notes,
                10.000% due 3/15/2005                    BB+/Ba1            522,500
                                                                         -----------
                                                                          4,634,096
  CASINO HOTELS -- 2.5%
     1,000,000  Park Place Entertainment Corp.,
                Senior Subordinated Notes,
                9.375% due 2/15/2007(2)                  BB+/Ba2            992,500

  CELLULAR TELECOMMUNICATIONS -- 3.8%
     1,000,000  Orange PLC, Senior Notes,
                8.750% due 6/1/2006                      BBB/Ba3          1,015,000
       500,000  Winstar Communications Inc.,
                Senior Notes, 12.500%
                due 4/15/2008(2)                           B-/B3            482,500
                                                                         -----------
                                                                          1,497,500
  CHEMICALS - DIVERSIFIED -- 2.5%
     1,000,000  Lyondell Chemical Co., Series A,
                Senior Notes, 9.625% due 5/1/2007         BB/Ba3            988,750

  CONTAINERS - PAPER/PLASTIC -- 1.9%
       750,000  Norampac Inc., Senior Notes,
                9.500% due 2/1/2008                        BB/B1            757,500

  DIVERSIFIED MANUFACTURING OPERATIONS -- 2.5%
       500,000  Blount Inc., Senior Subordinated
                Notes, 13.000% due 8/1/2009                B-/B3            492,500
       500,000  Tenneco Automotive Inc.,
                Series B, Senior Subordinated
                Notes, 11.625% due 10/15/2009              B+/B2            502,500
                                                                         -----------
                                                                            995,000
  FIBER OPTICS -- 1.3%
       500,000  Williams Communications
                Group, Inc., Senior Notes, 10.700%
                due 10/1/2007                             BB-/B2            512,500

  FOOD - RETAIL -- 3.7%
  $  1,000,000  The Kroger Co., Senior Notes,
                7.625% due 9/15/2006                   BBB-/Baa3            961,413
       500,000  Stater Brothers Holdings Inc.,
                Senior Notes, 10.750%
                due 8/15/2006                              B+/B2            498,750
                                                                         -----------
                                                                          1,460,163
  GAMBLING (NON-HOTEL) -- 1.2%
       500,000  Horseshoe Gaming Holdings Corp.,
                Series B, Senior Subordinated
                Notes, 8.625% due 5/15/2009                B+/B2            471,250

  HOME FURNISHINGS -- 1.2%
       500,000  Sleepmaster LLC, Series B,
                Senior Subordinated Notes,
                11.000% due 5/15/2009                      B-/B3            478,750

  INDUSTRIAL -- 2.5%
     1,000,000  O'Sullivan Industries Inc., Units,
                13.375% due 10/15/2009(2)                  B-/B3            975,000

  MEDICAL - HOSPITALS -- 1.1%
     1,250,000  Rural/Metro Corp., Senior Notes,
                7.875% due 3/15/2008                      CCC/B3            443,750

  METAL - ALUMINUM -- 2.5%
     1,000,000  Kaiser Aluminum and Chemicals,
                Senior Notes, 9.875%
                due 2/15/2002                               B/B1            975,000

  MISCELLANEOUS MANUFACTURER -- 3.0%
       250,000  Advanced Glassfiber Yarns LLC,
                Senior Subordinated Notes,
                9.875% due 1/15/2009                        B/B2            225,000
                Westinghouse Air Brake Co.,
                Senior Notes:
       250,000  9.375% due 6/15/2005                      B+/Ba3            241,875
       750,000  Series B2, 9.375% due 6/15/2005           B+/Ba3            725,625
                                                                         -----------
                                                                          1,192,500
  NON-HAZARDOUS WASTE DISPOSAL -- 0.4%
       250,000  Allied Waste North America, Inc.,
                Series B, Senior Subordinated
                Notes, 10.000% due 8/1/2009                B+/B2            170,625

  OIL COMPANIES - EXPLORATION & PRODUCTION -- 7.6%
                Gulf Canada Resources Ltd.,
                Senior Notes:
     1,025,000  8.375% due 11/15/2005                   BBB-/Ba1          1,009,625
     1,000,000  8.350% due 8/1/2006                     BBB-/Ba1            985,000
     1,000,000  Nuevo Energy Co., Series B,
                Senior Subordinated Notes,
                9.500% due 6/1/2008                        B+/B1            987,500
                                                                         -----------
                                                                          2,982,125
  OIL & GAS DRILLING -- 3.7%
     1,000,000  Parker Drilling Co., Series D,
                Senior Notes, 9.750%
                due 11/15/2006                             B+/B1            945,000
       500,000  Pride International, Inc.,
                Senior Notes, 10.000%
                due 6/1/2009                              BB/Ba3            503,750
                                                                         -----------
                                                                          1,448,750


               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  25

APRIL 30, 2000 (UNAUDITED)


SCHEDULE OF INVESTMENTS
ING HIGH YIELD BOND FUND (CONTINUED)


       Shares/
     Principal
        Amount                                          Ratings(1)     Value
     ---------                                          ----------     -----
  RACETRACKS -- 1.2%
  $    500,000  Speedway Motorsports Inc., Series D,
                Senior Subordinated Notes,
                8.500% due 8/15/2007                      B+/Ba3         $  471,250

  RADIO -- 3.8%
     1,000,000  Chancellor Media Corp., Series B,
                Senior Subordinated Notes,
                8.125% due 12/15/2007                       B/B1          1,001,250
       500,000  Spanish Broadcasting System, Inc.,
                Senior Subordinated Notes,
                9.625% due 11/1/2009                       B-/B3            492,500
                                                                          ----------
                                                                          1,493,750
  RETAIL - DISCOUNT -- 4.8%
     1,000,000  Ames Department Stores, Inc.,
                Senior Notes, 10.000%
                due 4/15/2006                              B+/B1            930,000
     1,000,000  Kmart Corp., Notes,
                8.375% due 12/1/2004                    BB+/Baa3            970,414
                                                                          ----------
                                                                          1,900,414
  STEEL-PRODUCERS -- 5.0%
     1,000,000  AK Steel Corp., Senior Notes,
                9.125% due 12/15/2006                     BB/Ba2            986,250
     1,000,000  The LTV Corp., Senior Notes,
                11.750% due 11/15/2009(2)                BB-/Ba3            990,000
                                                                          ----------
                                                                          1,976,250
  TELECOMMUNICATION SERVICES -- 14.8%
     1,400,000  Global Crossing Holdings Ltd.,
                Payment-in-Kind Preferred Bonds,
                10.500% due 12/1/2008                      B+/B1          1,379,000
     1,500,000  GT Group Telecom Inc.,
                Units, Step Coupon to 13.250%
                due 2/1/2010(2)                        CCC+/Caa1            810,000
     2,000,000  Hyperion Telecommunications,
                Inc., Series B, Senior Discount
                Notes, Step Coupon to 13.000%
                due 4/15/2003                              B+/B3          1,865,000
     1,000,000  Leap Wireless International, Inc.,
                Units, 12.500% due 4/15/2010(2)         CCC/Caa2            968,750
     1,000,000  McLeodUSA Inc., Senior Discount
                Notes, Step Coupon to 10.500%
                due 3/1/2007                               B+/B1            800,000
                                                                          ----------
                                                                          5,822,750
  TRANSPORTATION - MARINE -- 1.0%
       500,000  Sea Containers Ltd., Senior Notes,
                10.750% due 10/15/2006                   BB-/Ba3            380,000

  TRANSPORTATION - SERVICES -- 2.4%
     1,000,000  RailWorks Corp., Senior
                Subordinated Notes, 11.500%
                due 4/15/2009                               B/B3            950,000

  TRANSPORTATION - TRUCK -- 1.8%
       750,000  North American Van Lines Inc.,
                Senior Subordinated Notes,
                13.375% due 12/1/2009(2)                   B-/B3            708,750

  WIRELESS EQUIPMENT -- 1.3%
  $  1,000,000  Spectrasite Holdings, Inc., Senior
                Discount Notes, 12.875%
                due 3/15/2010(2)                           B-/B3            522,500

  TOTAL CORPORATE BONDS
                (Cost -- $39,169,643)                                   $38,121,378

  REPURCHASE AGREEMENT -- 3.2%

     1,276,000  State Street Bank & Trust Co., 5.740%
                due 5/1/2000; Proceeds at maturity --
                $1,276,610; (Fully collateralized by
                Fannie Mae, 6.100% due 9/14/2001;
                Market value -- $1,305,401)
               (Cost -- $1,276,000)                                     $ 1,276,000

  TOTAL INVESTMENTS -- 100.0%

                (Cost -- $40,445,643)(3)                                $39,397,378

   1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

   2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $6,450,000 in market value or 16.2% of net assets.

   3. Aggregate cost for Federal income tax purposes is substantially the same.

   See Notes to Financial Statements.


26                 ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING INTERMEDIATE BOND FUND

       Shares/
     Principal
        Amount                                         Ratings(1)      Value
     ---------                                         ----------      -----
  U.S. TREASURY OBLIGATIONS -- 16.2%
                U.S. Treasury Bonds:
    $  225,000  9.125% due 5/15/2018                        NR/NR      $   292,149
       340,000  5.250% due 2/15/2029                        NR/NR          298,881
     2,590,000  6.125% due 8/15/2029                        NR/NR        2,597,286
                                                                        -----------
                                                                         3,188,316
                U.S. Treasury Notes:
     1,000,000  4.250% due 11/15/2003                       NR/NR          928,125
     1,810,000  6.500% due 2/15/2010                        NR/NR        1,846,767
                                                                        -----------
                                                                         2,774,892
  TOTAL U.S. TREASURY OBLIGATIONS
                (Cost -- $5,999,815)                                   $ 5,963,208

  U.S. GOVERNMENT AGENCIES -- 27.7%

             Fannie Mae Conventional Loan:
  1,350,990  Pool #252707,
             6.500% due 9/1/2014                           NR/Aaa      $ 1,294,308
  1,355,019  Pool #252870,
             7.000% due 11/1/2014                          NR/Aaa        1,324,121
  1,173,937  Pool #459764,
             6.500% due 4/1/2029                           NR/Aaa        1,096,370
    750,001  Pool #484534,
             6.500% due 5/1/2029                           NR/Aaa          700,445
    750,000  Pool #492741,
             6.000% due 5/1/2029                           NR/Aaa          679,679
    597,267  Pool #517081,
             7.000% due 10/1/2029                          NR/Aaa          571,678
  1,000,000  Pool #536618,
             7.500% due 4/1/2030                           NR/Aaa          979,010
    500,000  TBA, 8.000% due 5/15/2030                     NR/Aaa          499,218
                                                                        -----------
                                                                         7,144,829
  1,000,000  Federal Home Loan Bank,
             5.125% due 9/15/2003                          NR/Aaa          939,177
             Government National Mortgage
             Association:
    174,953  Pool #271676,
             10.000% due 3/15/2019                         NR/Aaa          186,417
    203,814  Pool #291879,
             10.000% due 1/15/2021                         NR/Aaa          217,138
    275,927  Pool #297548,
             10.000% due 1/15/2021                         NR/Aaa          293,966
    259,529  Pool #299577,
             10.000% due 1/15/2021                         NR/Aaa          276,496
    696,375  Pool #507655,
             7.000% due 9/15/2029                          NR/Aaa          670,318
                                                                        -----------
                                                                         1,644,335
    500,000  Tennessee Valley Authority,
             Series C, 6.000% due 3/15/2013                NR/Aaa          442,347

  TOTAL U.S. GOVERNMENT AGENCIES
                (Cost -- $10,466,681)                                  $10,170,688

  ASSET-BACKED SECURITIES -- 6.7%

  AUTOMOBILE -- 2.7%
  $1,000,000    Ford Credit Auto Owner Trust,
                Series 1999-B, Class C,
                6.650% due 10/15/2003                      BBB/Baa3     $  966,165

  OTHER -- 4.0%
   1,000,000    Garanti Trade Payment Rights
                Master Trust, Series 1999-B,
                Class 1, 10.810% due 6/15/2004(2)            NR/NR         994,570
     487,127    Provident Bank Home Equity
                Loan Trust, Series 1999-A,
                Class A, 6.555% due 12/25/2029             AAA/Aaa         486,164
                                                                        -----------
                                                                         1,480,734
  TOTAL ASSET-BACKED SECURITIES
                (Cost -- $2,462,373)                                    $2,446,899

  CORPORATE BONDS -- 45.8%

  AEROSPACE/DEFENSE -- 1.3%
     500,000    Raytheon Co., Notes,
                6.500% due 7/15/2005                     BBB-/Baa2      $  464,957

  CABLE TV -- 3.6%
   1,000,000   Century Communications Corp.,
               Senior Discount Notes,
               Zero Coupon due 3/15/2003                    BB-/B1         740,000
     528,197   CSC Holdings Inc., Series M,
               Payment-in-Kind Preferred Bond,
               11.125% due 4/1/2008                          B+/B1         571,773
                                                                        -----------
                                                                         1,311,773
  CASINO HOTELS -- 2.7%
     1,000,000  Park Place Entertainment,
                Senior Subordinated Notes,
                9.375% due 2/15/2007(2)                    BB+/Ba2         992,500

  CELLULAR TELECOMMUNICATIONS -- 2.8%
     1,000,000  Rogers Cantel Inc., Debentures,
                9.375% due 6/1/2008                        BB+/Baa3      1,025,000

  CHEMICALS - SPECIALTY -- 1.3%
       500,000  Praxair, Inc., Notes,
                6.900% due 11/1/2006                        BBB+/A3        471,552

  DIVERSIFIED FINANCIAL SERVICES -- 2.7%
     1,000,000  Finova Capital Corp., Notes,
                6.250% due 8/15/2000                     BBB+/Baa2         996,415

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 27

APRIL 30, 2000 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING INTERMEDIATE BOND FUND (CONTINUED)

Shares/
Principal
Amount                                                             Ratings(1)    Value
---------                                                          ----------    -----
  ELECTRIC - DISTRIBUTION -- 2.6%
$ 1,000,000 AES Eastern Energy, L.P., Series
            1999-A, Pass Through
            Certificates, 9.000% due 1/2/2017                      BBB-/Ba1      $  962,085

  ELECTRIC - INTEGRATED -- 1.1%
   500,000  Duke Energy Corp., Series A,
            Senior Notes, 6.000% due 12/1/2028                        A+/A1         384,676

  FINANCE - INVESTMENT BANKERS/BROKERS -- 2.7%
  1,000,000 Lehman Brothers Holdings Inc.,
            Series E, Medium Term Notes,
            6.900% due 1/29/2001                                       A/A3         996,228

  HOME BUILDERS -- 2.7%
  1,000,000 U.S. Home Corp., Senior Notes,
            7.950% due 3/1/2001                                      BB+/Ba2        997,464

  MISCELLANEOUS MANUFACTURER -- 2.6%
  1,000,000 Westinghouse Air Brake Co.,
            Senior Notes, 9.375% due 6/15/2005                       B+/Ba3         967,500

  NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
    500,000 WMX Technologies, Inc., Notes,
            6.250% due 10/15/2000                                   BBB/Ba1         492,066

  OIL COMPANIES - EXPLORATION & PRODUCTION -- 1.3%
    500,000 Gulf Canada Resources Ltd., Senior
            Notes, 8.375% due 11/15/2005                           BBB-/Ba1         492,500

  REITS-HEALTH CARE -- 2.6%
  1,000,000 HRPT Properties Trust,
            Class A, Senior Notes,
            6.750% due 12/18/2002                                  BBB/Baa2         953,780

  RETAIL - APPAREL/SHOE -- 1.2%
   500,000 Saks Inc., Notes, 7.000%
           due 7/15/2004                                           BB+/Baa3         441,249

  RETAIL - DISCOUNT -- 3.3%
   250,000 Ames Department Stores, Inc.,
           Senior Notes, 10.000%
           due 4/15/2006                                              B+/B1         232,500
 1,000,000 Kmart Corp., Notes,
           8.375% due 12/1/2004                                    BB+/Baa3         970,414
                                                                                -----------
                                                                                  1,202,914
  TELECOMMUNICATION SERVICES -- 4.0%
   500,000 Global Crossing Holdings Ltd.,
           Payment-in-Kind Preferred Bond,
           10.500% due 12/1/2008                                      B+/B1         492,500
   600,000 Hyperion Telecommunications, Inc.,
           Series B, Senior Discount Notes,
           Step Coupon to 13.000%
           due 4/15/2003                                              B+/B3         559,500
   500,000 McLeodUSA  Inc., Senior Discount
           Notes, Step Coupon to 10.500%
           due 3/1/2007                                               B+/B1         400,000
                                                                                -----------
                                                                                  1,452,000

  TOBACCO -- 2.3%
$1,000,000 RJ Reynolds Tobacco Holdings,
           Inc., Notes, 7.375% due 5/15/2003                      BBB-/Baa2       $ 861,953

  TRANSPORTATION - AIR FREIGHT -- 2.4%
   980,430 Federal Express Corp., Series
           1998-1A, Pass Through
           Certificates, 6.720%
           due 1/15/2022                                            AAA/Aa2         896,686

  TRUCKING & LEASING -- 1.3%
   500,000 AMERCO, Senior Notes,
           8.800% due 2/4/2005                                      BBB/Ba1         491,442

  TOTAL CORPORATE BONDS
                (Cost -- $17,432,351)                                           $16,854,740

  REPURCHASE AGREEMENT -- 3.6%

 1,336,000 State Street Bank & Trust Co., 5.740%
           due 5/1/2000; Proceeds at maturity -- $1,336,639;
           (Fully collateralized by Fannie Mae, 5.860% due
           11/7/2000; Market value -- $1,366,063)
           (Cost -- $1,336,000)                                                 $ 1,336,000

  TOTAL INVESTMENTS -- 100.0%
                (Cost -- $37,697,220)(3)                                        $36,771,535



   1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

   2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $1,987,070 in market value or 6.0% of net assets.

   3. Aggregate cost for Federal income tax purposes is substantially the same. TBA -- To be announced.

  See Notes to Financial Statements.

28                 ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING NATIONAL TAX-EXEMPT BOND FUND


Shares/
Principal
Amount                                                                                 Ratings(1)     Value
---------                                                                              ----------     -----

  MUNICIPAL SECURITIES -- 97.5%

  ALASKA -- 4.8%
  $1,000,000   Valdez Alaska Marine Terminal
               Revenue Reference,
               BP Pipelines Inc. Project,
               Series A, 5.850% due 8/1/2025                                            AA+/Aa1         $  958,580

  ARIZONA -- 4.8%
  1,000,000    Arizona Health Facilities Authority
               Hospital System Revenue,
               Phoenix Children's Hospital,
               Series A, 6.125% due 11/15/2022                                            NR/A2            965,640

  CALIFORNIA -- 4.9%
  1,000,000    California Health Facilities Finance
               Authority Revenue, Cedars-Sinai
               Medical Center, Series A,
               6.125% due 12/1/2024                                                       NR/A2            975,150

  COLORADO -- 4.9%
  1,000,000    Interlocken Metropolitan District
               Colorado Reference, Series A,
               5.750% due 12/15/2019                                                      AA/NR            977,500

  CONNECTICUT -- 4.9%
  1,000,000    Connecticut State General
               Obligations, Series B,
               5.500% due 11/1/2018                                                      AA/Aa3            984,600

  ILLINOIS -- 4.8%
  1,000,000   Chicago Illinois Board of
              Education, Chicago School
              Reform, AMBAC Insured,
              5.750% due 12/1/2027                                                      AAA/Aaa           967,210

  INDIANA -- 4.7%
  1,000,000   Indianapolis Indiana Industrial
              Letter of Credit, Public
              Improvement Board, Series E,
              5.750% due 2/1/2029                                                         AA/NR           945,600

  KANSAS -- 4.8%
  1,000,000   Wichita Kansas Hospital Revenue
              Reference, Facilities Improvement,
              Series XI, 6.250% due 11/15/2024                                            A+/NR           971,280

  MASSACHUSETTS -- 4.9%
  1,000,000   Massachusetts State Port Authority
              Revenue, Series C,
              5.750% due 7/1/2029                                                       AA-/Aa3           978,460

  NEVADA -- 5.1%
  1,000,000  Clark County Nevada School
             District Building & Renovation,
             Series B, FGIC Insured,
             5.750% due 6/15/2002                                                       AAA/Aaa        1,017,280

  NEW HAMPSHIRE -- 5.0%
  1,000,000  Manchester New Hampshire
             Housing & Redevelopment
             Authority Revenue, Series A,
             5.750% due 1/1/2008                                                         A/Baa3          995,010

  NEW YORK -- 13.8%
  1,000,000  New York New York General
             Obligations, Series H,
             5.000% due 3/15/2029                                                         A-/A3          841,330
  1,000,000  New York State Mortgage Agency
             Revenue AMT, Homeowner Mortgage,
             Series 88, 6.250% due 4/1/2030                                              NR/Aa1        1,010,620
  1,000,000  New York State Urban Development
             Corp., Subordinate Lien Corporate
             Purpose, 5.600% due 7/1/2026                                                  A/A2          931,120
                                                                                                     ------------
                                                                                                       2,783,070
  OKLAHOMA -- 9.8%
  $1,000,000 Oklahoma State Industrial
             Authority Revenue Reference,
             Health System Obligation Group,
             Series A, MBIA Insured,
             6.000% due 8/15/2019                                                       AAA/Aaa        1,001,930
   1,000,000 Payne County Oklahoma Economic
             Development Authority,
             Student Housing Revenue,
             Collegiate Housing Foundation,
             Series A, 6.375% due 6/1/2030                                              NR/Baa3          961,210
                                                                                                     ------------
                                                                                                       1,963,140
  PENNSYLVANIA -- 5.0%
  1,000,000  Allegheny County Pennsylvania
             Port Authority Special Revenue,
             MBIA Insured,
             6.000% due 3/1/2024                                                        AAA/Aaa        1,009,890

  TEXAS -- 4.8%
  1,000,000  Laredo Texas Independent School
             District, General Obligations,
             PSF Guaranteed,
             5.500% due 8/1/2020                                                        AAA/Aaa          963,840

  1,250,000  Virgin Islands Public Finance
             Authority Revenue, Gross Receipts
             Taxes Loan, Series A,
             6.125%  due 10/1/2029                                                         A/NR        1,239,825

  WASHINGTON -- 4.3%
  1,000,000  Seattle Washington Municipal
             Light & Power Revenue,
             Series B, MBIA Insured,
             5.000% due 6/1/2024                                                        AAA/Aaa          862,580

  TOTAL MUNICIPAL SECURITIES
                (Cost -- $19,718,279)                                                                $19,558,655

  REPURCHASE AGREEMENT -- 2.5%

       509,000  State Street Bank & Trust Co., 5.740% due 5/1/2000; Proceeds at
                maturity -- $509,243; (Fully collateralized by Federal Home Loan
                Bank, 6.390% due 2/7/2001, Market value -- $520,954) (Cost --
                $509,000)                                                                             $  509,000

  TOTAL INVESTMENTS -- 100.0%
                (Cost -- $20,227,279)(2)                                                             $20,067,655


   1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

   2. Aggregate cost for Federal income tax purposes is substantially the same.

      AMBAC -- American Municipal Bond Assurance Corp.

      AMT -- Alternative Minimum Tax

      FGIC -- Financial Guaranty Insurance Corp.

      MBIA -- Municipal Bond Insurance Association Corp.

      PSF -- Permanent School Fund

  See Notes to Financial Statements.


            ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000     29

APRIL 30, 2000 (UNAUDITED)

BOND RATINGS


All ratings are by Standard & Poor's Rating Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). The definitions of the applicable rating symbol are set forth below:

Standard & Poor's applies indicators "+" and " - " to its rating categories. The indicators show relative standing within the major rating categories.

AAA - Highest grade debts in which capacity to pay interest and repay principal is extremely strong.

AA  -   High-grade debts having a very strong capacity to pay interest and repay principal.

A - Upper medium grade debts that have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB - Debts having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB,B, - Debts rated in these categories are predominantly speculative with CCC, CC respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Aaa - Debts judged to be the best quality and carry the smallest degree of investment risk.

Aa  - Debts judged to be of high quality by all standards.

A   - Debts possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa - Debts are considered to be medium grade obligations, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Debts rated in this category are judged to have speculative elements, their future cannot be considered as well assured.

B - Debts rated in this category generally lack characteristics of the desirable investment.

Caa - Debts in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

NR -  Indicates that the bond is not rated by Standard & Poor's or Moody's.





30  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

Financial Highlights
ING INTERNET FUND

For a share of beneficial interest outstanding           Class A Shares(1)                Class B Shares(1)
throughout each period:                              4/30/00(2)   10/31/99             4/30/00(2)   10/31/99

Net asset value per share, beginning of period       $12.67      $10.00                 $12.63       $10.00

From investment operations:
  Net investment loss                                 (0.12)      (0.03)                 (0.16)       (0.03)
  Net realized and unrealized gain(3)                  5.37        2.70                   5.34         2.66
                                                     ------      ------                 ------       ------
  Total from investment operations                     5.25        2.67                   5.18         2.63
                                                     ------      ------                 ------       ------
Distributions paid from capital gain                  (0.23)        --                 (0.23)           --
                                                     ------      ------                 ------       ------
Net asset value per share, end of period             $17.69      $12.67                 $17.58       $12.63

NET ASSETS, END OF PERIOD (in thousands)            $88,783     $35,798                $55,311      $14,869

Total investment return at net asset value(4,5)       41.20%     26.70%                 40.77%       26.30%
Ratios to average net assets:(6)
  Net expenses                                         1.39%      1.54%                  2.03%        2.17%
  Gross expenses                                       2.78%      3.35%                  3.02%        3.75%
  Net investment loss                                 -1.22%     -1.15%                 -1.87%       -1.88%
Portfolio turnover rate(5)                            53.04%     22.08%                 53.04%       22.08%



For a share of beneficial interest outstanding               Class C Shares(1)             Class X Shares(1)
throughout each period:                                    4/30/00(2)   10/31/99       4/30/00(2)     10/31/99

Net asset value per share, beginning of period              $12.63       $10.00            $12.63    $10.00

From investment operations:
  Net investment loss                                        (0.15)       (0.03)            (0.14)    (0.04)
  Net realized and unrealized gain(3)                         5.34         2.66              5.33      2.67
                                                            ------       ------            ------    ------
  Total from investment operations                            5.19         2.63              5.19      2.63
                                                            ------       ------            ------    ------
Distributions paid from capital gain                        (0.23)           --            (0.23)        --
                                                            ------       ------            ------    ------
Net asset value per share, end of period                    $17.59       $12.63            $17.59    $12.63
NET ASSETS, END OF PERIOD (in thousands)                   $27,629       $5,290            $4,680    $1,060

Total investment return at net asset value(4,5)             40.85%       26.30%            40.85%    26.30%
Ratios to average net assets:(6)
  Net expenses                                               2.03%        2.18%             2.03%     2.17%
  Gross expenses                                             3.01%        3.79%             3.02%     3.65%
  Net investment loss                                       -1.86%       -1.88%            -1.87%    -1.85%
Portfolio turnover rate(5)                                  53.04%       22.08%            53.04%    22.08%


1. Commenced operations on July 1, 1999. 2. Unaudited. 3. Includes gains and losses on foreign currency transactions. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 43.67% for the six months ended 4/30/00 and 28.83% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized.
6. Annualized.


FINANCIAL HIGHLIGHTS
ING SMALL CAP GROWTH FUND


  For a share of beneficial interest outstanding               Class A Shares(1)             Class B Shares(1)
  throughout each period:                                   4/30/00(3)   10/31/99           4/30/00(3)   10/31/99

  Net asset value per share, beginning of period              $11.32     $10.00               $11.26     $10.00

  From investment operations:
    Net investment loss                                        (0.06)     (0.08)               (0.07)     (0.08)
    Net realized and unrealized gain                            4.51       1.40                 4.44       1.34
                                                              ------     ------               ------     ------
    Total from investment operations                            4.45       1.32                 4.37       1.26
                                                              ------     ------               ------     ------
  Distributions paid from investment income                       --         --                   --         --
                                                              ------     ------               ------     ------
  Net asset value per share, end of period                    $15.77     $11.32               $15.63     $11.26

  NET ASSETS, END OF PERIOD (in thousands)                   $46,793    $29,860               $2,804       $761

  Total investment return at net asset value(4,5)             39.31%     13.20%               38.81%     12.60%
  Ratios to average net assets:(6)
    Net expenses                                               1.35%      1.34%                2.00%      1.99%
    Gross expenses                                             2.39%      2.67%                2.63%      2.97%
    Net investment loss                                       -0.77%     -0.89%               -1.35%     -1.64%
  Portfolio turnover rate(5)                                 171.75%    139.12%              171.75%    139.12%




  For a share of beneficial interest outstanding            Class C Shares(1)              Class X Shares(2)
  throughout each period:                                  4/30/00(3)   10/31/99           4/30/00(3)     10/31/99

  Net asset value per share, beginning of period             $11.26     $10.00               $11.27       $11.24

  From investment operations:
    Net investment loss                                       (0.08)     (0.08)               (0.08)       (0.09)
    Net realized and unrealized gain                           4.45       1.34                 4.45         0.12
                                                            -------     ------               ------       ------
    Total from investment operations                           4.37       1.26                 4.37         0.03
                                                            -------     ------               ------       ------
  Distributions paid from investment income                      --         --                   --           --
                                                            -------     ------               ------       ------
  Net asset value per share, end of period                   $15.63     $11.26               $15.64       $11.27
NET ASSETS, END OF PERIOD (in thousands)                     $2,657       $423               $1,578         $572

  Total investment return at net asset value(4,5)            38.81%     12.60%               38.78%        0.27%
  Ratios to average net assets:(6)
    Net expenses                                              2.00%      1.99%                2.00%        1.99%
    Gross expenses                                            2.63%      3.01%                2.63%        2.97%
    Net investment loss                                      -1.35%     -1.66%               -1.38%       -1.64%
  Portfolio turnover rate(5)                                171.75%    139.12%              171.75%      139.12%


  1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Unaudited. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 41.55% for the six months ended 4/30/00 and 2.27% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.

            ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000     31

Financial Highlights
ING FOCUS FUND


  For a share of beneficial interest outstanding               Class A Shares(1)               Class B Shares(1)
  throughout each period:                                 4/30/00(3)   10/31/99             4/30/00(3)   10/31/99

  Net asset value per share, beginning of period           $12.54        $10.00               $12.48     $10.00

  From investment operations:
    Net investment loss                                      (0.01)      (0.02)               (0.04)     (0.03)
    Net realized and unrealized gain                          1.50         2.56                 1.48       2.51
                                                           -------      -------              -------     ------
    Total from investment operations                          1.49         2.54                 1.44       2.48
                                                           -------      -------              -------     ------
  Distributions paid from capital gain                       (0.42)          --               (0.42)         --
                                                           -------      -------              -------     ------
  Net asset value per share, end of period                  $13.61       $12.54               $13.50     $12.48

  NET ASSETS, END OF PERIOD (in thousands)                 $55,362      $35,783               $4,496     $2,984

  Total investment return at net asset value(4,5)           12.03%       25.40%               11.68%     24.80%
  Ratios to average net assets:(6)
    Net expenses                                             1.38%        1.34%                2.03%      1.99%
    Gross expenses                                           2.43%        2.60%                2.68%      2.92%
    Net investment loss                                     -0.09%       -0.25%               -0.73%     -0.88%
  Portfolio turnover rate(5)                                40.67%       95.71%               40.67%     95.71%

  For a share of beneficial interest outstanding            Class C Shares(1)                Class X Shares(2)
  throughout each period:                                4/30/00(3)   10/31/99           4/30/00(3)     10/31/99

  Net asset value per share, beginning of period           $12.47     $10.00               $12.46       $10.85

  From investment operations:
    Net investment loss                                    (0.04)     (0.03)               (0.04)       (0.05)
    Net realized and unrealized gain                         1.47       2.50                 1.48         1.66
                                                          -------    -------              -------       ------
    Total from investment operations                         1.43       2.47                 1.44         1.61
                                                          -------    -------              -------       ------
  Distributions paid from capital gain                     (0.42)         --               (0.42)           --
                                                          -------    -------              -------       ------
  Net asset value per share, end of period                 $13.48     $12.47               $13.48       $12.46

  NET ASSETS, END OF PERIOD (in thousands)                 $2,312       $976               $1,833       $1,116

  Total investment return at net asset value(4,5)          11.60%     24.70%               11.70%       14.84%
  Ratios to average net assets:(6)
    Net expenses                                            2.03%      1.99%                2.02%        2.00%
    Gross expenses                                          2.68%      2.92%                2.67%        2.89%
    Net investment loss                                    -0.73%     -0.87%               -0.72%       -0.92%
  Portfolio turnover rate(5)                               40.67%     95.71%               40.67%       95.71%



  1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 12, 1999. 3. Unaudited. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 13.93% for the six months ended 4/30/00 and 17.14% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.


Financial Highlights
ING MID CAP GROWTH FUND


  For a share of beneficial interest outstanding               Class A Shares(1)        Class B Shares(1)       Class C Shares(1)
  throughout each period:                                    4/30/00(4)   10/31/99    4/30/00(4)   10/31/99   4/30/00(4)   10/31/99

  Net asset value per share, beginning of period              $10.39     $10.00        $10.33     $10.00       $10.33     $10.00

  From investment operations:
    Net investment loss                                       (0.06)     (0.03)        (0.07)     (0.05)       (0.07)     (0.06)
    Net realized and unrealized gain (loss)                     2.81       0.42          2.76       0.38         2.76       0.39
                                                             -------    -------        ------     ------       ------     ------
    Total from investment operations                            2.75       0.39          2.69       0.33         2.69       0.33
                                                             -------    -------        ------     ------       ------     ------
  Distributions paid from investment income                      --         --            --         --           --         --
                                                             -------    -------        ------     ------       ------     ------
  Net asset value per share, end of period                    $13.14     $10.39        $13.02     $10.33       $13.02     $10.33

  NET ASSETS, END OF PERIOD (in thousands)                   $36,975    $28,042        $1,456       $653         $926       $391

  Total investment return at net asset value(6,7)             26.47%      3.90%        26.04%      3.30%       26.04%      3.30%
  Ratios to average net assets:(8)
    Net expenses                                               1.40%      1.35%         2.05%      1.99%        2.05%      1.99%
    Gross expenses                                             2.49%      2.68%         2.73%      2.82%        2.73%      2.82%
    Net investment loss                                       -1.01%     -0.35%        -1.68%     -1.42%       -1.68%     -1.45%
  Portfolio turnover rate(7)                                  43.07%     41.27%        43.07%     41.27%       43.07%     41.27%


  For a share of beneficial interest outstanding               Class I Shares(2)               Class X Shares(3)
  throughout each period:                                    4/30/00(5)   10/31/99           4/30/00(4)     10/31/99

  Net asset value per share, beginning of period                 N/A     $10.27               $10.33       $10.53

  From investment operations:
    Net investment loss                                          N/A     (0.01)               (0.08)       (0.07)
    Net realized and unrealized gain (loss)                      N/A       0.14                 2.77       (0.13)
                                                             -------     ------               ------      ------
    Total from investment operations                             N/A       0.13                 2.69       (0.20)
                                                             -------     ------               ------      ------
  Distributions paid from investment income                      N/A        --                   --           --
                                                             -------     ------               ------      ------
  Net asset value per share, end of period                       N/A     $10.40               $13.02       $10.33

  NET ASSETS, END OF PERIOD (in thousands)                       N/A       $416                 $503         $333

  Total investment return at net asset value(6,7)                N/A       1.27%               26.04%       -1.90%
  Ratios to average net assets:(8)
    Net expenses                                                 N/A      0.80%                2.05%        1.99%
    Gross expenses                                               N/A      1.56%                2.74%        2.82%
    Net investment loss                                          N/A     -0.24%               -1.66%       -1.38%
  Portfolio turnover rate(7)                                     N/A     41.27%               43.07%       41.27%


  1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on July 29, 1999. 3. Class X shares commenced offering on January 19, 1999. 4. Unaudited. 5. Class I Shares were fully redeemed on December 29, 1999. 6. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 28.56% for the six months ended 4/30/00 and 0.06% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 7. Not annualized. 8. Annualized.

32  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

FINANCIAL HIGHLIGHTS
ING LARGE CAP GROWTH FUND

  For a share of beneficial interest outstanding               Class A Shares(1)        Class B Shares(1)        Class C Shares(1)
  throughout each period:                                  4/30/00(4)   10/31/99    4/30/00(4)   10/31/99      4/30/00(4)   10/31/99

  Net asset value per share, beginning of period             $11.80     $10.00        $11.75       $10.00       $11.74     $10.00

  From investment operations:
    Net investment loss                                       (0.03)     (0.04)        (0.07)       (0.04)       (0.07)     (0.03)
    Net realized and unrealized gain                           1.27       1.84          1.26         1.79         1.26       1.77
                                                             ------     ------        ------       ------       ------     ------
    Total from investment operations                           1.24       1.80          1.19         1.75         1.19       1.74
                                                             ------     ------        ------       ------       ------     ------
  Distributions paid from investment income                      --         --            --           --           --         --
                                                             ------     ------        ------       ------       ------     ------
  Net asset value per share, end of period                   $13.04     $11.80        $12.94       $11.75       $12.93     $11.74

  NET ASSETS, END OF PERIOD (in thousands)                  $57,889    $37,517        $6,631       $3,900      $15,757    $10,692

  Total investment return at net asset value(5,6)             10.51%     18.00%        10.13%       17.50%       10.14%     17.40%
  Ratios to average net assets:(7)
    Net expenses                                               1.28%      1.28%         1.93%        1.93%        1.93%      1.93%
    Gross expenses                                             2.17%      2.39%         2.42%        2.69%        2.43%      2.67%
    Net investment loss                                       -0.56%     -0.41%        -1.22%       -1.14%       -1.22%     -1.13%
  Portfolio turnover rate(6)                                  39.26%     61.71%        39.26%       61.71%       39.26%     61.71%

  For a share of beneficial interest outstanding              Class I Shares(2)                Class X Shares(3)
  throughout each period:                                   4/30/00(4)   10/31/99           4/30/00(4)     10/31/99

  Net asset value per share, beginning of period             $11.81     $11.12               $11.73       $10.82

  From investment operations:
    Net investment loss                                        0.00(8)    0.00(8)             (0.07)       (0.06)
    Net realized and unrealized gain                           1.27       0.69                 1.25         0.97
                                                             ------     ------               ------      -------
    Total from investment operations                           1.27       0.69                 1.18         0.91
                                                             ------     ------               ------      -------
  Distributions paid from investment income                      --         --                   --           --
                                                             ------     ------               ------      -------
  Net asset value per share, end of period                   $13.08     $11.81               $12.91       $11.73

  NET ASSETS, END OF PERIOD (in thousands)                     $130        $51               $6,806       $5,105

  Total investment return at net asset value(5,6)             10.75%      6.21%               10.06%        8.41%
  Ratios to average net assets:(7)
    Net expenses                                               0.72%      0.77%                1.93%        1.93%
    Gross expenses                                             1.17%      1.49%                2.43%        2.68%
    Net investment loss                                       -0.03%     -0.08%               -1.22%       -1.13%
  Portfolio turnover rate(6)                                  39.26%     61.71%               39.26%       61.71%




  1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on September 27, 1999. 3. Class X shares commenced offering on January 11, 1999. 4. Unaudited. 5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 12.26% for the six months ended 4/30/00 and 10.58% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized. 8. Amount represents less than $0.01.


FINANCIAL HIGHLIGHTS
ING TAX EFFICIENT EQUITY FUND

  For a share of beneficial interest outstanding                Class A Shares(1)            Class B Shares(1)
  throughout each period:                                  4/30/00(3)   10/31/99        4/30/00(3)   10/31/99

  Net asset value per share, beginning of period             $11.99     $10.00            $11.96     $10.00

  From investment operations:
    Net investment income (loss)                               0.03       0.04             (0.01)     (0.01)
    Net realized and unrealized gain                           1.04       1.95              1.05       1.97
                                                             ------     ------            ------     ------
    Total from investment operations                           1.07       1.99              1.04       1.96
                                                             ------     ------            ------     ------
  Distributions paid from investment income                   (0.05)        --             (0.03)        --
                                                             ------     ------            ------     ------
  Net asset value per share, end of period                   $13.01     $11.99            $12.97     $11.96

  NET ASSETS, END OF PERIOD (in thousands)                  $50,048    $45,714            $8,966     $7,059

  Total investment return at net asset value(4,5)             8.98%     19.90%             8.73%     19.60%
  Ratios to average net assets:(6)
    Net expenses                                              1.30%      1.28%             1.95%      1.95%
    Gross expenses                                            2.23%      2.40%             2.48%      2.66%
    Net investment income (loss)                              0.49%      0.49%            -0.16%     -0.14%
  Portfolio turnover rate(5)                                  7.84%      8.51%             7.84%      8.51%

  For a share of beneficial interest outstanding             Class C Shares(1)             Class X Shares(2)
  throughout each period:                               4/30/00(3)   10/31/99        4/30/00(3)     10/31/99

  Net asset value per share, beginning of period          $11.92     $10.00            $11.93       $11.08

  From investment operations:
    Net investment income (loss)                           (0.01)      0.00(7)          (0.01)       (0.01)
    Net realized and unrealized gain                        1.04       1.92              1.04         0.86
                                                           ------     ------             ------      ------
    Total from investment operations                        1.03       1.92              1.03         0.85
                                                          ------     ------             ------      ------
  Distributions paid from investment income                (0.07)        --              0.00(7)        --
                                                          ------     ------             ------      ------
  Net asset value per share, end of period                $12.88     $11.92            $12.96       $11.93

  NET ASSETS, END OF PERIOD (in thousands)                $3,402     $1,222            $3,054       $3,089

  Total investment return at net asset value(4,5)           8.64%     19.20%             8.66%        7.67%
  Ratios to average net assets:(6)
    Net expenses                                            1.93%      1.97%             1.95%        1.94%
    Gross expenses                                          2.46%      2.64%             2.49%        2.67%
    Net investment income (loss)                           -0.20%     -0.14%            -0.16%       -0.14%
  Portfolio turnover rate(5)                                7.84%      8.51%             7.84%        8.51%

  1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Unaudited. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 10.84% for the six months ended 4/30/00 and 9.82% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized. 7. Amount represents less than $0.01.






ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 33

FINANCIAL HIGHLIGHTS
ING GROWTH & INCOME FUND

For a share of beneficial interest outstanding         Class A Shares(1)            Class B Shares(1)
throughout each period:                            4/30/00(3)        10/31/99     4/30/00(3)     10/31/99
------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period    $    11.42       $    10.00     $    11.36    $    10.00

From investment operations:
    Net investment income (loss)                        0.00(7)          0.01          (0.03)        (0.03)
    Net realized and unrealized gain                    0.75             1.42           0.72          1.41
                                                  ----------       ----------     ----------    ----------
    Total from investment operations                    0.75             1.43           0.69          1.38
                                                  ----------       ----------     ----------    ----------
Distributions paid from:
    Capital gain                                       (0.03)              --          (0.03)           --
    Investment income                                  (0.01)           (0.01)            --         (0.02)
                                                  ----------       ----------     ----------    ----------
    Total distributions                                (0.04)           (0.01)         (0.03)        (0.02)
                                                  ----------       ----------     ----------    ----------
Net asset value per share, end of period          $    12.13       $    11.42     $    12.02    $    11.36


NET ASSETS, END OF PERIOD (in thousands)          $   40,827       $   34,964     $    1,900    $    1,132

Total investment return at net asset value(4,5)         6.52%           14.34%          6.04%        13.79%
Ratios to average net assets:(6)
    Net expenses                                        1.31%            1.28%          1.96%         1.93%
    Gross expenses                                      2.27%            2.37%          2.52%         2.67%
    Net investment income (loss)                      -0.01%             0.14%        -0.66%        -0.61%
Portfolio turnover rate(5)                             27.46%           32.44%         27.46%        32.44%

For a share of beneficial interest outstanding        Class C Shares(1)          Class X Shares(2)
throughout each period:                            4/30/00(3)    10/31/99      4/30/00(3)     10/31/99
------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period    $    11.38    $    10.00    $    11.35    $    10.67

From investment operations:
    Net investment income (loss)                       (0.03)        (0.02)        (0.04)        (0.03)
    Net realized and unrealized gain                    0.72          1.40          0.74          0.72
                                                  ----------    ----------    ----------    ----------
    Total from investment operations                    0.69          1.38          0.70          0.69
                                                  ----------    ----------    ----------    ----------
Distributions paid from:
    Capital gain                                       (0.03)           --         (0.03)           --
    Investment income                                     --          0.00(7)         --         (0.01)
                                                  ----------    ----------    ----------    ----------
    Total distributions                                (0.03)         0.00(7)      (0.03)        (0.01)
                                                  ----------    ----------    ----------    ----------
Net asset value per share, end of period          $    12.04    $    11.38    $    12.02    $    11.35

NET ASSETS, END OF PERIOD (in thousands)          $    1,680    $      855    $    1,943    $    1,470

Total investment return at net asset value(4,5)         6.03%        13.81%         6.14%         6.51%
Ratios to average net assets:(6)
    Net expenses                                        1.96%         1.93%         1.96%         1.93%
    Gross expenses                                      2.52%         2.68%         2.52%         2.66%
    Net investment income (loss)                      -0.67%        -0.61%        -0.66%        -0.59%
Portfolio turnover rate(5)                             27.46%        32.44%        27.46%        32.44%

1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 12, 1999. 3. Unaudited. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 8.26% for the six months ended 4/30/00 and 8.64% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized. 7. Amount represents less than $0.01.

FINANCIAL HIGHLIGHTS
ING HIGH YIELD BOND FUND

For a share of beneficial interest outstanding        Class A Shares(1)             Class B Shares(1)
throughout each period:                           4/30/00(3)       10/31/99      4/30/00(3)     10/31/99
-----------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period    $     9.96     $    10.00     $     9.96    $    10.00

From investment operations:(4)
  Net investment income                                 0.42           0.67           0.38          0.60
  Net realized and unrealized loss                     (0.19)         (0.04)         (0.18)        (0.05)
                                                  ----------     ----------     ----------    ----------
  Total from investment operations                      0.23           0.63           0.20          0.55
                                                  ----------     ----------     ----------    ----------
Distributions paid from:
  Capital gain                                         (0.06)            --          (0.06)           --
  Investment income                                    (0.42)         (0.67)         (0.39)        (0.59)
                                                  ----------     ----------     ----------    ----------
  Total distributions                                  (0.48)         (0.67)         (0.45)        (0.59)
                                                  ----------     ----------     ----------    ----------
Net asset value per share, end of period          $     9.71     $     9.96     $     9.71    $     9.96


NET ASSETS, END OF PERIOD (in thousands)          $   34,452     $   30,537     $    3,071    $    2,374

Total investment return at net asset value(5,6)         2.31%          6.37%          1.92%         5.57%
Ratios to average net assets:(7)
  Net expenses                                          1.03%          1.00%          1.78%         1.72%
  Gross expenses                                        2.18%          2.32%          2.43%         2.64%
  Net investment income                                 8.55%          7.53%          7.78%         6.90%
Portfolio turnover rate(6)                            232.93%        756.40%        232.93%       756.40%

For a share of beneficial interest outstanding       Class C Shares(1)        Class X Shares(2)
throughout each period:                            4/30/00(3)   10/31/99   4/30/00(3)      10/31/99
---------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period   $     9.96    $    10.00  $     9.95    $    10.02

From investment operations:(4)
  Net investment income                                0.38          0.62        0.39          0.58
  Net realized and unrealized loss                    (0.18)        (0.06)      (0.19)        (0.09)
                                                 ----------    ----------  ----------    ----------
  Total from investment operations                     0.20          0.56        0.20          0.49
                                                 ----------    ----------  ----------    ----------
Distributions paid from:
  Capital gain                                        (0.06)           --       (0.06)           --
  Investment income                                   (0.39)        (0.60)      (0.39)        (0.56)
                                                 ----------    ----------  ----------    ----------
  Total distributions                                 (0.45)        (0.60)      (0.45)        (0.56)
                                                 ----------    ----------  ----------    ----------
Net asset value per share, end of period         $     9.71    $     9.96  $     9.70    $     9.95


NET ASSETS, END OF PERIOD (in thousands)         $    1,356    $      776  $    1,006    $      865

Total investment return at net asset value(5,6)        1.92%         5.67%       1.93%         4.99%
Ratios to average net assets:(7)
  Net expenses                                         1.77%         1.73%       1.78%         1.74%
  Gross expenses                                       2.42%         2.66%       2.43%         2.66%
  Net investment income                                7.77%         7.01%       7.84%         7.11%
Portfolio turnover rate(6)                           232.93%       756.40%     232.93%       756.40%


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Unaudited. 4. Per share calculation is based on average number of shares outstanding during the period.
5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 3.97% for the six months ended 4/30/00 and 7.09% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized.

34  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

FINANCIAL HIGHLIGHTS
ING INTERMEDIATE BOND FUND

For a share of beneficial interest outstanding        Class A Shares(1)             Class B Shares(1)
throughout each period:                           4/30/00(3)       10/31/99      4/30/00(3)     10/31/99
---------------------------------------------------------------------------------------------------------

Net asset value per share, beginning of period    $     9.40     $    10.00     $     9.40    $    10.00

From investment operations:(4)
  Net investment income                                 0.30           0.45           0.26          0.40
  Net realized and unrealized loss                     (0.12)         (0.60)         (0.11)        (0.61)
                                                  ----------     ----------     ----------    ----------
  Total from investment operations                      0.18          (0.15)          0.15         (0.21)
                                                  ----------     ----------     ----------    ----------
Distributions paid from investment income              (0.30)         (0.45)         (0.27)        (0.39)
                                                  ----------     ----------     ----------    ----------
Net asset value per share, end of period          $     9.28     $     9.40     $     9.28    $     9.40


NET ASSETS, END OF PERIOD (in thousands)          $   29,187     $   32,013     $    1,469    $    1,958

Total investment return at net asset value(5,6)         1.96%        -1.46%           1.58%       -2.13%
Ratios to average net assets:(7)
  Net expenses                                          1.00%          0.96%          1.75%         1.70%
  Gross expenses                                        2.03%          2.12%          2.28%         2.39%
  Net investment income                                 6.48%          5.38%          5.69%         4.83%
Portfolio turnover rate(6)                            294.77%        431.50%        294.77%       431.50%

For a share of beneficial interest outstanding        Class C Shares(1)        Class X Shares(2)
throughout each period:                             4/30/00(3)   10/31/99   4/30/00(3)      10/31/99
----------------------------------------------------------------------------------------------------

Net asset value per share, beginning of period    $     9.40    $    10.00    $     9.40  $     9.87

From investment operations:(4)
  Net investment income                                 0.27          0.42          0.26        0.37
  Net realized and unrealized loss                     (0.12)        (0.63)        (0.11)      (0.48)
                                                  ----------    ----------    ----------  ----------
  Total from investment operations                      0.15         (0.21)         0.15       (0.11)
                                                  ----------    ----------    ----------  ----------
Distributions paid from investment income              (0.27)        (0.39)        (0.27)      (0.36)
                                                  ----------    ----------    ----------  ----------
Net asset value per share, end of period          $     9.28    $     9.40    $     9.28  $     9.40


NET ASSETS, END OF PERIOD (in thousands)          $    2,048    $    1,082    $      640  $    1,006

Total investment return at net asset value(5,6)         1.59%       -2.10%          1.58%     -1.07%
Ratios to average net assets:(7)
  Net expenses                                          1.74%         1.71%         1.75%       1.71%
  Gross expenses                                        2.28%         2.44%         2.28%       2.41%
  Net investment income                                 5.79%         4.94%         5.68%       4.90%
Portfolio turnover rate(6)                            294.77%       431.50%       294.77%     431.50%

1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Unaudited. 4. Per share calculation is based on average number of shares outstanding during the period.
5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 3.61% for the six months ended 4/30/00 and 0.91% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized.

FINANCIAL HIGHLIGHTS
ING NATIONAL TAX-EXEMPT BOND FUND

  For a share of beneficial interest outstanding          Class A Shares(1)   Class B Shares(1)   Class C Shares(1)
  throughout the period:                                      4/30/00(2)         4/30/00(2)          4/30/00(2)
-------------------------------------------------------------------------------------------------------------------
  Net asset value per share, beginning of period                 $10.00            $10.00            $10.00

  From investment operations(3):
    Net investment income                                          0.23              0.20              0.20
    Net realized and unrealized loss                              (0.19)            (0.21)            (0.19)
                                                                -------             -----             -----
    Total from investment operations                               0.04             (0.01)             0.01
                                                                -------             -----             -----
  Distributions paid from investment income                       (0.23)            (0.19)            (0.20)
                                                                -------             -----             -----
  Net asset value per share, end of period                        $9.81             $9.80             $9.81

  NET ASSETS, END OF PERIOD (in thousands)                      $20,211               $63               $63

  Total investment return at net asset value(4,5)                  0.49%           - 0.03%             0.10%
  Ratios to average net assets:(6)
    Net expenses                                                   0.96%             1.66%             1.69%
    Gross expenses                                                 2.19%             2.37%             2.39%
    Net investment income                                          5.02%             4.07%             4.17%
  Portfolio turnover rate(5)                                       9.89%             9.89%             9.89%

1. Commenced operations on November 8, 1999. 2. Unaudited. 3. Per share calculation is based on average number of shares outstanding during the period.
4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 35

APRIL 30, 2000 (UNAUDITED)

STATEMENTS OF ASSETS & LIABILITIES

                                                       ING                  ING                    ING                    ING
                                                    INTERNET             SMALL CAP                FOCUS                 MID CAP
                                                      FUND              GROWTH FUND               FUND                GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
  Investments in securities, at cost             $187,025,487          $44,540,097            $48,377,825            $27,941,801
                                                 ------------          -----------            -----------            -----------
  Investments in securities, at value            $171,292,545          $47,687,123            $56,250,307            $39,314,860
  Repurchase agreements, at value                   4,071,000            6,007,000              9,155,000                639,000
  Cash                                                106,546               56,040                  7,162                    914
  Receivable for investment securities sold               --                63,748                    --                 269,960
  Receivable for fund shares sold                   1,405,832               56,381                 28,350                 12,925
  Dividend and interest receivables                     1,947                3,487                 38,835                  4,041
  Prepaid expenses                                     21,251               21,358                 23,433                 20,852
                                                 ------------          -----------            -----------            -----------
  Total Assets                                    176,899,121           53,895,137             65,503,087             40,262,552


  LIABILITIES:

  Dividend payable                                        --                   --                     --                     --
  Payable for investment securities purchased             --                   --               1,410,587                362,625
  Management fee payable (Note 3)                      43,328               20,925                 25,959                 17,039
  Payable for fund shares redeemed                     99,049                  834                    --                     --
  Distribution fee payable (Note 3)                    58,821                7,590                  9,564                  3,709
  Other accrued expenses                              295,138               33,318                 53,503                 19,487
                                                 ------------          -----------            -----------            -----------
  Total Liabilities                                   496,336               62,667              1,499,613                402,860


  NET ASSETS                                     $176,402,785          $53,832,470            $64,003,474            $39,859,692

  Composition of Net Assets:
     Par value of shares of beneficial interest  $     10,001          $     3,417            $     4,708            $     3,036
     Capital paid in excess of par value          153,469,953           37,822,545             53,587,957             30,786,190
     Accumulated net investment income (loss)      (1,371,697)            (232,545)               (46,566)              (176,722)
     Accumulated net realized gain (loss)          40,027,470           13,092,033              2,584,893             (2,125,871)
     Net unrealized appreciation (depreciation)
      of investments and foreign currencies       (15,732,942)           3,147,020              7,872,482             11,373,059


  NET ASSETS                                     $176,402,785          $53,832,470            $64,003,474            $39,859,692

  Class A Shares

     Net Assets                                  $ 88,783,180          $46,793,259            $55,362,016            $36,974,929
     Shares Outstanding                             5,018,199            2,966,321              4,067,524              2,814,388
     Net Asset Value Per Share
      (and redemption price)                           $17.69               $15.77                 $13.61                 $13.14
     Maximum Public Offering Price                     $18.77(1)            $16.73(1)              $14.44(1)              $13.94(1)

  Class B Shares

     Net Assets                                  $ 55,310,634          $ 2,803,532            $ 4,496,246            $ 1,456,418
     Shares Outstanding                             3,146,233              179,373                332,959                111,865
     Net Asset Value Per Share(3)                      $17.58               $15.63                 $13.50                 $13.02

  Class C Shares

     Net Assets                                  $ 27,628,918          $ 2,657,362            $ 2,311,852            $   925,628
     Shares Outstanding                             1,570,356              170,012                171,443                 71,106
     Net Asset Value Per Share(4)                      $17.59               $15.63                 $13.48                 $13.02

  Class I Shares

     Net Assets                                           --                   --                     --                     --
     Shares Outstanding                                   --                   --                     --                     --
     Net Asset Value Per Share (and redemption price)     --                   --                     --                     --

  Class X Shares

     Net Assets                                  $  4,680,053          $ 1,578,317            $ 1,833,360            $   502,717
     Shares Outstanding                               265,996              100,903                136,024                 38,622
     Net Asset Value Per Share(3)                      $17.59               $15.64                 $13.48                 $13.02


1. Maximum offering price per share is net asset value divided by 94.25%.

2. Maximum offering price per share is net asset value divided by 95.25%.

3. Redemption price is net asset value per share of Class B and X shares reduced by a 5.00% CDSL if shares are redeemed within one year from purchase (See Note
3).

4. Redemption price is net asset value per share of Class C shares reduced by a 1.00% CDSL if shares are redeemed within one year from purchase (See Note 3).

See Notes to Financial Statements.

36  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

      ING                    ING                     ING                     ING                     ING                ING NATIONAL
   LARGE CAP            TAX EFFICIENT             GROWTH &               HIGH YIELD             INTERMEDIATE             TAX-EXEMPT
  GROWTH FUND            EQUITY FUND             INCOME FUND              BOND FUND               BOND FUND               BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

$72,481,150             $48,965,611             $38,573,594             $39,169,643             $36,361,220            $19,718,279
-----------             -----------             -----------             -----------             -----------            -----------
$84,236,334             $59,665,598             $45,086,047             $38,121,378             $35,435,535            $19,558,655
  2,955,000               5,879,000               1,250,000               1,276,000               1,336,000                509,000
     12,456                     152                   4,604                   4,210                  12,119                    959
        --                      --                  447,073                     --                      --                     --
     86,903                  12,820                  23,133                  19,592                     --                     --
     28,715                  46,995                  30,721                 831,886                 528,443                385,548
     26,121                  24,360                  21,452                  26,093                  27,878                  7,352
-----------             -----------             -----------             -----------             -----------            -----------
 87,345,529              65,628,925              46,863,030              40,279,159              37,339,975             20,461,514




        --                      --                      --                  295,085                 194,174                 84,931
        --                   40,969                 439,088                     --                  504,212                    --
     26,191                  21,338                  14,188                  10,652                   7,620                  2,099
      2,594                  25,913                  10,808                  40,834               3,250,064                    --
     18,009                  13,350                   7,376                   3,348                   2,644                     80
     85,973                  56,768                  41,158                  43,095                  36,488                 37,144
-----------             -----------             -----------             -----------             -----------            -----------
    132,767                 158,338                 512,618                 393,014               3,995,202                124,254


$87,212,762             $65,470,587             $46,350,412             $39,886,145             $33,344,773            $20,337,260


$     6,709             $     5,037             $     3,826             $     4,108             $     3,594            $     2,073
 75,225,281              53,835,854              39,962,136              41,198,302              35,802,069             20,709,954
   (301,130)                 52,366                 (25,441)                 20,101                  20,178                    --
    526,718                 877,343                (102,562)               (288,101)             (1,555,383)              (215,143)

 11,755,184              10,699,987               6,512,453              (1,048,265)               (925,685)              (159,624)


$87,212,762             $65,470,587             $46,350,412             $39,886,145             $33,344,773            $20,337,260



$57,889,016             $50,048,000             $40,826,957             $34,452,480             $29,187,140            $20,211,479
  4,440,866               3,845,681               3,366,848               3,548,389               3,145,788              2,060,483

     $13.04                  $13.01                  $12.13                   $9.71                   $9.28                  $9.81
     $13.84(1)               $13.80(1)               $12.87(1)               $10.19(2)                $9.74(2)             $10.30(2)



$ 6,630,824             $ 8,966,393             $ 1,900,455             $ 3,070,907             $ 1,469,415            $    63,114
    512,513                 691,359                 158,053                 316,274                 158,427                  6,441
     $12.94                  $12.97                  $12.02                   $9.71                   $9.28                  $9.80



$15,756,647             $ 3,401,856             $ 1,679,895             $ 1,356,416             $ 2,048,386            $    62,667
  1,218,589                 264,040                 139,518                 139,715                 220,739                  6,389
     $12.93                  $12.88                  $12.04                   $9.71                   $9.28                  $9.81



$   130,415                     --                      --                      --                      --                     --
      9,967                     --                      --                      --                      --                     --
     $13.08                     --                      --                      --                      --                     --



$ 6,805,860             $ 3,054,338             $ 1,943,105             $ 1,006,342             $   639,832                    --
    526,981                 235,696                 161,662                 103,730                  68,971                    --
     $12.91                  $12.96                  $12.02                   $9.70                   $9.28                    --

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 37

FOR THE PERIOD ENDED APRIL 30, 2000 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                                    ING                ING                ING
                                                                                 INTERNET           SMALL CAP            FOCUS
                                                                                   FUND            GROWTH FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
   Interest                                                                    $   150,074        $   130,830         $  175,588
   Dividend                                                                            --              17,729            185,765
   Less: foreign withholding tax                                                       --                (109)               --
                                                                               -----------        -----------         ----------

   Total income                                                                    150,074            148,450            361,353


   EXPENSES:
   Management fees (Note 3)                                                      1,114,272            253,475            278,600
   Distribution fees (Note 3)                                                      549,363            133,060            148,113
   Transfer agent fees (Note 3)                                                    515,536             74,613            102,002
   Shareholder services fees (Note 3)                                              222,884             63,361             69,652
   Fund accounting fees                                                             26,888             26,459             23,790
   Registration fees                                                                57,023             23,653             25,927
   Professional fees                                                                31,256             13,778             15,538
   Reports to shareholders                                                          29,353              6,807              8,255
   Custodian fees                                                                   20,229             10,694              7,143
   Other expenses                                                                   13,274              5,794              6,852
                                                                               -----------        -----------         ----------
   Total expenses                                                                2,580,078            611,694            685,872
                                                                               -----------        -----------         ----------
   Expenses waived and reimbursed by Manager and Distributor (Note 3)           (1,071,145)          (252,192)          (277,953)
                                                                               -----------        -----------         ----------
   Net expenses                                                                  1,508,933            359,502            407,919

   NET INVESTMENT INCOME (LOSS)                                                 (1,358,859)          (211,052)           (46,566)
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      AND FOREIGN CURRENCIES (NOTE 4):
   Realized gain (loss) from:
      Security transactions                                                     40,381,361         14,672,309          2,620,962
      Foreign currency transactions                                                (12,838)           (21,493)               --

   NET REALIZED GAIN (LOSS)                                                     40,368,523         14,650,816          2,620,962
   Net change in unrealized appreciation (depreciation) from:
      Investments                                                              (25,482,307)        (2,204,907)         2,523,298
      Foreign Currencies                                                               --                  (6)               --

   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (25,482,307)        (2,204,913)         2,523,298
   Net realized and unrealized gain (loss) on investments and
     foreign currencies                                                         14,886,216         12,445,903          5,144,260

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $13,527,357        $12,234,851         $5,097,694


1. Commenced operations on November 8, 1999.

See Notes to Financial Statements.


38  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

     ING                ING                ING                ING                ING                ING           ING NATIONAL
   MID CAP           LARGE CAP        TAX EFFICIENT        GROWTH &          HIGH YIELD        INTERMEDIATE        TAX-EXEMPT
 GROWTH FUND        GROWTH FUND        EQUITY FUND        INCOME FUND         BOND FUND          BOND FUND          BOND FUND(1)
--------------------------------------------------------------------------------------------------------------------------------

$   27,795         $   73,407        $   203,021         $   29,700         $1,876,943         $1,402,134           $573,777
    39,347            200,033            339,645            243,600               --                  --                 --
       --                 --                 --                 --                 --                 --                 --
----------         ----------        -----------         ----------         ----------         ----------           --------
    67,142            273,440            542,666            273,300          1,876,943          1,402,134            573,777



   169,523            287,578            243,229            157,560            127,371             93,805             47,715
    86,879            223,887            168,590            110,832            104,481             99,764             50,103
    51,264            151,797            115,294             75,170             67,481             62,860             27,963
    42,258             95,759             76,022             52,521             48,982             46,888             24,002
    23,556             27,403             26,118             27,296             26,290             26,265             24,764
    19,776             29,743             23,912             22,728             22,111             23,100             10,051
    12,224             16,931             15,846             13,299             14,072             13,102             10,756
     4,609             11,130             10,927              6,838              7,257              7,618              4,353
     6,915              9,730              7,255              9,192              8,667              6,278              6,562
     6,040             12,355              8,221              7,031              6,665              6,814              3,845
----------         ----------        -----------         ----------         ----------         ----------           --------
   423,044            866,313            695,414            482,467            433,377            386,494            210,114
----------         ----------        -----------         ----------         ----------         ----------           --------
  (179,180)          (291,743)          (257,447)          (191,529)          (212,279)          (181,356)          (117,391)
----------         ----------        -----------         ----------         ----------         ----------           --------
   243,864            574,570            437,967            290,938            221,098            205,138             92,723

  (176,722)          (301,130)           104,699            (17,638)         1,655,845          1,196,996            481,054



   (48,912)         1,923,598            884,695           (102,313)          (116,961)          (316,413)          (215,143)
       --                 --                 --                 --                 --                 --                 --

   (48,912)         1,923,598            884,695           (102,313)          (116,961)          (316,413)          (215,143)

 8,180,346          4,473,912          4,288,454          2,619,854           (774,690)          (205,053)          (159,624)
       --                 --                 --                 --                 --                 --                 --

 8,180,346          4,473,912          4,288,454          2,619,854           (774,690)          (205,053)          (159,624)

 8,131,434          6,397,510          5,173,149          2,517,541           (891,651)          (521,466)          (374,767)

$7,954,712         $6,096,380         $5,277,848         $2,499,903           $764,194           $675,530           $106,287

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 39

STATEMENTS OF CHANGES IN NET ASSETS

                                         ING INTERNET FUND                  ING SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------
                              Six Months Ended                         Six Months Ended
                                April 30, 2000        Period Ended       April 30, 2000          Period Ended
                                   (Unaudited)    October 31, 1999(1)        (Unaudited)   October 31, 1999(2)
                              ------------------------------------     ---------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
  Net investment income (loss)   $  (1,358,859)   $  (120,597)          $  (211,052)           $  (226,461)
  Net realized gain (loss) on
     investments and foreign
     currencies                     40,368,523      1,376,324            14,650,816             (1,580,276)
  Net change in unrealized
      appreciation
     (depreciation)                (25,482,307)     9,749,365            (2,204,913)             5,351,933
                                 -------------    -----------           -----------            -----------
  NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS      13,527,357     11,005,092            12,234,851              3,545,196
                                 -------------    -----------           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income
     Class A shares                        --             --                    --                     --
     Class B shares                        --             --                    --                     --
     Class C shares                        --             --                    --                     --
     Class I shares                        --             --                    --                     --
     Class X shares                        --             --                    --                     --
                                 -------------    -----------           -----------            -----------
                                           --             --                    --                     --
                                 -------------    -----------           -----------            -----------
  Capital Gain
     Class A shares                   (919,293)           --                    --                     --
     Class B shares                   (449,840)           --                    --                     --
     Class C shares                   (222,063)           --                    --                     --
     Class I shares                        --             --                    --                     --
     Class X shares                    (30,566)           --                    --                     --
                                 -------------    -----------           -----------            -----------
                                    (1,621,762)           --                    --                     --
                                 -------------    -----------           -----------            -----------
  TOTAL DISTRIBUTIONS PAID          (1,621,762)           --                    --                     --
                                 -------------    -----------           -----------            -----------

  CAPITAL SHARE TRANSACTIONS
   (NOTE 8):
  Net proceeds from sale of
   shares
     Class A shares                 99,799,008     31,032,102            17,447,076             27,733,436
     Class B shares                 58,311,437     12,538,049             2,368,154                720,182
     Class C shares                 29,079,406      4,757,431             2,295,709                388,119
     Class I shares                        --             --                    --                     --
     Class X shares                  4,127,373        855,683               914,090                533,637
                                 -------------    -----------           -----------            -----------
                                   191,317,224     49,183,265            23,025,029             29,375,374
                                 -------------    -----------           -----------            -----------

  Dividend reinvestments
     Class A shares                    835,449            --                    --                     --
     Class B shares                    429,318            --                    --                     --
     Class C shares                    214,873            --                    --                     --
     Class I shares                        --             --                    --                     --
     Class X shares                     29,986            --                    --                     --
                                 -------------    -----------           -----------            -----------
                                     1,509,626            --                    --                     --
                                 -------------    -----------           -----------            -----------

  Cost of shares repurchased
     Class A shares                (60,120,994)    (2,306,139)          (12,409,947)            (1,281,046)
     Class B shares                (18,372,693)      (458,465)             (405,035)               (14,674)
     Class C shares                 (6,407,859)      (408,839)             (184,741)                (2,855)
     Class I shares                        --             --                    --                     --
     Class X shares                   (444,578)        (6,000)              (44,598)               (12,227)
                                 -------------    -----------           -----------            -----------
                                   (85,346,124)    (3,179,443)          (13,044,321)            (1,310,802)
                                 -------------    -----------           -----------            -----------
  NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE
     TRANSACTIONS                  107,480,726     46,003,822             9,980,708             28,064,572

  INCREASE IN NET ASSETS           119,386,321     57,008,914            22,215,559             31,609,768

  NET ASSETS:
  Beginning of period               57,016,464          7,550            31,616,911                  7,143

  END OF PERIOD*                  $176,402,785    $57,016,464           $53,832,470            $31,616,911

*Including net undistributed
  (over-distributed) investment
  income of:                     $  (1,371,697)   $       --           $   (232,545)           $       --

                                          ING FOCUS FUND
----------------------------------------------------------------------
                                Six Months Ended
                                  April 30, 2000         Period Ended
                                      (Unaudited)  October 31, 1999(2)
                                --------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
  Net investment income (loss)    $    (46,566)       $    (81,403)
  Net realized gain (loss) on
     investments and foreign
     currencies                      2,620,962           1,444,110
  Net change in unrealized
      appreciation
     (depreciation)                  2,523,298           5,349,184
                                  ------------        ------------
  NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS       5,097,694           6,711,891
                                  ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net investment income
     Class A shares                        --                  --
     Class B shares                        --                  --
     Class C shares                        --                  --
     Class I shares                        --                  --
     Class X shares                        --                  --
                                  ------------        ------------
                                           --                  --
                                  ------------        ------------
  Capital Gain
     Class A shares                 (1,230,581)                --
     Class B shares                   (109,671)                --
     Class C shares                    (39,894)                --
     Class I shares                        --                  --
     Class X shares                    (42,320)                --
                                  ------------        ------------
                                    (1,422,466)                --
                                  ------------        ------------
  TOTAL DISTRIBUTIONS PAID          (1,422,466)                --
                                  ------------        ------------

  CAPITAL SHARE TRANSACTIONS
   (NOTE 8):
  Net proceeds from sale of
   shares
     Class A shares                 20,095,545          30,105,049
     Class B shares                  1,837,692           3,195,205
     Class C shares                  1,603,291             963,946
     Class I shares                        --                  --
     Class X shares                    754,042           1,057,689
                                  ------------        ------------
                                    24,290,570          35,321,889
                                  ------------        ------------

  Dividend reinvestments
     Class A shares                  1,200,511                 --
     Class B shares                     89,753                 --
     Class C shares                     34,903                 --
     Class I shares                        --                  --
     Class X shares                     42,320                 --
                                  ------------        ------------
                                     1,367,487                 --
                                  ------------        ------------

  Cost of shares repurchased
     Class A shares                 (4,921,332)           (823,282)
     Class B shares                   (689,860)           (331,601)
     Class C shares                   (408,393)            (23,655)
     Class I shares                        --                  --
     Class X shares                   (169,098)             (3,513)
                                  ------------        ------------
                                    (6,188,683)         (1,182,051)
                                  ------------        ------------
  NET INCREASE IN NET ASSETS
     FROM CAPITAL SHARE
     TRANSACTIONS                   19,469,374          34,139,838

  INCREASE IN NET ASSETS            23,144,602          40,851,729

  NET ASSETS:
  Beginning of period               40,858,872               7,143

  END OF PERIOD*                   $64,003,474         $40,858,872

*Including net undistributed
  (over-distributed) investment
  income of:                       $   (46,566)        $     --

  1. Commenced operations on July 1, 1999.

  2. Commenced operations on December 15, 1998.


  See Notes to Financial Statements.


40              ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

         ING MID CAP GROWTH FUND                   ING LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
 Six Months Ended                          Six Months Ended
   April 30, 2000         Period Ended       April 30, 2000        Period Ended
      (Unaudited)   October 31, 1999(2)         (Unaudited)  October 31, 1999(2)
---------------------------------------  ---------------------------------------
   $  (176,722)     $     (91,208)       $  (301,130)           $  (182,682)


       (48,912)        (2,076,959)         1,923,598             (1,396,880)


     8,180,346          3,192,713          4,473,912              7,281,272
   -----------       ------------        -----------            -----------

     7,954,712          1,024,546          6,096,380              5,701,710
   -----------       ------------        -----------            -----------



           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
   -----------       ------------        -----------            -----------
           --                 --                 --                     --
   -----------       ------------        -----------            -----------

           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
   -----------       ------------        -----------            -----------
           --                 --                 --                     --
   -----------       ------------        -----------            -----------
           --                 --                 --                     --
   -----------       ------------        -----------            -----------



     1,784,736         27,612,489         22,021,893             33,983,244
       703,475            646,218          2,816,894              3,743,914
       413,997            385,487          5,396,071             10,475,479
        17,417            414,531             77,044                 49,138
        99,145            329,944          1,280,802              4,974,893
   -----------       ------------        -----------            -----------
     3,018,770         29,388,669         31,592,704             53,226,668
   -----------       ------------        -----------            -----------


           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
           --                 --                 --                     --
   -----------       ------------        -----------            -----------
           --                 --                 --                     --
   -----------       ------------        -----------            -----------


      (338,696)          (559,344)        (5,549,012)            (1,383,990)
      (112,197)            (9,976)          (552,267)               (44,163)
       (11,910)            (2,855)        (1,502,627)              (118,613)
      (465,744)            (3,267)            (4,998)                   --
       (21,499)            (8,660)          (132,832)              (123,341)
   -----------       ------------        -----------            -----------
      (950,046)          (584,102)        (7,741,736)            (1,670,107)
   -----------       ------------        -----------            -----------

     2,068,724         28,804,567         23,850,968             51,556,561

    10,023,436         29,829,113         29,947,348             57,258,271


    29,836,256              7,143         57,265,414                  7,143

   $39,859,692        $29,836,256        $87,212,762            $57,265,414



   $  (176,722)       $         --         $  (301,130)        $         --

      ING TAX EFFICIENT EQUITY FUND                   ING GROWTH & INCOME FUND
----------------------------------------------------------------------------------------
Six Months Ended                          Six Months Ended
April 30, 2000           Period Ended            April 30, 2000          Period Ended
    (Unaudited)    October 31, 1999(2)              (Unaudited)    October 31, 1999(2)
--------------------------------------    ----------------------------------------------
$   104,699        $    157,443              $    (17,638)        $     29,424


    884,695              (7,352)                 (102,313)              88,071


  4,288,454           6,411,533                 2,619,854            3,892,599
-----------        ------------              ------------         ------------

  5,277,848           6,561,624                 2,499,903            4,010,094
-----------        ------------              ------------         ------------



   (204,521)                --                    (22,892)             (36,973)
    (19,948)                --                        --                  (403)
     (8,313)                --                        --                   (75)
        --                  --                        --                   --
       (856)                --                        --                  (616)
-----------        ------------              ------------         ------------
   (233,638)                --                    (22,892)             (38,067)
-----------        ------------              ------------         ------------

        --                  --                    (78,779)                 --
        --                  --                     (3,062)                 --
        --                  --                     (2,720)                 --
        --                  --                        --                   --
        --                  --                     (3,759)                 --
-----------        ------------              ------------        ------------
        --                  --                    (88,320)                 --
-----------        ------------              ------------        ------------
   (233,638)                --                   (111,212)            (38,067)
-----------        ------------              ------------        ------------



  4,502,441          41,141,495                 4,336,640          31,362,914
  2,428,261           6,877,202                   902,885           1,118,285
  2,116,758           1,246,004                   998,882             830,860
        --                  --                        --                  --
    220,445           3,083,700                   453,835           1,487,100
-----------        ------------              ------------        ------------
  9,267,905          52,348,401                 6,692,242          34,799,159
-----------        ------------              ------------        ------------


    199,104                 --                    100,444              36,868
     19,625                 --                      3,016                 388
      8,257                 --                      2,633                  74
        --                  --                        --                  --
        856                 --                      3,759                 616
-----------        ------------              ------------        ------------
    227,842                 --                    109,852              37,946
-----------        ------------              ------------        ------------


 (4,307,348)         (1,419,922)                 (718,973)         (279,659)
 (1,214,906)           (156,928)                 (220,217)          (28,455)
   (126,440)            (46,936)                 (241,237)           (6,897)
        --                  --                        --                --
   (505,765)           (208,293)                  (80,609)          (80,601)
-----------        ------------              ------------        ------------
 (6,154,459)         (1,832,079)               (1,261,036)         (395,612)
-----------        ------------              ------------        ------------

  3,341,288          50,516,322                 5,541,058        34,441,493

  8,385,498          57,077,946                 7,929,749        38,413,520


 57,085,089               7,143                38,420,663             7,143

$65,470,587         $57,085,089               $46,350,412         $38,420,663



$    52,366         $   181,305                 $ (25,441)         $   15,089

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 41

STATEMENTS OF CHANGES IN NET ASSETS


                                                      ING HIGH YIELD                              ING INTERMEDIATE
                                                         BOND FUND                                   BOND FUND
------------------------------------------------------------------------------------------------------------------------------
                                            Six Months Ended        Six Months Ended      Period Ended
                                              April 30, 2000            Period Ended    April 30, 2000          Period Ended
                                                 (Unaudited)    October 31, 1999)(1)       (Unaudited)   October 31, 1999)(1)
                                            ----------------------------------------    -------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:

  Net investment income                          $ 1,655,845         $ 1,990,994          $ 1,196,996        $ 1,499,954
  Net realized gain (loss) on investments
     and foreign currencies                         (116,961)             42,709             (316,413)        (1,238,970)
  Net change in unrealized depreciation             (774,690)           (273,575)            (205,053)          (720,632)
                                                 -----------         -----------          -----------        -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                       764,194           1,760,128              675,530           (459,648)
                                                 -----------         -----------          -----------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                               (1,452,888)         (1,875,514)          (1,059,835)        (1,382,288)
     Class B shares                                 (120,654)            (65,719)             (57,659)           (54,075)
     Class C shares                                  (46,019)            (19,232)             (54,338)           (23,989)
     Class I shares                                      --                  --                   --                 --
     Class X shares                                  (36,284)            (30,529)             (25,164)           (39,602)
                                                 -----------         -----------          -----------        -----------
                                                  (1,655,845)         (1,990,994)          (1,196,996)        (1,499,954)
                                                 -----------         -----------          -----------        -----------
  Capital Gain
     Class A shares                                 (186,445)                --                   --                 --
     Class B shares                                  (16,236)                --                   --                 --
     Class C shares                                   (6,007)                --                   --                 --
     Class I shares                                      --                  --                   --                 --
     Class X shares                                   (5,161)                --                   --                 --
                                                 -----------         -----------          -----------        -----------
                                                    (213,849)                --                   --                 --
                                                 -----------         -----------          -----------        -----------
  TOTAL DISTRIBUTIONS PAID                        (1,869,694)         (1,990,994)          (1,196,996)        (1,499,954)
                                                 -----------         -----------          -----------        -----------

  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares
     Class A shares                                5,376,066          29,549,612            4,690,871         42,274,629
     Class B shares                                1,441,456           2,474,568            1,557,105          3,175,052
     Class C shares                                  748,797             784,122            1,378,361          1,097,966
     Class I shares                                      --                  --                   --                 --
     Class X shares                                  271,607             885,049              310,504          2,271,631
                                                 -----------         -----------          -----------        -----------
                                                   7,837,926          33,693,351            7,936,841         48,819,278
                                                 -----------         -----------          -----------        -----------

  Dividend reinvestments
     Class A shares                                1,299,323           1,855,772              855,158          1,366,772
     Class B shares                                   78,032              45,149               47,484             53,854
     Class C shares                                   32,887              17,932               40,985             23,450
     Class I shares                                      --                  --                   --                 --
     Class X shares                                   32,784              30,325               21,647             38,177
                                                 -----------         -----------          -----------        -----------
                                                   1,443,026           1,949,178              965,274          1,482,253
                                                 -----------         -----------          -----------        -----------

  Cost of shares repurchased
     Class A shares                               (1,811,240)           (693,436)          (7,931,529)        (9,831,107)
     Class B shares                                 (730,812)           (116,958)          (2,063,494)        (1,197,919)
     Class C shares                                 (162,537)            (19,911)            (416,272)           (11,653)
     Class I shares                                      --                  --                   --                 --
     Class X shares                                 (137,437)            (35,782)            (684,162)        (1,248,812)
                                                 -----------         -----------          -----------        -----------
                                                  (2,842,026)           (866,087)         (11,095,457)       (12,289,491)
                                                 -----------         -----------          -----------        -----------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                    6,438,926          34,776,442           (2,193,342)        38,012,040

  INCREASE (DECREASE) IN NET ASSETS                5,333,426          34,545,576           (2,714,808)        36,052,438
  NET ASSETS:
  Beginning of period                             34,552,719               7,143           36,059,581              7,143

  END OF PERIOD*                                 $39,886,145         $34,552,719          $33,344,773        $36,059,581

  *Including net undistributed
      investment income of:                      $    20,101         $    20,101          $    20,178        $    20,178

                                                ING NATIONAL
                                                 TAX-EXEMPT
                                                 BOND FUND
--------------------------------------------------------------

                                               April 30, 2000
                                                (Unaudited)(2)
                                               ---------------
  INCREASE (DECREASE) IN NET ASSETS:

  Net investment income                          $   481,054
  Net realized gain (loss) on investments
     and foreign currencies                         (215,143)
  Net change in unrealized depreciation             (159,624)
                                                 -----------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                       106,287
                                                 -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
     Class A shares                                 (477,962)
     Class B shares                                   (2,296)
     Class C shares                                     (796)
     Class I shares                                      --
     Class X shares                                      --
                                                 -----------
                                                    (481,054)
                                                 -----------
  Capital Gain
     Class A shares                                      --
     Class B shares                                      --
     Class C shares                                      --
     Class I shares                                      --
     Class X shares                                      --
                                                 -----------
                                                         --
                                                 -----------
  TOTAL DISTRIBUTIONS PAID                          (481,054)
                                                 -----------

  CAPITAL SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares
     Class A shares                               20,202,856
     Class B shares                                   81,017
     Class C shares                                   60,621
     Class I shares                                      --
     Class X shares                                      --
                                                 -----------
                                                  20,344,494
                                                 -----------

  Dividend reinvestments
     Class A shares                                  393,538
     Class B shares                                    1,084
     Class C shares                                       41
     Class I shares                                      --
     Class X shares                                      --
                                                 -----------
                                                     394,663
                                                 -----------

  Cost of shares repurchased
     Class A shares                                   (8,005)
     Class B shares                                  (24,115)
     Class C shares                                      (10)
     Class I shares                                      --
     Class X shares                                      --
                                                 -----------
                                                     (32,130)
                                                 -----------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                   20,707,027

  INCREASE (DECREASE) IN NET ASSETS               20,332,260
  NET ASSETS:
  Beginning of period                                  5,000

  END OF PERIOD*                                 $20,337,260

  *Including net undistributed
      investment income of:                              --


  1. Commenced operations on December 15, 1998.
  2. Commenced operations on November 8, 1999.


  See Notes to Financial Statements.


42                 ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

April 30, 2000 (unaudited)

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    ING Internet Fund, ING Small Cap Growth Fund, ING Focus Fund, ING Mid Cap Growth Fund, ING Large Cap Growth Fund, ING Tax Efficient Equity Fund, ING Growth & Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund and ING National Tax-Exempt Bond Fund are separate investment portfolios (the "Funds") of the ING Funds Trust (the "Trust"). The Trust was organized as a Delaware business trust on July 30, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Funds and seventeen other investment portfolios: the ING U.S. Treasury Money Market Fund, ING Money Market Fund, ING National Tax-Exempt Money Market Fund, ING International Bond Fund, ING Mortgage Income Fund, ING Stable Value Fund, ING Global Brand Names Fund, ING International Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Value Fund, ING Global Information Technology Fund, ING Global Communications Fund, ING Internet Fund II, ING Balanced Fund, ING Emerging Markets Equity Fund, ING Global Real Estate Fund and ING Quality of Life Fund. The financial statements and financial highlights of the other funds are presented in separate semi-annual reports except for the ING U.S. Treasury Money Market Fund, ING National Tax-Exempt Money Market Fund, ING Mortgage Income Fund, ING Stable Value Fund, ING Tax Efficient Equity Value Fund, ING Internet Fund II, ING Balanced Fund, ING Global Real Estate Fund and ING Quality of Life Fund, which have not commenced operations. The Funds, except for the ING National Tax-Exempt Bond Fund, offers five classes of shares, which have been designated as Class A, B, C, I and X shares. The ING National Tax-Exempt Bond Fund offers only Class A, B and C shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    SECURITY VALUATION Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are recorded on trade date. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.

ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 43

APRIL 30, 2000 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
(continued)




    FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, deposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    The Funds, except for the ING National Tax-Exempt Bond Fund, are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. When a Fund enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract.

    Risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts. A forward foreign currency contract may also limit any potential gain which might result should the value of such currency increase.

    U.S. FEDERAL TAX STATUS Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to U.S. federal excise tax.

    FOREIGN WITHHOLDING TAXES Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

    DIVIDENDS AND DISTRIBUTIONS The ING Intermediate Bond Fund, ING High Yield Bond Fund and ING National Tax-Exempt Bond Fund declare daily dividends from net investment income. Dividends are paid monthly, generally on the last business day of each month. Substantially all of the net investment income of the ING Growth & Income Fund is distributed in the form of quarterly dividends to shareholders. The ING Large Cap Growth Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Tax Efficient Equity Fund, ING Focus Fund and ING Internet Fund declare and pay annually substantially all of the Funds' net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    EXPENSES Expenses directly attributable to a Fund and a specific class are charged to that Fund or class, other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis.

44  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

    MANAGER AND SUB-ADVISERS ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of the average daily net assets of each Fund. The Manager has entered into various Sub-Advisory Agreements with entities (the "Sub-Advisers") which are wholly-owned indirect subsidiaries of ING Group. Under the Sub-Advisory Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreements, the Manager pays to the Sub-Advisers a monthly fee based on an annual rate of the average daily net assets of each Fund. The applicable management fee, sub-advisory fee, and the Sub-Adviser for each Fund are indicated below:



    Fund Name                             Sub-Adviser                                 Management Fee    Sub-Advisory Fee
------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                     ING Investment Management Advisors B.V.          1.25%               0.625%
------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund             Furman Selz Capital Management LLC               1.00                0.500
------------------------------------------------------------------------------------------------------------------------
    ING Focus Fund                        Furman Selz Capital Management LLC               1.00                0.500
------------------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund               Furman Selz Capital Management LLC               1.00                0.500
------------------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund             Baring Asset Management, Inc.                    0.75                0.375
------------------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund         Delta Asset Management                           0.80                0.400
------------------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund              ING Investment Management LLC                    0.75                0.375
------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund              ING Investment Management LLC                    0.65                0.325
------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund            ING Investment Management LLC                    0.50                0.250
------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund     Furman Selz Capital Management LLC               0.50                0.250


    For the period ended April 30, 2000, the Manager and the Sub-Advisers were entitled to and voluntarily waived management and sub-advisory fees as indicated below:

                                                 Management            Management         Sub-Advisory        Sub-Advisory
    Fund Name                                  Fee Entitled            Fee Waived         Fee Entitled          Fee Waived
----------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                            $1,114,272              $835,704             $557,136            $417,852
----------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                       253,475               148,279              126,738              74,140
----------------------------------------------------------------------------------------------------------------------------
    ING Focus Fund                                  278,600               164,817              139,300              82,409
----------------------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund                         169,523               101,456               84,762              50,728
----------------------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund                       287,578               171,166              143,789              85,583
----------------------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund                   243,229               147,081              121,615              73,541
----------------------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund                        157,560                95,104               78,780              47,552
----------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund                        127,371                76,895               63,686              38,448
----------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund                       93,805                57,017               46,903              28,509
----------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund                47,715                35,786               23,858              17,893



              ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  45

April 30, 2000 (unaudited)


NOTES TO FINANCIAL STATEMENTS
(continued)



In addition, for the period ended April 30, 2000, the Manager has agreed to reimburse expenses amounting to $1,855 for ING Focus Fund, $5,440 for ING Mid Cap Growth Fund, $11,152 for ING Growth & Income Fund, $21,063 for ING High Yield Bond Fund, $14,405 for ING Intermediate Bond Fund and $17,666 for ING National Tax-Exempt Bond Fund.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN
The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Each Fund pays ING Funds Distributor, Inc. (the "Distributor") monthly, based on an annual rate of up to 0.50% of average daily net assets attributable to the Funds' Class A shares and 0.75% of average daily net assets attributable to the Funds' Class B, C, and X shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund.

The Funds have adopted a Shareholder Servicing Plan pursuant to which each may pay a service fee up to an annual rate of 0.25% of a Fund's average daily net assets to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates.

For the period ended April 30, 2000, the Distributor voluntarily waived part of the distribution fees. The distribution fees to which the Distributor was entitled, the distribution fees waived, and the shareholder servicing fees are indicated below:


                                                 Distribution Fee     Distribution Fee    Shareholder Servicing
    Fund Name                                            Entitled               Waived                      Fee
---------------------------------------------------------------------------------------------------------------
    ING Internet Fund                                    $549,363             $190,863            $222,884
---------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                             133,060               91,239              63,361
---------------------------------------------------------------------------------------------------------------
    ING Focus Fund                                        148,113               97,351              69,652
---------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund                                86,879               63,832              42,258
---------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund                             223.887              101,424              95,759
---------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund                         168,590               95,161              76,022
---------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund                              110,832               74,768              52,521
---------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund                              104,481               84,933              48,982
---------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund                             99,764               81,803              46,888
---------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund                      50,103               49,538              24,002


In addition, the Distributor collects sales charges imposed on sales of each Fund's Class A shares and reallows a portion of such charges to dealers through which the sales are made. There is also a contingent deferred sales load ("CDSL") on Class B, C and X shares, which applies if redemption occurs within six years of purchase for the Class B and X shares and within one year of purchase for the Class C shares. Class A share purchases equal to or exceeding $1,000,000 in the aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSL if redeemed within one year of purchase.

For the period ended April 30, 2000, sales charges and CDSL's paid to the Distributor were approximately:


                                                        Class A Shares   Class B Shares    Class C Shares    Class X Shares
    Fund Name                                            Sales Charges             CDSL              CDSL              CDSL
----------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                                       $3,274,945         $284,966           $34,161           $5,260
----------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                                  113,430            2,168               439              210
----------------------------------------------------------------------------------------------------------------------------
    ING Focus Fund                                              77,334            9,243             2,750                -
----------------------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund                                     36,002            1,311                21              207
----------------------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund                                  128,007            8,790             8,496              941
----------------------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund                               83,178           18,934               175                -
----------------------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund                                    82,246            3,575             1,583               24
----------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund                                    48,719           24,167               323              403
----------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund                                  32,826            5,288             2,427            2,045
----------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund                                5                -                 -                -


46  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

    OTHER TRANSACTIONS WITH AFFILIATES ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services up to $40,000 for fund accounting services plus out of pocket expenses, $17 per account for transfer agent services plus out of pocket expenses and up to 0.25% of each Fund's average daily net assets annually for account servicing activities.

    All officers and one trustee of the Trust are employees of the Manager.

4.  INVESTMENTS IN SECURITIES
    For the period ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) and the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purpose were as follows:

                                                                                                              Net Appreciation/
    Fund Name                             Purchases             Sales       Appreciation      Depreciation       (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                   $187,743,722       $86,584,853      $16,414,099       $32,147,041      $(15,732,942)
------------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund             80,035,012        75,805,267       11,056,806         7,909,780         3,147,026
------------------------------------------------------------------------------------------------------------------------------
    ING Focus Fund                        35,343,438        19,691,451       10,514,483         2,642,001         7,872,482
------------------------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund               16,705,538        14,442,214       13,235,309         1,862,250        11,373,059
------------------------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund             52,744,708        28,762,887       15,175,709         3,420,525        11,755,184
------------------------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund         10,294,862         4,210,922       15,066,041         4,366,054        10,699,987
------------------------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund              15,923,251        11,330,778        8,749,113         2,236,660         6,512,453
------------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund              90,008,226        84,147,792          171,246         1,219,511        (1,048,265)
------------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund           108,682,858       106,731,976           74,462         1,000,147          (925,685)
------------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund     21,681,200         1,748,250           20,768           180,392          (159,624)



ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 47

April 30, 2000 (unaudited)


NOTES TO FINANCIAL STATEMENTS
(continued)



5.  CONCENTRATION OF RISKS
    HIGH YIELD BOND MARKET The ING Intermediate Bond Fund and ING High Yield Bond Fund may invest in high yield, high risk debt securities. Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities.

    FOREIGN SECURITIES The Funds, except the ING National Tax-Exempt Bond Fund, may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

    NON-DIVERSIFIED The ING Internet Fund and ING Focus Fund are classified as non-diversified investment companies under the Investment Company Act, which means that each Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

    INDUSTRY CONCENTRATION The ING Internet Fund concentrates its assets in securities related to a particular industry. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

6.  REPURCHASE AGREEMENTS
    The Funds may enter into repurchase agreements with U.S. banks or broker/dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the repurchase price.

7.  FEDERAL INCOME TAX
    At October 31, 1999, the ING Small Cap Growth Fund, ING Mid Cap Growth Fund, ING Large Cap Growth Fund, ING Tax Efficient Equity Fund and ING Intermediate Bond Fund had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. The amount and date of expiration of these carryforwards are as follows:


    Fund Name                        Capital Loss Carryforwards                  Expiration
---------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund                        $1,539,689             October 31, 2007
---------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund                           2,076,959             October 31, 2007
---------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund                         1,396,880             October 31, 2007
---------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund                         7,352             October 31, 2007
---------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund                        1,083,329             October 31, 2007




48  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

8.  SHARES OF BENEFICIAL INTEREST

    At April 30, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

    At April 30, 2000, total paid-in capital amounted to the following for each
    Fund:


    Fund Name                         Class A Shares    Class B Shares   Class C Shares    Class I Shares   Class X Shares
---------------------------------------------------------------------------------------------------------------------------
    ING Internet Fund                    $69,239,524       $52,441,528      $27,234,891               --        $4,564,011
---------------------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund             31,278,540         2,665,470        2,495,776               --         1,386,176
---------------------------------------------------------------------------------------------------------------------------
    ING Focus Fund                        45,646,634         4,097,599        2,170,795               --         1,677,637
---------------------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund               28,381,279         1,226,584          784,812               --           396,551
---------------------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund             48,957,327         5,952,186       14,229,238          $121,181        5,972,058
---------------------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund         40,093,191         7,956,285        3,200,083               --         2,591,332
---------------------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund              34,810,403         1,780,310        1,588,102               --         1,787,147
---------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund              35,559,543         3,193,152        1,403,477               --         1,046,238
---------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund            31,408,580         1,573,736        2,114,895               --           708,452
---------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund     20,588,389            60,486           63,152               --               --



ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000                 49

April 30, 2000 (unaudited)



NOTES TO FINANCIAL STATEMENTS
(continued)


Transactions in shares of each class were as follows:


                                             Six Months Ended April 30, 2000           Period Ended October 31, 1999
                                             -------------------------------           -----------------------------
ING INTERNET FUND                             Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                              4,972,921          $ 99,799,008             3,045,309          $ 31,032,102
    Shares issued on reinvestment               41,751               835,449                    --                    --
    Shares redeemed                         (2,822,423)          (60,120,994)             (219,359)           (2,306,139)
                                          ------------          ------------          ------------          ------------
    Net increase                             2,192,249          $ 40,513,463             2,825,950          $ 28,725,963
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                              2,823,746          $ 58,311,437             1,217,308          $ 12,538,049
    Shares issued on reinvestment               20,902               429,318                    --                    --
    Shares redeemed                           (875,515)          (18,372,693)              (40,458)             (458,465)
                                          ------------          ------------          ------------          ------------
    Net increase                             1,969,133          $ 40,368,062             1,176,850          $ 12,079,584
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                              1,441,757          $ 29,079,406               454,931          $  4,757,431
    Shares issued on reinvestment               10,446               214,873                    --                    --
    Shares redeemed                           (300,510)           (6,407,859)              (36,518)             (408,839)
                                          ------------          ------------          ------------          ------------
    Net increase                             1,151,693          $ 22,886,420               418,413          $  4,348,592
------------------------------------------------------------------------------------------------------------------------
Class X Shares(1)
    Shares sold                                198,837          $  4,127,373                84,230          $    855,683
    Shares issued on reinvestment                1,460                29,986                    --                    --
    Shares redeemed                            (18,216)             (444,578)                 (570)               (6,000)
                                          ------------          ------------          ------------          ------------
    Net increase                               182,081          $  3,712,781                83,660          $    849,683
------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on July 1, 1999.




                                               Six Months Ended April 30, 2000           Period Ended October 31, 1999
                                               -------------------------------           -----------------------------
ING SMALL CAP GROWTH FUND                     Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                              1,081,460          $ 17,447,076             2,756,698          $ 27,733,436
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                           (752,066)          (12,409,947)             (120,009)           (1,281,046)
                                          ------------          ------------          ------------          ------------
    Net increase                               329,394          $  5,037,129             2,636,689          $ 26,452,390
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                135,555          $  2,368,154                68,717          $    720,182
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                            (23,790)             (405,035)               (1,347)              (14,674)
                                          ------------          ------------          ------------          ------------
    Net increase                               111,765          $  1,963,119                67,370          $    705,508
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                143,223          $  2,295,709                37,625          $    388,119
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                            (10,804)             (184,741)                 (270)               (2,855)
                                          ------------          ------------          ------------          ------------
    Net increase                               132,419          $  2,110,968                37,355          $    385,264
------------------------------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                                 53,093          $    914,090                51,926          $    533,637
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                             (2,967)              (44,598)               (1,149)              (12,227)
                                          ------------          ------------          ------------          ------------
    Net increase                                50,126          $    869,492                50,777          $    521,410
------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class X shares commenced offering on January 11, 1999.



50  ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

                                            Six Months Ended April 30, 2000             Period Ended October 31, 1999
                                            -------------------------------             -----------------------------
ING FOCUS FUND                                Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                              1,494,127          $ 20,095,545             2,922,599          $ 30,105,049
    Shares issued on reinvestment               91,224             1,200,511                    --                    --
    Shares redeemed                           (371,220)           (4,921,332)              (69,444)             (823,282)
                                          ------------          ------------          ------------          ------------
    Net increase                             1,214,131          $ 16,374,724             2,853,155          $ 29,281,767
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                138,976          $  1,837,692               266,465          $  3,195,205
    Shares issued on reinvestment                6,862                89,753                    --                    --
    Shares redeemed                            (52,037)             (689,860)              (27,545)             (331,601)
                                          ------------          ------------          ------------          ------------
    Net increase                                93,801          $  1,237,585               238,920          $  2,863,604
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                121,342          $  1,603,291                80,003          $    963,946
    Shares issued on reinvestment                2,670                34,903                    --                    --
    Shares redeemed                            (30,821)             (408,393)               (1,989)              (23,655)
                                          ------------          ------------          ------------          ------------
    Net increase                                93,191          $  1,229,801                78,014          $    940,291
------------------------------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                                 55,897          $    754,042                89,863          $  1,057,689
    Shares issued on reinvestment                3,241                42,320                    --                    --
    Shares redeemed                            (12,679)             (169,098)                 (298)               (3,513)
                                          ------------          ------------          ------------          ------------
    Net increase                                46,459          $    627,264                89,565          $  1,054,176
------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class X shares commenced offering on January 12, 1999.




                                             Six Months Ended April 30, 2000            Period Ended October 31, 1999
                                             -------------------------------            -----------------------------
ING MID CAP GROWTH FUND                       Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                145,153          $  1,784,736             2,753,482          $ 27,612,489
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                            (29,810)             (338,696)              (54,675)             (559,344)
                                          ------------          ------------          ------------          ------------
    Net increase                               115,343          $  1,446,040             2,698,807          $ 27,053,145
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                 58,041          $    703,475                63,976          $    646,218
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                             (9,433)             (112,197)                 (957)               (9,976)
                                          ------------          ------------          ------------          ------------
    Net increase                                48,608          $    591,278                63,019          $    636,242
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                 34,233          $    413,997                37,952          $    385,487
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                             (1,034)              (11,910)                 (283)               (2,855)
                                          ------------          ------------          ------------          ------------
    Net increase                                33,199          $    402,087                37,669          $    382,632
------------------------------------------------------------------------------------------------------------------------
Class I Shares(2)
    Shares sold                                  1,594          $     17,417                40,383          $    414,531
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                            (41,647)             (465,744)                 (330)               (3,267)
                                          ------------          ------------          ------------          ------------
    Net increase (decrease)                    (40,053)         $   (448,327)               40,053          $    411,264
------------------------------------------------------------------------------------------------------------------------
Class X Shares(3)
    Shares sold                                  8,241          $     99,145                33,054          $    329,944
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                             (1,855)              (21,499)                 (818)               (8,660)
                                          ------------          ------------          ------------          ------------
    Net increase                                 6,386          $     77,646                32,236          $    321,284
------------------------------------------------------------------------------------------------------------------------


(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class I shares commenced offering on July 29, 1999.
(3) Class X shares commenced offering on January 19, 1999.



               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  51

April 30, 2000 (unaudited)

NOTES TO FINANCIAL STATEMENTS
(continued)


                                             Six Months Ended April 30, 2000            Period Ended October 31, 1999
                                             -------------------------------            -----------------------------
ING LARGE CAP GROWTH FUND                     Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                              1,692,350          $ 22,021,893             3,303,263          $ 33,983,244
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                           (431,339)           (5,549,012)             (123,646)           (1,383,990)
                                          ------------          ------------          ------------          ------------
    Net increase                             1,261,011          $ 16,472,881             3,179,617          $ 32,599,254
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                223,353          $  2,816,894               335,562          $  3,743,914
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                            (42,837)             (552,267)               (3,803)              (44,163)
                                          ------------          ------------          ------------          ------------
    Net increase                               180,516          $  2,264,627               331,759          $  3,699,751
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                427,726          $  5,396,071               921,262          $ 10,475,479
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                           (119,788)           (1,502,627)              (10,849)             (118,613)
                                          ------------          ------------          ------------          ------------
    Net increase                               307,938          $  3,893,444               910,413          $ 10,356,866
------------------------------------------------------------------------------------------------------------------------
Class I Shares(2)
    Shares sold                                  6,053          $     77,044                 4,312          $     49,138
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                               (398)               (4,998)                   --                    --
                                          ------------          ------------          ------------          ------------
    Net increase                                 5,655          $     72,046                 4,312          $     49,138
------------------------------------------------------------------------------------------------------------------------
Class X Shares(3)
    Shares sold                                102,161          $  1,280,802               446,082          $  4,974,893
    Shares issued on reinvestment                   --                    --                    --                    --
    Shares redeemed                            (10,472)             (132,832)              (10,790)             (123,341)
                                          ------------          ------------          ------------          ------------
    Net increase                                91,689          $  1,147,970               435,292          $  4,851,552
------------------------------------------------------------------------------------------------------------------------



(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class I shares commenced offering on September 27, 1999.
(3) Class X shares commenced offering on January 11, 1999.




                                             Six Months Ended April 30, 2000            Period Ended October 31, 1999
                                             -------------------------------            -----------------------------
ING TAX EFFICIENT EQUITY FUND                 Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                364,498          $  4,502,441             3,938,486          $ 41,141,495
    Shares issued on reinvestment               16,293               199,104                    --                    --
    Shares redeemed                           (349,011)           (4,307,348)             (124,823)           (1,419,922)
                                          ------------          ------------          ------------          ------------
    Net increase                                31,780          $    394,197             3,813,663          $ 39,721,573
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                196,607          $  2,428,261               603,425          $  6,877,202
    Shares issued on reinvestment                1,609                19,625                    --                    --
    Shares redeemed                            (97,073)           (1,214,906)              (13,447)             (156,928)
                                          ------------          ------------          ------------          ------------
    Net increase                               101,143          $  1,232,980               589,978          $  6,720,274
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                171,119          $  2,116,758               106,384          $  1,246,004
    Shares issued on reinvestment                  681                 8,257                    --                    --
    Shares redeemed                            (10,329)             (126,440)               (4,053)              (46,936)
                                          ------------          ------------          ------------          ------------
    Net increase                               161,471          $  1,998,575               102,331          $  1,199,068
------------------------------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                                 17,914          $    220,445               276,862          $  3,083,700
    Shares issued on reinvestment                   70                   856                    --                    --
    Shares redeemed                            (41,309)             (505,765)              (17,841)             (208,293)
                                          ------------          ------------          ------------          ------------
    Net increase (decrease)                    (23,325)         $   (284,464)              259,021          $  2,875,407
------------------------------------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class X shares commenced offering on January 11, 1999.


52     ING Domestic Mutual Funds Semi-Annual Report

                                            Six Months Ended April 30, 2000            Period Ended October 31, 1999
                                            -------------------------------            -----------------------------
ING GROWTH AND INCOME FUND                    Shares               Amount                Shares               Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                359,289          $  4,336,640             3,082,641          $ 31,362,914
    Shares issued on reinvestment                8,497               100,444                 3,398                36,868
    Shares redeemed                            (61,767)             (718,973)              (25,448)             (279,659)
                                          ------------          ------------          ------------          ------------
    Net increase                               306,019          $  3,718,111             3,060,591          $ 31,120,123
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                 76,429          $    902,885               101,981          $  1,118,285
    Shares issued on reinvestment                  257                 3,016                    36                   388
    Shares redeemed                            (18,297)             (220,217)               (2,591)              (28,455)
                                          ------------          ------------          ------------          ------------
    Net increase                                58,389          $    685,684                99,426          $  1,090,218
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                 85,071          $    998,882                75,515          $    830,860
    Shares issued on reinvestment                  224                 2,633                     7                    74
    Shares redeemed                            (20,904)             (241,237)                 (633)               (6,897)
                                          ------------          ------------          ------------          ------------
    Net increase                                64,391          $    760,278                74,889          $    824,037
------------------------------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                                 38,800          $    453,835               136,848          $  1,487,100
    Shares issued on reinvestment                  320                 3,759                    57                   616
    Shares redeemed                             (7,010)              (80,609)               (7,353)              (80,601)
                                          ------------          ------------          ------------          ------------
    Net increase                                32,110          $    376,985               129,552          $  1,407,115
------------------------------------------------------------------------------------------------------------------------



(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class X shares commenced offering on January 12, 1999.




                                           Six Months Ended April 30, 2000             Period Ended October 31, 1999
                                           -------------------------------             -----------------------------
ING HIGH YIELD BOND FUND                      Shares                Amount               Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                535,103          $  5,376,066             2,950,126          $ 29,549,612
    Shares issued on reinvestment              130,717             1,299,323               184,187             1,855,772
    Shares redeemed                           (182,891)           (1,811,240)              (69,091)             (693,436)
                                          ------------          ------------          ------------          ------------
    Net increase                               482,929          $  4,864,149             3,065,222          $ 30,711,948
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                143,752          $  1,441,456               245,269          $  2,474,568
    Shares issued on reinvestment                7,843                78,032                 4,506                45,149
    Shares redeemed                            (73,649)             (730,812)              (11,685)             (116,958)
                                          ------------          ------------          ------------          ------------
    Net increase                                77,946          $    788,676               238,090          $  2,402,759
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                 74,993          $    748,797                77,919          $    784,122
    Shares issued on reinvestment                3,315                32,887                 1,787                17,932
    Shares redeemed                            (16,543)             (162,537)               (1,994)              (19,911)
                                          ------------          ------------          ------------          ------------
    Net increase                                61,765          $    619,147                77,712          $    782,143
------------------------------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                                 27,502          $    271,607                87,496          $    885,049
    Shares issued on reinvestment                3,301                32,784                 3,023                30,325
    Shares redeemed                            (13,995)             (137,437)               (3,597)              (35,782)
                                          ------------          ------------          ------------          ------------
    Net increase                                16,808          $    166,954                86,922          $    879,592
------------------------------------------------------------------------------------------------------------------------



(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class X shares commenced offering on January 11, 1999.


            ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000     53

APRIL 30, 2000 (UNAUDITED)


NOTES TO FINANCIAL STATEMENTS
(continued)


                                           Six Months Ended April 30, 2000              Period Ended October 31, 1999
                                           -------------------------------              -----------------------------
ING INTERMEDIATE BOND FUND                   Shares                 Amount                Shares                Amount
------------------------------------------------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                                499,903          $  4,690,871             4,290,518          $ 42,274,629
    Shares issued on reinvestment               91,834               855,158               142,631             1,366,772
    Shares redeemed                           (850,171)           (7,931,529)           (1,029,165)           (9,831,107)
                                          ------------          ------------          ------------          ------------
    Net increase (decrease)                   (258,434)         $ (2,385,500)            3,403,984          $ 33,810,294
------------------------------------------------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                166,715          $  1,557,105               328,463          $  3,175,052
    Shares issued on reinvestment                5,099                47,484                 5,663                53,854
    Shares redeemed                           (221,678)           (2,063,494)             (126,073)           (1,197,919)
                                          ------------          ------------          ------------          ------------
    Net increase (decrease)                    (49,864)         $   (458,905)              208,053          $  2,030,987
------------------------------------------------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                146,196          $  1,378,361               113,633          $  1,097,966
    Shares issued on reinvestment                4,403                40,985                 2,468                23,450
    Shares redeemed                            (44,958)             (416,272)               (1,241)              (11,653)
                                          ------------          ------------          ------------          ------------
    Net increase                               105,641          $  1,003,074               114,860          $  1,109,763
------------------------------------------------------------------------------------------------------------------------
Class X Shares(2)
    Shares sold                                 33,062          $    310,504               233,086          $  2,271,631
    Shares issued on reinvestment                2,324                21,647                 4,011                38,177
    Shares redeemed                            (73,460)             (684,162)             (130,052)           (1,248,812)
                                          ------------          ------------          ------------          ------------
    Net increase (decrease)                    (38,074)         $   (352,011)              107,045          $  1,060,996
------------------------------------------------------------------------------------------------------------------------




(1) Class A, B and C shares commenced operations on December 15, 1998.
(2) Class X shares commenced offering on January 11, 1999.




                                              Period Ended April 30, 2000
                                              ---------------------------
ING NATIONAL TAX-EXEMPT BOND FUND            Shares                 Amount
--------------------------------------------------------------------------------
Class A Shares(1)
    Shares sold                              2,020,892          $ 20,202,856
    Shares issued on reinvestment               40,414               393,538
    Shares redeemed                               (823)               (8,005)
                                          ------------          ------------
    Net increase                             2,060,483          $ 20,588,389
--------------------------------------------------------------------------------
Class B Shares(1)
    Shares sold                                  8,536          $     81,017
    Shares issued on reinvestment                  111                 1,084
    Shares redeemed                             (2,456)              (24,115)
                                          ------------          ------------
    Net increase                                 6,191          $     57,986
--------------------------------------------------------------------------------
Class C Shares(1)
    Shares sold                                  6,136          $     60,621
    Shares issued on reinvestment                    4                    41
    Shares redeemed                                 (1)                  (10)
                                          ------------          ------------
    Net increase                                 6,139          $     60,652
--------------------------------------------------------------------------------



(1) Commenced operations on November 8, 1999.


54   ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING MUTUAL FUNDS


BOARD OF TRUSTEES
    John J. Pileggi, Chairman of the Board
    Joseph N. Hankin
    Jack D. Rehm
    Blaine E. Rieke
    Richard A. Wedemeyer


OFFICERS
    John J. Pileggi, President & CEO
    Donald E. Brostrom, Treasurer
    Louis S. Citron, Vice President
    Ralph G. Norton III, Vice President
    Rachelle I. Rehner, Secretary
    Charles Eng, Assistant Treasurer
    Amy Lau, Assistant Treasurer


OFFICE OF THE FUNDS
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


MANAGER
    ING Mutual Funds Management Co. LLC
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


DISTRIBUTOR
    ING Funds Distributor, Inc.
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


CUSTODIAN
    State Street Bank and Trust Co.
    801 Pennsylvania Street
    Kansas City, MO 64105


TRANSFER AGENT
    DST Systems, Inc.
    333 W. 11th Street
    Kansas City, MO 64105

INDEPENDENT AUDITORS
    Ernst & Young LLP
    787 Seventh Avenue
    New York, NY 10019


LEGAL COUNSEL
    Paul, Weiss, Rifkind, Wharton & Garrison
    1285 Avenue of the Americas
    New York, NY 10019-6064


SUB-ADVISERS
    Baring Asset Management, Inc.
    125 High Street
    Boston, MA 02110

    Delta Asset Management
    333 South Grand Avenue
    Los Angeles, CA 90071

    Furman Selz Capital Management LLC
    230 Park Avenue
    New York, NY 10169

    ING Investment Management Advisors B.V.
    Schenkkade 65, 2595 AS
    The Hague, The Netherlands

    ING Investment Management LLC
    5780 Powers Ferry Road, N.W., Suite 300
    Atlanta, GA 30327


               ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000  55

ING FUNDS SERVICES
www.ingfunds.com -- YOUR 24-HOUR INFORMATION SOURCE


24-HOUR AUTOMATED TELEPHONE INFORMATION
If you don't have access to the Web, you can always call our 24-hour automated telephone information system at 1-877-INFO-ING (1-877-463-6464). The system is easy to use, and with it you can:

- Obtain fund prices
- Learn account balances
- Review recent account history
- Buy, sell and exchange shares.


INSTANT FUND AND FINANCIAL MARKET INFORMATION To learn the latest information on the ING Funds and your accounts, look no further than our Web site at www.ingfunds.com. When you reach our homepage you'll have instant access to the prior business day closing prices on all the ING Funds. As a special feature, we also provide updates throughout the business day on the performance of several key financial market indicators -- including the Dow Jones Industrial Average, the S&P 500 Index and the 30-year Treasury bond. What's more, you can even receive free quotes on thousands of mutual funds and stocks.


REVIEW YOUR ING FUNDS ACCOUNTS To receive an update on your ING Funds accounts simply click on "Shareholders & Investors" on the top of the homepage, and then on "My Accounts." This is a secure section of the site, and you'll be asked to provide your Social Security number and a password/PIN to enter. To create a password, call ING Funds at 1-877-INFO-ING (1-877-463-6464). Once the phone representative establishes the password, click on "View Account" to access your ING Funds portfolio information. Here you'll find a host of information, such as your latest account balance and a complete history of your account. You can even order duplicate statements and tax documents to be sent to your address of record.


ACCOUNT TRANSACTIONS You can use the site to make account purchases, exchanges and redemptions within your fund account. After viewing any account position, you have access to tools that will enable you to buy, exchange, or sell shares. To take advantage of this feature, you will be required to provide your bank information to ING Funds when you set up your Internet account. You will receive confirmations in the mail after conducting any transactions on the web.


FOR ADDITIONAL INFORMATION ON THE ING FUNDS WEB SITE, PLEASE CALL ING FUNDS AT 1-877-INFO-ING (1-877-463-6464), MONDAY THROUGH FRIDAY, 8:00AM - 6:00PM, EST.


56    ING Domestic Mutual Funds Semi-Annual Report / April 30, 2000

ING MUTUAL FUNDS
A list of fund objectives and primary portfolios


ING offers a diverse fund family to help meet your needs and long-term financial goals. These include U.S. stock, U.S. bond and a variety of global and international funds. To learn which ING Mutual Funds best meet your investment objectives, contact your financial advisor for additional information, including a prospectus. You can also call us toll free at 1-877-INFO-ING (1-877-463-6464) or visit our Web site at www.ingfunds.com

STOCK FUNDS

                                         FUND OBJECTIVE              PRIMARY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
    ING Internet Fund                    Capital appreciation        A non-diversified portfolio of Internet
                                                                     technology companies
-------------------------------------------------------------------------------------------------------------
    ING Small Cap Growth Fund            Growth of capital           Primarily small cap companies
-------------------------------------------------------------------------------------------------------------
    ING Focus Fund                       Growth of capital           A non-diversified portfolio of stocks
-------------------------------------------------------------------------------------------------------------
    ING Mid Cap Growth Fund              Growth of capital           Primarily mid cap companies
-------------------------------------------------------------------------------------------------------------
    ING Large Cap Growth Fund            Growth of capital           Primarily large cap companies
-------------------------------------------------------------------------------------------------------------
    ING Tax Efficient Equity Fund        High total return           A diversified portfolio of stocks
-------------------------------------------------------------------------------------------------------------
    ING Growth & Income Fund              High total return           Primarily income-producing stocks
-------------------------------------------------------------------------------------------------------------



GLOBAL/INTERNATIONAL FUNDS

------------------------------------------------------------------------------------------------------
    STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
    ING Emerging Markets Equity Fund          Growth of capital            A diversified portfolio of emerging market stocks
------------------------------------------------------------------------------------------------------------------------------------
    ING Global Communications Fund            Growth of capital            A diversified portfolio of communications products & svcs
------------------------------------------------------------------------------------------------------------------------------------
    ING Global Information Technology Fund    Growth of capital            Primarily global information technology stocks
------------------------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund                  Growth of capital            Primarily European companies
------------------------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund             Growth of capital            Primarily companies outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund               Growth of capital            A non-diversified portfolio of multi-national
                                                                           companies with well-known brands
------------------------------------------------------------------------------------------------------------------------------------
    BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund               High total return            A non-diversified portfolio of bonds from
                                                                           issuers generally outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------


BOND FUNDS

----------------------------------------------------------------------------------------------------------------------------
    ING High Yield Bond Fund                   High current income          Below-investment grade corporate bonds
                                               and total return
----------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund                 High current income          U.S. government and high-quality corporate bonds
----------------------------------------------------------------------------------------------------------------------------
    ING National Tax-Exempt Bond Fund          High current tax-exempt      Diversified portfolio of municipal bonds
                                               income
----------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS

----------------------------------------------------------------------------------------------------------------------------
    ING Money Market Fund                      High level of current income        1st tier commercial paper
----------------------------------------------------------------------------------------------------------------------------


Shares of ING funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

ING MUTUAL FUNDS
INFORMATION AND SERVICES


CUSTOMER SERVICE REPRESENTATIVES
1-877-INFO-ING
(1-877-463-6464)
MON - FRI 8:00AM - 6:00PM


AUTOMATED FUND AND
ACCOUNT INFORMATION
1-877-INFO-ING
(1-877-463-6464)
24 HOURS, 7 DAYS A WEEK


WEB SITE
WWW.INGFUNDS.COM


TRANSFER AGENT
DST SYSTEMS, INC.
333 WEST 11TH STREET
KANSAS CITY, MO 64105


This report is authorized for use only when preceded or accompanied by the current ING Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to investors. Please read the prospectus carefully before you invest or send money. This report does not offer for sale or solicit orders to buy any security. If used as sales material after June 30, 2000, this report must be accompanied by performance for the most recently completed calendar quarter.






[ING FUNDS logo]
1475 Dunwoody Drive
West Chester, PA 19380-1478